SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                                   [ ]
   ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                                  [ ]
--------------------------------------------------------------------------------
Post-Effective Amendment No. 52                                               X
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                                   X
   COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 32                                                             [ ]
(Check appropriate box or boxes)

                            ACTIVA MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)
2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan                 49546-7116
(Address of Principal Executive Office)                               (Zip Code)
       Registrant's Telephone Number, including Area Code: (616) 787-6288
               Allan D. Engel, President, Secretary, and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) p
    [ ] immediately upon filing pursuant to paragraph (b)
     X  on April 30, 2003 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a) (1)
    [ ] on (date) pursuant to paragraph (a) (1)
    [ ] 75 days after filing pursuant to paragraph (a) (2)
    [ ] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class A

ACTIVA MUTUAL FUNDS                                                   ACTIVA MUTUAL FUNDS LOGO
2905 LUCERNE SE, SUITE 200
GRAND RAPIDS MICHIGAN 49546                                                  PROSPECTUS
(616) 787-6288
(800) 346-2670                                             ACTIVA MUTUAL FUNDS.

Contents                                      Page         ACTIVA MONEY MARKET FUND
Facts at a Glance                                            Sub-Adviser: JP Morgan Investment
Activa Money Market Fund                                             Management Inc.
Activa Intermediate Bond Fund                              ACTIVA INTERMEDIATE BOND FUND
Activa Value Fund                                            Sub-Adviser: McDonnell Investment
Activa Growth Fund                                                   Management, LLC
Activa International Fund                                  ACTIVA VALUE FUND
Expenses                                                     Sub-Adviser: Wellington Management Co. LLP
Organization and Management                                ACTIVA GROWTH FUND
   Organization of the Funds                                 Sub-Adviser: State Street Research &
   Investment Management                                             Management Company
   The Sub-Advisers                                        ACTIVA INTERNATIONAL FUND
   Fundamental Investment Policies                           Sub-Adviser: Nicholas-Applegate Capital
   Pricing of Fund Shares                                            Management
   Purchase of Shares
   How Shares are Redeemed                                 A  selection  of stock,  bond,  and money  market
   Exchange Privilege                                   funds, managed by professional  advisers,  which are
   Additional Account Policies                          designed  to help  investors  meet  their  financial
   Internet Address                                     goals.
   Retirement Plans                                        As with all  mutual  funds,  the  Securities  and
   Dividend & Capital Gain                              Exchange  Commission has not approved or disapproved
      Distributions to Shareholders                     these  securities  or passed  upon the  accuracy  of
   Tax Consequences                                     this   Prospectus.   Any   representation   to   the
   Distribution Plan                                    contrary is a criminal offense.
   Shareholder Inquiries
Sub-Advisers Historical
   Performance
Risk Factors and Special Consideration
   General Investment Risks
   International Investment Risks
       and Considerations
   General Fixed Income
      Securities Risks
   Other Risks
   Special Considerations
Financial Highlights

                                                           The date of this Prospectus is April 30, 2003.



Printed in U.S.A.



                               ACTIVA MUTUAL FUNDS

                                FACTS AT A GLANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Each of the five Activa mutual funds (the "Funds") seeks as high a return over time as is consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

STRATEGIES AND RISKS
--------------------------------------------------------------------------------
   Activa Money Market Fund. A money market fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund invests in high quality money market securities. Risk. Lowest potential risk.
   Activa Intermediate Bond Fund. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. The Fund invests primarily in marketable debt securities. Risk. Greater risk than the money market fund, but less risk than funds which invest in common stocks.
   Activa Value Fund. A stock fund which seeks long-term growth of capital. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital - appreciation. Risk. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.
   Activa Growth Fund. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. Risk. Lower risk than an international fund, but greater than a value fund.
   Activa International Fund. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes have the potential for above-average growth or earnings. Risk. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, LLC and the Board of Trustees of each Fund.

                                                                                      HIGHER RISK

                                                                                     |
                                                                                     |
                                                                                     |
                                                                                     |
                                                                |                    |THE ACTIVA
                                                                |                     INTERNATIONAL
                                                                |                     FUND
                                                |               |
                                                |               |THE ACTIVA
                                                |                GROWTH FUND
   LOWER RISK             |                     |
                          |                     |THE ACTIVA
                          |                      VALUE FUND
                          |
      |                   |THE ACTIVA
      |                    INTERMEDIATE
      |                    BOND FUND
      |
      |THE ACTIVA
       MONEY MARKET
       FUND

                               ACTIVA MUTUAL FUNDS

                            ACTIVA MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests in a broad spectrum of high-quality U.S. dollar-denominated money market securities. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. The average weighted maturity of the securities held by the fund will not exceed 90 days.
   The Fund's Sub-Adviser, J.P. Morgan Investment Management Inc., analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired dollar weighted average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. For example, the issuer or guarantor of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. To the extent that the fund invests in foreign securities, the Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 19.
   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second shows the Fund's performance over time. As with all mutual funds, past performance is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

COLUMN CHART:
2000               5.96%
2001               3.66%
2002               1.14%

During the periods shown in the chart, the Fund's highest return for a quarter was 1.52% (quarters ending September 30, 2000 and December 31, 2000), and the Fund's lowest return for a quarter was 0.24% (quarter ending December 31, 2002).

                                               Average Annual Total Return
                                             Periods Ended December 31, 2002

                                         One Year        Since Inception 8/30/99

         Activa Money Market Fund        1.14%                  3.72%

                          ACTIVA INTERMEDIATE BOND FUND
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency. Under normal circumstances, at least 80% of the Fund's assets will be invested in bonds. The average maturity of securities held by the Fund is expected to be three to ten years.
   The Fund's Sub-Adviser, McDonnell Investment Management, LLC, analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. Interest rate changes have a greater affect on fixed income securities with longer maturity. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 19.
   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Lehman Bros. Aggregate Bond.
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

COLUMN CHART:
2000               9.83%
2001               8.49%
2002               8.85%

During the periods shown in the chart, the Fund's highest return for a quarter was 4.86% (quarter ending September 30, 2001), and the Fund's lowest return for a quarter was -0.12% (quarter ending December 31, 2001).

                                                   Average Annual Total Return
                                                Periods Ended December 31, 2002

                                              One Year   Since Inception 8/30/99
     Activa Intermediate Bond Fund
              Return Before Taxes               8.85%             8.32%
              Return After Taxes on
                   Distributions *              6.66%             5.89%
              Return After Taxes on
                   Distributions and Sale
                   of Fund Shares*              5.44%             5.48%
     Lehman Bros. Aggregate Bond Index**       10.27%             9.39%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses or reduced for federal income taxes.

                               ACTIVA MUTUAL FUNDS

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 19.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables on the next page show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------
COLUMN CHART:
Value Cl A
1993                10.85%
1994                -5.87%
1995                30.55%
1996                23.18%
1997                22.47%
1998                10.17%
1999                -6.70%
2000                13.82%
2001                -7.05%
2002               -17.87%


During the periods shown in the chart, the Fund's highest return for a quarter was 13.76% (quarter ending June 30, 1997), and the Fund's lowest return for a quarter was -17.71% (quarter ending September 30, 2002).

                                                  Average Annual Total Return
                                               Periods Ended December 31, 2002

                                             One Year     Five Year     Ten Year
         Activa Value Fund
                  Return Before Taxes         -17.87%      -2.24%          6.26%
                  Return After Taxes on
                       Distributions*         -18.24%      -3.55%          3.24%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*        -10.97%      -2.16%          3.92%
         Russell 1000 Value Index**           -15.52%       1.16%         10.81%
         S&P 500**                            -22.09%      -0.58%          9.34%

*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The S&P Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income tax.

                               ACTIVA GROWTH FUND
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term growth of capital.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, State Street Research & Management Company, seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 19.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Growth Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------
COLUMN CHART:
2000               -11.01%
2001               -23.63%
2002               -33.69%

During the periods shown in the chart, the Fund's highest return for a quarter was 13.62% (quarter ending December 31, 2001), and the Fund's lowest return for a quarter was -23.36% (quarter ending September 30, 2001).

                                                  Average Annual Total Return
                                                Periods Ended December 31, 2002

                                               One Year  Since Inception 8/30/99
         Activa Growth Fund
                  Return Before Taxes           -33.69%          -18.13%
                  Return After Taxes on
                      Distributions*            -33.69%          -18.37%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*          -20.69%          -13.70%
         Russell 1000 Growth Index**            -27.89%          -14.54%
         S&P 500**                              -22.09%          -10.27%

*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. The Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income taxes.

                            ACTIVA INTERNATIONAL FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes have the potential for above-average growth of earnings.
   The Fund's Sub-Adviser, Nicholas-Applegate Capital Management, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses a blend of fundamental and computer-assisted research to uncover signs of positive business developments which are not fully reflected in a company's stock price. Diversification is achieved by investing in a number of different countries, industries, and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. The Fund may invest up to 10% of its assets in emerging markets. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 19. The Sub-Adviser expects a high portfolio turnover rate which can be 200% or more. A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and Standard and Poor's 500 Stock Index ("S&P 500").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

COLUMN CHART:
2000               -25.31%
2001               -28.96%
2002               -20.22%

During the periods shown in the chart, the Fund's highest return for a quarter was 2.73% (quarter ending December 31, 2001), and the Fund's lowest return for a quarter was -19.39% (quarter ending September 30, 2002).

                                                  Average Annual Total Return
                                                Periods Ended December 31, 2002

                                               One Year  Since Inception 8/30/99
         Activa International Fund
                  Return Before Taxes           -20.22%          -14.13%
                  Return After Taxes on
                       Distributions*           -20.23%          -15.09%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*          -12.41%          -11.04%
         MSCI EAFE Index**                      -15.94%          -11.63%
         S&P 500**                              -22.09%          -10.27%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The MSCI EAFE Index represents an unmanaged index of over 1000 foreign common stock prices and the Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by the Fund's operating expenses or reduced for federal income taxes.

                                    EXPENSES
This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

Shareholder Transaction Expenses (Fees Paid Directly from Your Investment)
for each Fund.
         Shareholder Fees                                                  None
         Maximum Sales Charge Imposed on Purchases                         None
         Maximum Deferred Sales Charge                                     None
         Maximum Sales Charge Imposed on                                   None
                   Reinvested Dividends
         Exchange Fee                                                      None
         Redemption Fee                                                    None

                 Annual Fund Operating Expenses Paid by the Fund

                                            Money Market      Bond      Value   Growth    International
         Management Fees                        0.35%         0.34%     0.50%    0.68%        0.83%
         Distribution & Service (12b-1) Fees    0.00%         0.15%     0.15%    0.14%        0.15%
         Other Expenses                         0.40%         0.22%     0.47%    0.62%        0.91%
         Total Annual Fund Operating
                 Expenses                       0.75%         0.71%     1.12%    1.44%        1.89%

   Total Fund Operating Expenses for all Funds, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2002. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 2002. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.15 of 1% for each Fund except the Money Market Fund.
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.
   The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            1 Year            3 Years           5 Years           10 Years
                                            -------           -------          --------           --------
         Money Market Fund                  $ 77.00           $240.00           $417.00           $ 930.00
         Bond Fund                            73.00            227.00            395.00             883.00
         Value Fund                          114.00            356.00            617.00            1363.00
         Growth Fund                         147.00            456.00            787.00            1724.00
         International Fund                 $192.00           $594.00          $1021.00           $2212.00


                           ORGANIZATION AND MANAGEMENT

ORGANIZATION OF THE FUNDS
--------------------------------------------------------------------------------
   Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs. The policy of each Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISERS
--------------------------------------------------------------------------------
   The Sub-Adviser of Activa Money Market Fund is J.P. Morgan Investment Management Inc., New York, New York. The Sub-Adviser is a subsidiary of J.P. Morgan Chase & Co., ("J.P. Morgan"), 522 Fifth Avenue, New York, New York. J.P. Morgan, through the Sub-Adviser and other subsidiaries, currently manages approximately $515 billion (as of 12/31/02) for individual and institutional investors. A team of portfolio managers and traders of the Sub-Adviser are responsible for the day-to-day management of Activa Money Market Fund.
   The Sub-Adviser of Activa Intermediate Bond Fund is McDonnell Investment Management, LLC, 1515 West 22nd Street, Oak Brook, Illinois. McDonnell currently manages over $7 billion (as of 12/31/02) for institutional and individual investors. A team of officers of the Sub-Adviser is responsible for the day-to-day management of Activa Intermediate Bond Fund.
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $303 billion (as of 12/31/02) for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).
   The Sub-Adviser of Activa Growth Fund is State Street Research & Management Company, One Financial Center, Boston, Massachusetts. State Street Research currently manages over $39 billion (as of 12/31/02) for individual and institutional investors. The Large Cap Growth Team of State Street Research is responsible for the day-to-day management of Activa Growth Fund.
   The Sub-Adviser of Activa International Fund is Nicholas-Applegate Capital Management, 600 W Broadway, San Diego, California. Nicholas-Applegate currently manages over $18 billion (as of 12/31/02) for individual and institutional investors. The International/Global management team of Nicholas-Applegate is responsible for the day-to-day management of Activa International Fund.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   Each Fund's investments, other than the Money Market Fund, are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees. The Money Market Fund uses the amortized cost method of valuation.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.
   All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rateS depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.
   Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of each Fund except the Money Market Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
    Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding each Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the back cover of the Prospectus.

SUB-ADVISERS HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
   The following tables set forth historical performance information for the Sub-Adviser for each equity Fund. The performance information for each Sub-Adviser is based upon the performance of a composite of accounts managed by each of the Sub-Advisers which have substantially equivalent investment objectives, policies, strategies and restrictions as each of the respective Funds. All performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds. No adjustments have been made for federal, state or local taxes.
   All information set forth in the tables relies on data supplied by each respective Sub-Adviser, or from statistical services, reports or other sources believed by each Sub-Adviser to be reliable. However, such information has not been verified and is unaudited. The historical performance information is that of the Sub-Advisers, not the Activa Funds, and the performance of the Funds may differ materially from the results shown below. Composites may consist of private accounts which, unlike mutual funds, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.

                                                                Average Annual Returns for
                                                          The Periods Ended December 31, 2002*
                                                Past 1 Year         Past 5 Years          Past 10 Years
Wellington Management Company, LLP**              -17.72%               2.50%                     N/A
Russell 1000 Value Index***                       -15.52%               1.16%                  10.81%
S&P 500***                                        -22.09%              -0.58%                   9.34%

State Street Research & Management Co.            -34.24%              -5.35%                   4.98%
Russell 1000 Growth Index***                      -27.89%              -3.84%                   6.71%
S&P 500***                                        -22.09%              -0.58%                   9.34%

Nicholas-Applegate Capital Management             -20.21%              -3.05%                     N/A
MSCI EAFE Index***                                -15.94%              -2.89%                   4.00%


*All Sub-Adviser performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.

**As of December 31, 2002 Wellington Management's historical performance information was derived from their Large Cap Research Value Composite consisting of 24 accounts having a total of $4.9 billion.

***The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value and Growth Indices represent, respectively, a composite of value and growth stocks representative of each Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. The MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East) Index represents an unmanaged index of over 1000 foreign common stock prices. Indices are not impacted by Fund operating expenses.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------
     Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.
     STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS
--------------------------------------------------------------------------------
     FOREIGN SECURITIES. All of the Funds may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.
     CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.
     SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.
     The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.
     INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.
     DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exists, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.
     Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.
     CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

     GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.
     FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are general subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.
     SMALL AND MEDIUM-SIZE COMPANY RISK. To the extent that the International Fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.
     EMERGING MARKET RISK. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.
     Some countries have histories of instability and upheaval that could cause their governments to at in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.
     The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

GENERAL FIXED INCOME SECURITIES RISKS
--------------------------------------------------------------------------------
   All of the Funds may invest in debt securities as a non-principal strategy. The Money Market and Intermediate Bond Funds invest in debt securities as a principal strategy. Fixed income securities are subject to the following risks:
     MARKET/MATURITY RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.
     CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.
     Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.
     CALL RISK. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
     LIQUIDITY RISKS. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.
     FOREIGN RISKS. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS AND RISKS. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.
   TEMPORARY INVESTMENTS AND RISKS. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.
   LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
   DERIVATIVE TRANSACTIONS RISKS. Each of the Funds, except the Money Market Fund, may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.
     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
   The Intermediate Bond Fund's policy is to invest at least 80% of its assets in bonds. The Fund will not change this policy without providing the Fund's shareholders at least 60 days prior notice.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The following table presents financial highlights for the Activa Funds.
   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

ACTIVA Financial Highlights
                                                                                            MONEY MARKET FUND
                                                                     ---------------------------------------------------------------
                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
Per share outstanding for each year or period                           12/31/02         12/31/01         12/31/00        12/31/99 2
                                                                     ---------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $1.00            $1.00            $1.00             $1.00

Income from investment operations:
          Net investment income (loss)                                      0.01             0.04             0.06              0.02
          Net realized and unrealized gains (losses) on securities             -                -                -                 -
                                                                     ---------------------------------------------------------------
Total from investment operations                                            0.01             0.04             0.06              0.02

Less Distributions:
          Dividends from net investment income                              0.01             0.04             0.06              0.02
          Dividends in excess of net investment income                         -                -                -                 -
          Distributions from capital gains                                     -                -                -                 -
                                                                     ---------------------------------------------------------------
Total Distributions                                                         0.01             0.04             0.06              0.02
                                                                     ---------------------------------------------------------------

Net Asset Value, End of Period                                             $1.00            $1.00            $1.00             $1.00

Total Return                                                               1.14%            3.66%            5.96%             1.83%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                             36,169,246       41,675,135       48,036,308       122,058,717
Ratio of expenses to average net assets 4                                   0.7%             0.7%             0.6%              0.6%
Ratio of net income (loss) to average net assets                            1.1%             3.7%             5.8%              5.4%
Portfolio turnover rate                                                      N/A              N/A              N/A               N/A

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998

ACTIVA Financial Highlights
                                                                                           INTERMEDIATE BOND FUND
                                                                     ---------------------------------------------------------------
                                                                       YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
Per share outstanding for each year or period                            12/31/02         12/31/01         12/31/00       12/31/99 1
                                                                     ---------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.39           $10.19           $9.87           $10.00

Income from investment operations:
          Net investment income (loss)                                       0.53             0.59            0.62             0.19
          Net realized and unrealized gains (losses) on securities           0.36             0.26            0.32            (0.13)
                                                                     ---------------------------------------------------------------
Total from investment operations                                             0.89             0.85            0.94             0.06

Less Distributions:
          Dividends from net investment income                               0.53             0.59            0.62             0.19
          Dividends in excess of net investment income                          -                -               -                -
         Distributions from capital gains                                    0.04             0.06               -                -
                                                                     ---------------------------------------------------------------
Total Distributions                                                          0.57             0.65            0.62             0.19
                                                                     ---------------------------------------------------------------

Net Asset Value, End of Period                                             $10.71           $10.39          $10.19            $9.87

Total Return                                                                8.85%            8.49%           9.84%            0.63%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                             164,162,796      166,858,896     153,657,144      162,078,586
Ratio of expenses to average net assets 4                                    0.7%             0.7%            0.7%             0.7%
Ratio of net income (loss) to average net assets                             5.3%             5.7%            6.2%             5.7%
Portfolio turnover rate                                                     52.3%            44.8%           39.9%            64.6%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998


ACTIVA Financial Highlights
                                                                                            VALUE FUND - CLASS A
                                                                    ----------------------------------------------------------------
                                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
Per share outstanding for each year or period                          12/31/02      12/31/01     12/31/00   12/31/99 3     12/31/98
                                                                    ----------------------------------------------------------------

Net Asset Value, Beginning of Period                                      $6.85         $7.44        $6.61        $7.18        $7.73

Income from investment operations:
          Net investment income (loss)                                     0.07          0.06         0.08         0.09         0.08
          Net realized and unrealized gains (losses) on securities        (1.29)        (0.59)        0.83        (0.57)        0.68
                                                                    ----------------------------------------------------------------
Total from investment operations                                          (1.22)        (0.53)        0.91        (0.48)        0.76

Less Distributions:
          Dividends from net investment income                             0.07          0.06         0.08         0.09         0.08
          Dividends in excess of net investment income                        -             -            -            -            -
          Distributions from capital gains                                    -             -            -            -         1.23
                                                                    ----------------------------------------------------------------
Total Distributions                                                        0.07          0.06         0.08         0.09         1.31
                                                                    ----------------------------------------------------------------

Net Asset Value, End of Period                                            $5.56         $6.85        $7.44        $6.61        $7.18

Total Return                                                            -17.87%        -7.05%       13.82%       -6.70%       10.17%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                           110,168,624   140,823,782  170,658,789  178,437,477  179,820,020
Ratio of expenses to average net assets 4                                  1.1%          1.1%         1.1%         1.1%         1.0%
Ratio of net income (loss) to average net assets                           1.0%          0.9%         1.1%         1.2%         1.0%
Portfolio turnover rate                                                   84.9%         91.5%       113.9%       144.5%       101.1%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998

ACTIVA Financial Highlights
                                                                                         VALUE FUND - CLASS R
                                                                    -------------------------------------------------------------
                                                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED     YEAR ENDED
Per share outstanding for each year or period                        12/31/02     12/31/01    12/31/00  12/31/99 3   12/31/1998 5
                                                                    -------------------------------------------------------------

Net Asset Value, Beginning of Period                                    $6.86        $7.44       $6.60       $7.16          $8.42

Income from investment operations:
          Net investment income (loss)                                   0.07         0.06        0.08        0.10           0.09
          Net realized and unrealized gains (losses) on securities      (1.29)       (0.58)       0.84       (0.56)         (0.02)
                                                                    -------------------------------------------------------------
Total from investment operations                                        (1.22)       (0.52)       0.92       (0.46)          0.07

Less Distributions:
          Dividends from net investment income                           0.07         0.06        0.08        0.10           0.10
          Dividends in excess of net investment income                      -            -           -           -              -
          Distributions from capital gains                                  -            -           -           -           1.23
                                                                    -------------------------------------------------------------
Total Distributions                                                      0.07         0.06        0.08        0.10           1.33
                                                                    -------------------------------------------------------------

Net Asset Value, End of Period                                          $5.57        $6.86       $7.44       $6.60          $7.16

Total Return                                                          -17.76%       -6.92%      13.95%      -6.43%          7.08%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                           1,489,146    1,639,834   1,294,980     703,962        135,385
Ratio of expenses to average net assets 4                                1.0%         1.0%        1.0%        1.1%           1.0%
Ratio of net income (loss) to average net assets                         1.1%         1.0%        1.1%        1.3%           1.8%
Portfolio turnover rate                                                 84.9%        91.5%      113.9%      144.5%         101.1%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998


ACTIVA Financial Highlights
                                                                                               GROWTH FUND
                                                                     ---------------------------------------------------------------
                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
Per share outstanding for each year or period                           12/31/02         12/31/01         12/31/00       12/31/99 1
                                                                     ---------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $7.45            $9.76           $11.39           $10.00

Income from investment operations:
          Net investment income (loss)                                     (0.02)           (0.05)           (0.05)           (0.02)
          Net realized and unrealized gains (losses) on securities         (2.49)           (2.26)           (1.22)            1.41
                                                                     ---------------------------------------------------------------
Total from investment operations                                           (2.51)           (2.31)           (1.27)            1.39

Less Distributions:
          Dividends from net investment income                                 -                -                -                -
          Dividends in excess of net investment income                         -                -                -                -
          Distributions from capital gains                                     -                -             0.36                -
                                                                     ---------------------------------------------------------------
Total Distributions                                                            -                -             0.36                -
                                                                     ---------------------------------------------------------------

Net Asset Value, End of Period                                             $4.94            $7.45            $9.76           $11.39

Total Return                                                             -33.69%          -23.63%          -11.01%           13.80%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                             23,319,398       20,912,247       27,661,390       33,494,414
Ratio of expenses to average net assets 4                                   1.4%             1.4%             1.3%             1.3%
Ratio of net income (loss) to average net assets                           -0.6%            -0.5%            -0.4%            -0.5%
Portfolio turnover rate                                                   143.0%           190.2%           111.9%            32.1%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998

ACTIVA Financial Highlights
                                                                                            INTERNATIONAL FUND
                                                                     ---------------------------------------------------------------
                                                                     YEAR ENDED        YEAR ENDED       YEAR ENDED     PERIOD ENDED
Per share outstanding for each year or period                          12/31/02          12/31/01         12/31/00       12/31/99 1
                                                                     ---------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $6.77             $9.53           $14.20           $10.00

Income from investment operations:
          Net investment income (loss)                                     0.00             (0.01)           (0.04)           (0.03)
          Net realized and unrealized gains (losses) on securities        (1.37)            (2.75)           (3.59)            4.23
                                                                     ---------------------------------------------------------------
Total from investment operations                                          (1.37)            (2.76)           (3.63)            4.20

Less Distributions:
          Dividends from net investment income                                -                 -                -                -
          Dividends in excess of net investment income                        -                 -                -                -
          Distributions from capital gains                                    -                 -             1.04                -
                                                                     ---------------------------------------------------------------
Total Distributions                                                           -                 -             1.04                -
                                                                     ---------------------------------------------------------------
Net Asset Value, End of Period                                            $5.40             $6.77            $9.53           $14.20
Total Return                                                            -20.22%           -28.96%          -25.31%           42.00%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                            22,237,059        19,459,085       27,400,022        41,359,176

Ratio of expenses to average net assets 4                                  1.9%              1.7%             1.5%             1.4%
Ratio of net income (loss) to average net assets                           0.0%             -0.2%            -0.3%            -0.9%
Portfolio turnover rate                                                  208.2%            231.5%           214.9%            87.6%

1  Period from August 30, 1999 (inception) to December 31, 1999
2  Period from August 19, 1999 (inception) to December 31, 1999
3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
4  1999 ratio includes a one time organization expense.
5  The inception date for Value Fund - Class R was November 1, 1998

                                        ========================================

                                             ACTIVA
                                             Mutual
                                             Funds
                                             Prospectus

                                             The Statement of Additional
                                        Information ("SAI") provides additional
                                        details about the Funds. Also,
                                        additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 30, 2003, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

                                             Additional information about the
                                        Funds, including the SAI, can be
                                        reviewed and copied at the SEC's Public
                                        Reference Room in Washington, D.C.
                                        Information on the operation of the
                                        public reference room is available by
                                        calling the Commission at
                                        1-202-942-8090. The Commission's web
                                        site (http://www.sec.gov) contains
                                        reports and other information on the
                                        Funds. Copies of this information are
                                        available from the Commission upon the
                                        payment of a copying fee, by electronic
                                        request at the following E-mail address:
                                        publicinfo@sec.gov, or by writing the
                                        Commission's Public Reference Section,
                                        Washington, D.C. 20549-0102.


                                                     April 30, 2003

ACTIVA MUTUAL FUNDS                            ACTIVA MUTUAL FUNDS LOGO
2905 Lucerne SE, Suite 200
Grand Rapids Michigan  49546
www.activafunds.com
(616) 787-6288
(800) 346-2670
Investment Company Act File #811-2168
                                       =========================================

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class R

ACTIVA VALUE FUND                                                     ACTIVA MUTUAL FUND LOGO
2905 LUCERNE SE,
GRAND RAPIDS, MICHIGAN 49546                                                  CLASS R
(616) 787-6288                                                               PROSPECTUS
(800) 346-2670
                                                           The  Fund's  primary   investment   objective  is
Contents                                      Page      capital  appreciation.  The  Fund  will  attempt  to
Investment Objective                                    meet its  objective by  investing  in common  stocks
Investment Approach                                     that it believes  are  undervalued.  Income may be a
Risk Factors                                            factor in portfolio  selection,  but is secondary to
Past Performance                                        the principal objective.
Expenses                                                  This Prospectus contains  information with respect
Financial Highlights                                    to Class R shares of Activa  Value Fund.  Class R is
Organization of the Fund                                offered  only to tax exempt  retirement  and benefit
Investment Management                                   plans of Alticor Inc. and its  affiliates.  The Fund
The Sub-Adviser                                         also offers Class A shares,  which are  available to
Fundamental Investment Policies                         members of the  general  public.  Information  about
Pricing of Fund Shares                                  Class A is contained in the Activa Funds  Prospectus
Purchase of Fund Shares                                 dated  April  30,  2003,  which  is  available  upon
How Shares are Redeemed                                 request.
Retirement Plans                                          As with  all  mutual  funds,  the  Securities  and
Dividend & Capital Gain                                 Exchange  Commission has not approved or disapproved
   Distributions to Shareholders                        these  securities  or  passed  upon  the adequacy of
Tax Consequences                                        this Prospectus. Any representation  to the contrary
Factors and Special Considerations                      Risk is a criminal offense.
   General Investment Risks
   Other Risks
Shareholder Inquiries





                                                           The date of this Prospectus is April 30, 2003.

Printed in U.S.A.

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 7.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The inception date for Class R was November 1, 1998. Annual returns during the period 1992 through 1998 are returns for Class A. Annual returns during the period 1999 through 2001 are returns for Class R.
    The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.
   As with all mutual funds, past performance is not a prediction of future results.

COLUMN CHART:
Value Cl R
1993               10.85%
1994               -5.87%
1995               30.55%
1996               23.18%
1997               22.47%
1998               10.17%
1999               -6.43%
2000               13.95%
2001               -6.92%
2002              -17.76%

   *The inception date for Class R was November 1, 1998. Annual returns during the period 1993 through 1998 are returns for Class A. Annual returns during the period 1999 through 2002 are returns for Class R.

   During the periods shown in the chart, the Fund's highest return for a quarter was 13.76% (quarter ending June 30, 1997), and the Fund's lowest return for a quarter was -17.68% (quarter ending September 30, 2002).

                                              Average Annual Total Return
                                             Periods Ended December 31, 2002
                                   One Year          Five Year          Ten Year

   Activa Value Fund*
         - Class A                  -17.87%          -2.24%                6.26%
         - Class R                  -17.76%          N/A                  N/A
   Russell 1000 Value Index***      -15.52%           1.16%               10.81%
   S&P 500***                       -22.09%          -0.58%                9.34%

  **Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

***The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.

                                    EXPENSES
   This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
            Shareholder Fees                                                None

            Maximum Sales Charge Imposed on Purchases                       None

            Maximum Deferred Sales Charge                                   None

            Maximum Sales Charge Imposed on                                 None
                 Reinvested Dividends

            Redemption Fee                                                  None

            Exchange Fee                                                    None

Annual Fund Operating Expenses Paid by the Fund
            Management Fees                                                 .50%

            Distribution & Service (12b-1) Fees                             None

            Other Expenses                                                  .54%

            Total Fund Operating Expenses                                  1.04%


The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year        3 Years        5 Years        10 Years
                          ------        -------        -------        --------
         Value Fund       $106.00       $331.00        $574.00        $1,271.00

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the Independent Certified Public Accountants for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                          Value Fund - Class R
Per share outstanding for each year

                                                  -------------------------------------------------------------------
                                                  Year Ended      Year Ended   Year Ended    Year Ended   Year Ended
                                                   12-31-02        12-31-01     12-31-00     12-31-99(1)  12-31-98(3)
                                                  -------------------------------------------------------------------
Net Asset Value, beginning of period                $6.86            $7.44        $6.60        $7.16      $8.42
Income from investment operations:
     Net investment income (loss)                    0.07             0.06         0.08         0.10       0.09
     Net realized and unrealized gains (losses)
         on securities                              (1.29)           (0.58)        0.84        (0.56)     (0.02)
                                                  -------------------------------------------------------------------
Total from investment operations                    (1.22)           (0.52)        0.92        (0.46)      0.07
Less Distributions:
     Dividends from net investment income            0.07             0.06         0.08         0.10       0.10
     Dividends in excess of net investment income    0.00             0.00         0.00         0.00       0.00
     Distributions from capital gains                0.00             0.00         0.00         0.00       1.23
                                                  -------------------------------------------------------------------
Total Distributions                                  0.07             0.06         0.08         0.10       1.33
                                                  -------------------------------------------------------------------
Net Asset Value, end of period                      $5.57            $6.86        $7.44        $6.60      $7.16
Total Return                                      -17.76%           -6.92%       13.95%       -6.43%      7.08%
     Ratios and Supplemental Data
Net assets, end of period                       1,489,146        1,639,834    1,294,980      703,962    135,385
Ratio of expenses to average net assets(2)           1.0%             1.0%         1.0%         1.1%       1.0%
Ratio of net income (loss) to average net assets     1.1%             1.0%         1.1%         1.3%       1.8%
Portfolio turnover rate                             84.9%            91.5%       113.9%       144.5%     101.1%

(1) Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
(2) 1999 ratio includes a one time organization expense.
(3) The inception date for Value Fund - Class R was 11/1/98.


                                                                                            VALUE FUND - CLASS A
                                                                    ----------------------------------------------------------------
                                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
Per share outstanding for each year                                   12/31/02      12/31/01     12/31/00   12/31/99 (1)   12/31/98
                                                                    ----------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $6.85         $7.44        $6.61        $7.18        $7.73

Income from investment operations:
          Net investment income (loss)                                     0.07          0.06         0.08         0.09         0.08
          Net realized and unrealized gains (losses) on securities        (1.29)        (0.59)        0.83        (0.57)        0.68
                                                                    ----------------------------------------------------------------
Total from investment operations                                          (1.22)        (0.53)        0.91        (0.48)        0.76

Less Distributions:
          Dividends from net investment income                             0.07          0.06         0.08         0.09         0.08
          Dividends in excess of net investment income                        -             -            -            -            -
          Distributions from capital gains                                    -             -            -            -         1.23
                                                                    ----------------------------------------------------------------
Total Distributions                                                        0.07          0.06         0.08         0.09         1.31
                                                                    ----------------------------------------------------------------

Net Asset Value, End of Period                                            $5.56         $6.85        $7.44        $6.61        $7.18

Total Return                                                            -17.87%        -7.05%       13.82%       -6.70%       10.17%

Ratios and Supplemental Data
----------------------------

Net assets, end of period                                           110,168,624   140,823,782  170,658,789  178,437,477  179,820,020
Ratio of expenses to average net assets (2)                                1.1%          1.1%         1.1%         1.1%         1.0%
Ratio of net income (loss) to average net assets                           1.0%          0.9%         1.1%         1.2%         1.0%
Portfolio turnover rate                                                   84.9%         91.5%       113.9%       144.5%       101.1%

(1) Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.
(2)  1999 ratio includes a one time organization expense.


ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.
   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees.
Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISER
--------------------------------------------------------------------------------
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $303 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange, on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
GENERAL INVESTMENT RISKS
     Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.
     STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

OTHER RISKS
REPURCHASE AGREEMENTS AND RISK. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.
TEMPORARY INVESTMENTS AND RISKS. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.
LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

DERIVATIVE TRANSACTION RISKS. The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.
     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts of options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Alticor Inc. and its affiliates.

                                        ========================================
                                             ACTIVA
                                             Value
                                             Fund
                                             Class R
                                             Prospectus

                                             The Statement of Additional
                                        Information ("SAI") provides additional
                                        details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 30, 2003, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

                                             Additional information about the
                                        Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site
                                        (http://www.sec.gov) contains reports
                                        and other information on the Funds.
                                        Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-Mail address:
                                        publicinfo@sec.gov, or by writing the
                                        Commission's Public Reference Section,
                                        Washington, D.C. 20549-0102.


                                                     April 30, 2003

ACTIVA MUTUAL FUND                               ACTIVA MUTUAL FUND LOGO
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
www.activafunds.com
Investment Company Act File #811-2168
                             --------
                                        ========================================

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class A

ACTIVA MONEY MARKET FUND                                              ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Investment Strategies                                   requested  from the Fund by writing  or  telephoning
Portfolio Transactions                                  as indicated  above.  The financial  statements  and
Principal Shareholders                                  performance  data for the Fund are  contained in the
Officers and Trustees of the Fund                       Fund's  2002  Annual  Report to  Shareholders.  This
Investment Adviser                                      information  is  incorporated  herein by  reference.
Sub-Adviser                                             The  Annual  Report  may be  obtained  by writing or
Plan of Distribution and Principal                      calling  the  Fund.  This  Statement  of  Additional
  Underwriter                                           Information  relates to the  Prospectus for the Fund
Administrative Agreement                                dated April 30, 2003.
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit
Appendix A



Printed in U.S.A.                                            The date of this Statement of Additional
                                                                   Information is April 30, 2003


                            ACTIVA MONEY MARKET FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
    The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

INVESTMENT FUNDAMENTAL RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental policies which, under the 1940 Act, may or may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's net assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth herein and in the Prospectus.
   The Fund is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity.
   The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

MONEY MARKET INSTRUMENTS
   A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."
   U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.
   ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
   FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.
   BANK OBLIGATIONS. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).
  COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Sub-Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client to whom the Sub-Adviser's affiliate, JP Morgan Chase Bank of New York, in its capacity as a commercial bank, has made a loan.
   ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.
   The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

FOREIGN INVESTMENTS
   The Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.

   Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

ADDITIONAL INVESTMENTS
   MUNICIPAL BONDS. The Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.
   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
   INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.
   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.
   ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.
   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Sub-Adviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".

QUALITY AND DIVERSIFICATION REQUIREMENTS
   The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.
   At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
   The Sub-Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."
   Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
   Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies - Portfolio Turnover."
   In connection with portfolio transactions for the Fund, the Sub-Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.
   The Fund has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.
   Subject to the overriding objective of obtaining best execution of orders, the Sub-Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Sub-Adviser. In order for affiliates of the Sub-Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

   Portfolio securities will not be purchased from or through or sold to or through the Sub-Adviser or any other "affiliated person" (as defined in the 1940
Act) of the Sub-Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Sub-Adviser or an affiliate of the Sub-Adviser is a member, except to the extent permitted by law.
   On those occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002, the Fund owned corporate bonds of Salomon Smith Barney with a market value of $500,375. Salomon Smith Barney is considered a regular broker for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, formerly known as Amway Corporation, indirectly, as of January 16, 2003, owned 33,410,221 shares, or 88.43%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both and includes their principal occupations during the past five years:

                                                               Term of                                      Number of      Other
Name and Address               Age        Office Held       Office/Length    Principal Occupation Last     Portfolios  Directorships
                                                            of Time Served          Five Years              in Fund      Held By
                                                                                                             Complex     Director
                                                                                                          Overseen by
                                                                                                            Director
Allan D. Engel*               50     Trustee, President,    Perpetual / 22  Vice President, Real Estate          5          None
2905 Lucerne SE, Suite 200           Secretary and                          Operations and
Grand Rapids, Michigan               Treasurer of the                       Secretary-Activa Holdings
49546                                Fund; President, and                   Corp. Formerly, Sr. Manager,
                                     Secretary of the                       Investments and Real Estate,
                                     Investment Adviser.                    Amway Corporation; Director,
                                                                            President and Secretary of
                                                                            Amway Management Company
                                                                            (1981-1999); Trustee, Vice
                                                                            President and Secretary,
                                                                            Amway Mutual Fund (1981-1999);
                                                                            Vice President and Assistant
                                                                            Treasurer, Activa Mutual
                                                                            Fund Trust (1999-2002).

James J. Rosloniec*           57     Trustee.               Perpetual / 22  President & Chief Operating          5          None
2905 Lucerne SE, Suite 200                                                  Officer, JVA Enterprises,
Grand Rapids, Michigan                                                      LLC.  President, Chief
49546                                                                       Executive Officer and
                                                                            Director, Activa Holdings Corp.
                                                                            Formerly, Vice President-Audit and
                                                                            Control, Amway Corporation
                                                                            (1991-2000); Director, Vice
                                                                            President and Treasurer of Amway
                                                                            Management Company (1984-1999);
                                                                            Trustee, President and Treasurer,
                                                                            Amway Mutual Fund, (1981-1999);
                                                                            President and Treasurer, Activa
                                                                            Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual / 2   President and Chief Executive        5          None
2905 Lucerne SE, Suite 200           the Fund                               Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                (Crown Independent Business
                                                                            Owner affiliated with
                                                                            Quixtar, Inc.)

Donald H. Johnson             72     Trustee of the Fund    Perpetual / 10  Retired, Former Vice                 5          None
2905 Lucerne SE, Suite 200                                                  President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                Corporation.

Walter T. Jones               60     Trustee of the Fund    Perpetual / 11  Retired, Former Senior Vice          5          None
936 Sycamore Ave.                                                           President-Chief Financial
Holland, Michigan 49424                                                     Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5   Retired, Former Finance              5          None
24578 Rutherford                                                            Director, Amway Corporation,.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002

Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $10,001 - $50,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                              Pension or
      Name of Person,         Trustee         Retirement        Estimated Annual    Total Compensation
         Position           Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund       Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares ").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Investment Adviser became effective on June 11, 1999. For providing services under this contract, Activa is to receive a fee, payable quarterly, at the annual rate of .35 of 1% of the average of the daily aggregate net asset value of the Fund until aggregate assets total $500,000,000. When assets total $500,000,000, then the fee will be .35 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000; .325% on the next $100,000,000; and .30% on the assets in excess of $200,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2002, 2001, and 2000 were $134,275, $162,921, and
$327,308, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Investment Adviser. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc., formerly known as Amway Corporation, which, as of January 16, 2003, owned 33,410,221 shares, or 88.43%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and J.P. Morgan Investment Management Inc.("JPMIM"), 522 Fifth Avenue, New York, New York 10036 (Sub-Adviser). Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Investment Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   The Fund's Sub-Adviser is JPMIM. Subject to the supervision of the Fund's Trustees and Investment Adviser, the Sub-Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.
   J.P. Morgan, through the Sub-Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $515 billion.
   J.P. Morgan has a long history of services as advisers, underwriters and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century.

   The basis of the Sub-Adviser's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 200 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in the United States, London, Tokyo, Singapore, Hong Kong, Taiwan and Sao Paulo to cover companies, industries and countries on site. In addition, the investment management divisions employ over 700 capital market researchers, portfolio managers and traders. The Sub-Adviser's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.
   The investment advisory services the Sub-Adviser provides to the Fund are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render similar investment advisory services to others. The Sub-Adviser and its affiliate companies serve as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by the Sub-Adviser have varying investment objectives and the Sub-Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Sub-Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of 0.15% of the Fund's average daily net assets until assets total $500,000,000. When assets total $500,000,000, then the fee will be .15 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000, .125% on the next $100,000,000 and .10% on the assets in excess of $200,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2002, 2001, and 2000 were $57,524, $69,798, and $139,265, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2004. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the shares of certain series of the Trust and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of each such series. The Adviser is not presently providing services under the distribution plan on behalf of the Fund and is receiving no such compensation.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2002, 2001, and 2000, total payments were $57,547, $69,824, and $140,277, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Funds' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.
   In addition, as of December 31, 2002, the Fund's 7-day yield was 0.75% and its 7-day effective yield was 0.75%.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A  -   Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


Commercial Paper, including Tax Exempt

A  -   Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1,2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.


Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to an "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A  -   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime 1 -  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -  Leading market positions in well established industries.

        -  High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1   -  The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2   -  MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                          ======================================
                                               Activa
                                               Money
ACTIVA MONEY MARKET FUND                       Market
(a Series of Activa Mutual Fund Trust)         Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                                         Statement of
                                                    Additional Information





                                                        April 30, 2003







                                                   ACTIVA MUTUAL FUND LOGO









Printed in U.S.A.

                                          ======================================

ACTIVA INTERMEDIATE BOND FUND                                         ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                 This Statement of Additional  Information is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Income Securities                                       requested  from the Fund by writing  or  telephoning
Description of Securities Ratings                       as indicated  above.  The financial  statements  and
Portfolio Transactions and                              performance  data for the Fund are  contained in the
  Brokerage Allocation                                  Fund's  2002  Annual  Report to  Shareholders.  This
Principal Shareholders                                  information  is  incorporated  herein by  reference.
Officers and Trustees of the Fund                       The  Annual  Report  may be  obtained  by writing or
Investment Adviser                                      calling  the  Fund.  This  Statement  of  Additional
Sub-Adviser                                             Information  relates to the  Prospectus for the Fund
Plan of Distribution and Principal                      dated April 30, 2003.
  Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit




Printed in U.S.A.

                                                        The date of this Statement of Additional Information
                                                                       is April 30, 2003.


                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency. Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INCOME SECURITIES
--------------------------------------------------------------------------------
   Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; Yankee Bonds; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.
   Corporate Bonds and Other Debt Securities. The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
   U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.
   Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.
   Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").
   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.
   Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

   Asset-Backed Securities. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.
   In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
   Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.
   Premium securities. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.
   Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.
   Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.

   Defensive Strategies. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.

   BORROWINGS
   The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

   "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS
   The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

   LOANS OF PORTFOLIO SECURITIES
     Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

   ILLIQUID  INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES
     The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.
   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   PORTFOLIO TURNOVER

   The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
   STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:
   A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
   A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform as audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
   The ratings are based, in varying degrees, on the following considerations:
   1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:
   2. Nature of and provisions of the obligation:
   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1. LONG-TERM DEBT - INVESTMENT GRADE
   AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
   AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.
   A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.
   BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE
   BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
   BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
   B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.

   CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
   CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.
   C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
   D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
   DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
   BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.   COMMERCIAL PAPER
A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:
   A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".
   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.
   C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
   D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. PREFERRED STOCK
   A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:
I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.  Nature of, and provisions of, the issuer.
III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.
   AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
   A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
   BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
     BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
   CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
   C: A preferred stock issue rated "C" is a nonpaying issue.
   D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
   NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT
   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
   A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
   BAA: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications. Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:
   ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
-Leading market positions in well-established industries.
-High rates of return on funds employed.
-Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.
-Well-established access to a range of financial markets and assured sources of alternate liquidity.
   ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
   ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
   Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK
   Preferred stock rating symbols and their definitions are as follows:
   AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
   AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
   A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
   BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
   BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
   B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
   CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
   CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
   C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.
   Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.
   The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.
   The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

   During the calendar years ended December 31, 2002, 2001 and 2000, the portfolio turnover rate was 52.3%, 64.6% and 44.8%, respectively.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002, the Fund owned corporate bonds of Lehman Brothers with a market value of $2,058,889. Lehman Brothers is considered a regular broker for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355, indirectly, as of January 16, 2003, owned 15,128,254 shares, or 98.67%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                              Term of                                      Number of       Other
Name and Address               Age        Office Held       Office/Length  Principal Occupation Last      Portfolios   Directorships
                                                              of Time              Five Years               in Fund       Held By
                                                               Served                                       Complex       Director
                                                                                                          Overseen by
                                                                                                            Director
Allan D. Engel*               50     Trustee, President,    Perpetual /    Vice President, Real Estate         5            None
2905 Lucerne SE, Suite 200           Secretary and          22             Operations and
Grand Rapids, Michigan               Treasurer of the                      Secretary-Activa Holdings
49546                                Fund; President, and                  Corp. Formerly, Sr. Manager,
                                     Secretary of the                      Investments and Real Estate,
                                     Investment Adviser.                   Amway Corporation; Director,
                                                                           President and Secretary of Amway
                                                                           Management Company (1981-1999);
                                                                           Trustee, Vice President and
                                                                           Secretary, Amway Mutual Fund
                                                                           (1981-1999); Vice President and
                                                                           Assistant Treasurer, Activa Mutual
                                                                           Fund Trust (1999-2002).

James J. Rosloniec*           57     Trustee.               Perpetual /    President & Chief Operating         5            None
2905 Lucerne SE,Suite 200                                   22             Officer, JVA Enterprises,
Grand Rapids, Michigan                                                     LLC.  President, Chief
49546                                                                      Executive Officer and
                                                                           Director, Activa Holdings Corp.
                                                                           Formerly, Vice President-Audit and
                                                                           Control, Amway Corporation
                                                                           (1991-2000); Director, Vice
                                                                           President and Treasurer of Amway
                                                                           Management Company (1984-1999);
                                                                           Trustee, President and Treasurer,
                                                                           Amway Mutual Fund, (1981-1999);
                                                                           President and Treasurer, Activa
                                                                           Mutual Fund Trust (1999-2002).


                                                               Term of                                      Number of      Other
Name and Address               Age        Office Held       Office/Length     Principal Occupation Last   Portfolios   Directorships
                                                            of Time Served            Five Years             in Fund       Held
                                                                                                             Complex    By Director
                                                                                                          Overseen by
                                                                                                            Director
Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual / 2   President and Chief Executive      5            None
2905 Lucerne SE, Suite 200           the Fund                               Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                (Crown Independent Business
                                                                            Owner affiliated with
                                                                            Quixtar, Inc.)

Donald H. Johnson             72     Trustee of the Fund    Perpetual / 10  Retired, Former Vice               5            None
2905 Lucerne SE, Suite 200                                                  President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                Corporation.

Walter T                      60     Trustee of the Fund    Perpetual / 11  Retired, Former Senior Vice        5            None
936 Sycamore Ave.                                                           President-Chief Financial
Holland, Michigan 49424                                                     Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5   Retired, Former Finance            5            None
24578 Rutherford                                                            Director, Amway Corporation.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002

Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                             $10,001 - $50,000
Walter T. Jones
Trustee                             $10,001 - $50,000
Richard E. Wayman
Trustee                             $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. The Agreement provides that the Fund will pay the Investment Adviser a fee, payable quarterly, at the annual rate of .40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .32 of 1% on the excess. The fees paid by the Fund for investment adivsory services during the yearS ended December 31, 2002, 2001, and 2000 were $568,571, $547,891, and $550,169, respectively.
   Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's prior Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2003, owned 15,128,254 shares, or 98.67%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and McDonnell Investment Management, LLC, 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523 ("Sub-Adviser"). Dennis J. McDonnell may be deemed to control the sub-adviser because he owns more than 25% of the interests of McDonnell and serves as Manager of the sub-adviser. Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2002, 2001, and 2000 were $228,086, $224,809, and $224,338, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2004. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.

   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2002 the Fund paid $255,357 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($6,739), compensation to sales and marketing personnel ($31,360), and general and administrative services ($191,848). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2002, 2001, and 2000, total payments were $255,357, $242,432 and $243,239, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                           =====================================
                                                Activa
                                                Intermediate
ACTIVA INTERMEDIATE BOND FUND                   Bond
(a Series of Activa Mutual Fund Trust)          Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                                          Statement of
                                                     Additional Information





                                                         April 30, 2003







                                                    ACTIVA MUTUAL FUND LOGO








Printed in U.S.A.

                                           =====================================

ACTIVA VALUE FUND                                                    ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS A
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                               This  Statement of Additional  Information  is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                           conjunction  with the Class A Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as  indicated   above.   The  financial
    Techniques                                          statements  and  performance  data  for the Fund are
Portfolio Transactions &                                contained  in  the  Fund's  2002  Annual  Report  to
   Brokerage Allocation                                 Shareholders.   This   information  is  incorporated
Principal Shareholders                                  herein  by  reference.  The  Annual  Report  may  be
Officers and Trustees of the Fund                       obtained  by  writing  or  calling  the  Fund.  This
Investment Adviser                                      Statement of Additional  Information  relates to the
Sub-Adviser                                             Class A  Prospectus  for the Fund  dated  April  30,
Plan of Distribution and Principal                      2003.
  Underwriter
Administrative Agreement                                Class  A  is  offered  to  members  of  the  general
Transfer Agent                                          public.  The Fund also offers Class R shares,  which
Custodian                                               are  available  only to  tax-exempt  retirement  and
Auditors                                                benefits  plans of Alticor Inc. and its  affiliates.
Pricing of Fund Shares                                  Information  about Class R is contained in the Class
Purchase of Shares                                      R  prospectus   dated  April  30,  2003,   which  is
How Shares are Redeemed                                 available upon request.
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Investment Performance
   Information
Reports to Shareholders                                       The date of this Statement of Additional
   and Annual Audit                                                Information is April 30, 2003





Printed in U.S.A.


                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
   U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
   o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
   o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
   o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2002, 2001, and 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $296,535, $314,945, and $388,102, respectively. Transactions in the amount of $11,135,992, involving commissions of approximately $15,267, were directed to brokers because of research services provided during 2002. During the calendar year ended December 31, 2002 the portfolio turnover rate was 84.9% which was a decrease over the previous year's rate of 91.5%.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002, the Fund owned common stock of Lehman Brothers with a market value of $218,489, common stock of Merrill Lynch with a market value of $3,123,285 and common stock of Morgan Stanley with a market value of $1,596,800. Lehman Brothers, Merrill Lynch and Morgan Stanley are considered regular brokers for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355, indirectly, as of January 16, 2003, owned 924,240 shares, or 4.61%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of January 16, 2003, 9,866,791 shares, or 49.19%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                              Term of                                      Number of       Other
Name and Address               Age        Office Held       Office/Length  Principal Occupation Last    Portfolios in  Directorships
                                                              of Time              Five Years             Fund Complex    Held By
                                                               Served                                      Overseen by    Director
                                                                                                            Director
Allan D. Engel*               50     Trustee, President,    Perpetual / 22  Vice President, Real Estate        5            None
2905 Lucerne SE,                     Secretary and                          Operations and
Suite 200                            Treasurer of the                       Secretary-Activa Holdings
Grand Rapids, Michigan               Fund; President, and                   Corp. Formerly, Sr. Manager,
49546                                Secretary of the                       Investments and Real Estate,
                                     Investment Adviser.                    Amway Corporation; Director,
                                                                            President and Secretary of
                                                                            Amway Management Company
                                                                            (1981-1999); Trustee, Vice
                                                                            President and Secretary,
                                                                            Amway Mutual Fund
                                                                            (1981-1999); Vice President
                                                                            and Assistant Treasurer,
                                                                            Activa Mutual Fund Trust
                                                                            (1999-2002).

James J. Rosloniec*           57     Trustee.               Perpetual / 22  President & Chief Operating        5            None
2905 Lucerne SE, Suite 200                                                  Officer, JVA Enterprises,
Grand Rapids, Michigan                                                      LLC.  President, Chief
49546                                                                       Executive Officer and
                                                                            Director, Activa Holdings Corp.
                                                                            Formerly, Vice President-Audit and
                                                                            Control, Amway Corporation
                                                                            (1991-2000); Director, Vice
                                                                            President and Treasurer of Amway
                                                                            Management Company (1984-1999);
                                                                            Trustee, President and Treasurer,
                                                                            Amway Mutual Fund, (1981-1999)
                                                                            President and Treasurer, Activa
                                                                            Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual / 2   President and Chief Executive      5            None
2905 Lucerne SE, Suite 200           the Fund                               Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                (Crown Independent Business
                                                                            Owner affiliated with
                                                                            Quixtar, Inc.)




                                                               Term of                                       Number of    Other
Name and Address               Age        Office Held       Office/Length    Principal Occupation Last  Portfolios in  Directorships
                                                            of Time Served           Five Years           Fund Complex   Held By
                                                                                                           Overseen by  Director
                                                                                                            Director
Donald H. Johnson             72     Trustee of the Fund    Perpetual / 10  Retired, Former Vice               5            None
2905 Lucerne SE, Suite 200                                                  President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                Corporation.

Walter T. Jones               60     Trustee of the Fund    Perpetual / 11  Retired, Former Senior Vice        5            None
936 Sycamore Ave.                                                           President-Chief Financial
Holland, Michigan 49424                                                     Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5   Retired, Former Finance            5            None
24578 Rutherford                                                            Director, Amway Corporation.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002
Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                             $10,001 - $50,000
Walter T. Jones
Trustee                             $10,001 - $50,000
Richard E. Wayman
Trustee                             $10,001 - $50,000

                                              Pension or
      Name of Person,          Trustee        Retirement        Estimated Annual    Total Compensation
         Position           Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund      Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2002, 2001, 2000 were $620,508, $753,154, and $833,053, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2002, 2001, and 2000 were $372,267, $450,804, and
$500,845, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2003. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.

   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.
   During 2002 the Fund paid $183,791 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($4,850), compensation to sales and marketing personnel ($22,571), and general and administrative services ($138,081). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2002, 2001, and 2000, total payments were $186,153, $225,948, and $249,918, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                           =====================================
                                                Activa
                                                Value
ACTIVA VALUE FUND                               Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                               Statement of
                                                          Additional Information





                                                              April 30, 2003







                                                         ACTIVA MUTUAL FUND LOGO














Printed in U.S.A.

                                           =====================================

ACTIVA GROWTH FUND                                                    ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund
Trust) 2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Additional Risks and Information                        requested  from the Fund by writing  or  telephoning
   Concerning Certain Investment                        as indicated  above.  The financial  statements  and
   Techniques                                           performance  data for the Fund are  contained in the
Brokerage Allocation                                    Fund's  2002  Annual  Report to  Shareholders.  This
Principal Shareholders                                  information  is  incorporated  herein by  reference.
Officers and Trustees of the Fund                       The  Annual  Report  may be  obtained  by writing or
Investment Adviser                                      calling  the  Fund.  This  Statement  of  Additional
Sub-Adviser                                             Information  relates to the  Prospectus for the Fund
Plan of Distribution and Principal                      dated April 30, 2003.
  Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit

                                                              The date of this Statement of Additional
                                                                    Information is April 30, 2003



Printed in U.S.A.


ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

   Autos & Transportation           Consumer Discretionary             Financial Services
   ----------------------           ----------------------             ------------------
   Air Transport                    Advertising Agencies               Banks & Savings and Loans
   Auto parts                       Casino/Gambling                    Financial Data Processing
   Automobiles                         Hotel/Motel                         Services & Systems
   Miscellaneous                    Commercial Services                Insurance
         Transportation             Communications, Media &            Miscellaneous Financial
   Railroad Equipment                  Entertainment                   Real Estate Investment
   Railroads                        Consumer Electronics                   Trusts


   Recreational Vehicles &          Consumer Products                  Rental & Leasing Services:
        Boats                       Consumer Services                      Commercial
   Tires & Rubber                   Household Furnishings              Securities Brokerage &
   Truckers                         Leisure Time                           Services
                                    Photography
   Integrated Oils                  Printing & Publishing              Health Care
   ---------------                                                     -----------
   Oil: Integrated Domestic         Restaurants                        Drugs & Biotechnology
   Oil: Integrated International    Retail                             Health Care Facilities
                                    Shoes                              Health Care Services
                                    Textile Apparel                    Hospital Supply
                                         Manufacturers                 Service Miscellaneous
                                    Toys
Consumer Staples                    Financial Services                 Technology
Beverages                           Banks & Savings and Loans          Communications Technology
Drug & Grocery Store                Financial Data Processing          Computer Software
      Chains                             Services & Systems            Computer Technology
Foods                               Insurance                          Electronics
Household Products                  Miscellaneous Financial            Electronics: Semi-
Tobacco                             Real Estate Investment                  Conductors/Components
                                         Trusts                        Miscellaneous Technology
Materials & Processing
Agriculture                         Other Energy                       Utilities
                                    ------------                       ---------
Building & Construction             Gas Pipelines                      Miscellaneous Utilities
Chemicals                           Miscellaneous Energy               Utilities: Cable TV & Radio
Containers & Packaging              Offshore Drilling                  Utilities: Electrical
Diversified Manufacturing           Oil & Gas Producers                Utilities: Gas Distribution
Engineering & Contracting           Oil Well Equipment &               Utilities: Telecommunications
     Services                            Services                      Utilities: Water
Fertilizers
Forest Products                     Producer Durables
Gold & Precious Metals              Aerospace
Miscellaneous Materials &           Electrical Equipment &
     Processing                          Components
Non-Ferrous Metals                  Electronics: Industrial
Office Supplies                          Components
Paper & Forest Products             Industrial Products
Real Estate & Construction          Machine Tools
Steel                               Machinery
Textile Products                    Miscellaneous Equipment
                                    Miscellaneous Producer
Other                                    Durables
-----
Trust Certificates -                Office Furniture & Business
     Government Related                  Equipment
Lending                             Pollution Control and
Asset-backed Mortgages                   Environmental Services
Asset-backed-Credit Card            Production Technology
     Receivables                         Equipment
Miscellaneous                       Telecommunications
   Multi-Sector Companies                Equipment


   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

   U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.
   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

   In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.
   The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.
   Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.
   The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.
   It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.
   In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.
   In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

   When the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time..
   In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.
   The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.
   Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Sub-Adviser's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.
   During the years ended December 31, 2002, 2001, and 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $82,297, $92,246 and $57,804, respectively. Transactions in the amount of $27,066,395, involving commissions of approximately $45,104, were directed to brokers because of research services provided during 2002. During the calendar year ended December 31, 2002, 2001 and 2000, the portfolio turnover rate was 143.0%, 190.2% and 111.9%, respectively.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002 the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355, indirectly, as of January 16, 2003, owned 4,377,871 shares, or 92.77% of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                              Term of                                   Number of        Other
Name and Address               Age        Office Held      Office/Length  Principal Occupation Last   Portfolios in  Directorships
                                                              of Time             Five Years           Fund Complex     Held By
                                                               Served                                  Overseen by      Director
                                                                                                         Director

Allan D. Engel*               50     Trustee, President,    Perpetual / 22 Vice President, Real Estate        5            None
2905 Lucerne SE, Suite 200           Secretary and                         Operations and
Grand Rapids, Michigan               Treasurer of the                      Secretary-Activa Holdings
49546                                Fund; President, and                  Corp. Formerly, Sr. Manager,
                                     Secretary of the                      Investments and Real Estate,
                                     Investment Adviser.                   Amway Corporation; Director,
                                                                           President and Secretary of Amway
                                                                           Management Company (1981-1999);
                                                                           Trustee, Vice President and
                                                                           Secretary, Amway Mutual Fund (1981-
                                                                           1999); Vice President and
                                                                           Treasurer, Activa Mutual Fund Trust
                                                                           (1999-2002).

James J. Rosloniec*           57     Trustee.               Perpetual / 22 President & Chief Operating        5            None
2905 Lucerne SE, Suite 200                                                 Officer, JVA Enterprises,
Grand Rapids, Michigan                                                     LLC.  President, Chief
49546                                                                      Executive Officer and
                                                                           Director, Activa Holdings Corp.
                                                                           Formerly, Vice President-Audit and
                                                                           Control, Amway Corporation
                                                                           (1991-2000); Director, Vice
                                                                           President and Treasurer, Amway
                                                                           Management Company (1984-1999);
                                                                           Trustee, President and Treasurer,
                                                                           Amway Mutual Fund, (1981-1999);
                                                                           President and Treasurer, Activa
                                                                           Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual / 2  President and Chief Executive      5            None
2905 Lucerne SE, Suite 200           the Fund                              Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                               (Crown Independent Business
                                                                           Owner affiliated with Quixtar,
                                                                           Inc.)

Donald H. Johnson             72     Trustee of the Fund    Perpetual /    Retired, Former Vice               5            None
2905 Lucerne SE, Suite 200                                  10             President-Treasurer, SPX
Grand Rapids, Michigan 49546                                               Corporation.

Walter T. Jones               60     Trustee of the Fund    Perpetual /    Retired, Former Senior Vice        5            None
936 Sycamore Ave.                                           11             President-Chief Financial
Holland, Michigan 49424                                                    Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5  Retired, Former Finance            5            None
24578 Rutherford                                                           Director, Amway Corporation,.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002

Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                              $10,001 - $50,000
Walter T. Jones
Trustee                              $10,001 - $50,000
Richard E. Wayman
Trustee                              $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2002, 2001, and 2000 were $127,157, $161,559, and $242,552, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2003, owned 4,377,871 shares, or 92.77%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690 (Sub-Adviser). The Sub-Adviser is an indirect, wholly-owned, subsidiary of MetLife, Inc., an insurance and financial services company.
   Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2002, 2001, and 2000 were $90,914, $115,383, and $171,381, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2004. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.

   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2002 the Fund paid $27,249 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($719), compensation to sales and marketing personnel ($3,346), and general and administrative services ($20,472). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2002, 2001, and 2000, total payments were $27,249, $34,663, and $53,090, respectively.

   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                         =======================================
                                              Activa
                                              Growth
ACTIVA GROWTH FUND                            Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                       Statement of
                                                  Additional Information





                                                      April 30, 2003







                                                 ACTIVA MUTUAL FUND LOGO










Printed in U.S.A.

                                         =======================================

ACTIVA INTERNATIONAL FUND                                             ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with  the  Prospectus,   which  can  be
Securities Descriptions &                               requested  from the Fund by writing  or  telephoning
  Techniques                                            as indicated  above.  The financial  statements  and
Risk Management & Return                                performance  data for the Fund are  contained in the
  Enhancement Strategies                                Fund's  2002  Annual  Report to  Shareholders.  This
Portfolio Transactions &                                information  is  incorporated  herein by  reference.
   Brokerage Allocation                                 The  Annual  Report  may be  obtained  by writing or
Principal Shareholders                                  calling  the  Fund.  This  Statement  of  Additional
Officers & Trustees of the Fund                         Information  relates to the  Prospectus for the Fund
Investment Adviser                                      dated April 30, 2003.
Sub-Adviser
Plan of Distribution & Principal
  Underwriters
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Additional Account Policies
Internet Address
Federal Income Tax
Reports to Shareholders
   and Annual Audit                                           The date of this Statement of Additional
                                                                   Information is April 30, 2003.







Printed in U.S.A.


                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of Class A will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;

   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------
   The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.
   EQUITY SECURITIES:
     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.
     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
     CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.
     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
     The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.
   FIXED INCOME SECURITIES:
     CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.
     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.
     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.
     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.
     BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.
     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
     In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.
     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:
     Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.
     FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.
     FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.
     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.
     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.
     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
   The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.
   RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:
     INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
     MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
     Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.
     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.
     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:
     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
   The Fund may:
   o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.
   o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.
   o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.
     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.
     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.
     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.
     The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.
     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.
     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).
     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.
     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.
     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     Successful use of futures by the Fund depends on the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker. RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS
     Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.
     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.
     These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.
INTEREST RATE AND CURRENCY SWAPS:
     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.
     SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.
     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.
     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.
     The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.
     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

SPECIAL TRANSACTIONS
     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.
     "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.
NON-HEDGING STRATEGIC TRANSACTIONS
     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".

     REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.
   The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.
     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.
     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
     BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.
     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.
     The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
     Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.
     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.
     Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
     During the year ended December 31, 2002, 2001, and 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $157,448, 193,590, and $303,505, respectively. Transactions in the amount of $6,007,110, involving commissions of approximately $11,726, were directed to brokers because of research services provided during 2002. During the calendar year ended December 31, 2002, 2001, and 2000 the portfolio turnover rate was 208.2%, 231.5% and 214.9%, respectively.
     The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
     The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355, indirectly, as of January 16, 2003, owned 3,979,677 shares, or 96.41%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor shares

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                              Term of                                     Number of        Other
Name and Address               Age        Office Held       Office/Length  Principal Occupation Last    Portfolios in  Directorships
                                                              of Time              Five Years            Fund Complex     Held By
                                                               Served                                    Overseen by     Director
                                                                                                           Director
Allan D. Engel*               50     Trustee, President,    Perpetual /    Vice President, Real Estate          5          None
2905 Lucerne SE, Suite 200           Secretary and          22             Operations and
Grand Rapids, Michigan               Treasurer of the                      Secretary-Activa Holdings
49546                                Fund; President, and                  Corp. Formerly, Sr. Manager,
                                     Secretary of the                      Investments and Real Estate,
                                     Investment Adviser.                   Amway Corporation; Director,
                                                                           President and Secretary of Amway
                                                                           Management Company (1981-1999);
                                                                           Trustee, Vice President and
                                                                           Secretary, Amway Mutual Fund
                                                                           (1981- 1999); Vice President and
                                                                           Assistant Treasurer, Activa
                                                                           Mutual Fund (1999-2002).



                                                              Term of                                  Number of          Other
Name and Address               Age        Office Held       Office/Length  Principal Occupation Last  Portfolios in   Directorships
                                                              of Time              Five Years             Fund           Held
                                                               Served                                   Complex        By Director
                                                                                                      Overseen by
                                                                                                        Director
James J. Rosloniec*           57     Trustee.               Perpetual /    President & Chief Operating        5            None
2905 Lucerne SE, Suite 200                                  22             Officer, JVA Enterprises,
Grand Rapids, Michigan                                                     LLC.  President, Chief
49546                                                                      Executive Officer and
                                                                           Director, Activa Holdings Corp.
                                                                           Formerly, Vice President-Audit
                                                                           and Control, Amway Corporation
                                                                           (1991-2000); Director, Vice
                                                                           President and Treasurer of Amway
                                                                           Management Company (1984-1999);
                                                                           Trustee, President and
                                                                           Treasurer, Amway Mutual Fund,
                                                                           (1981-1999); President and
                                                                           Treasurer, Activa Mutual Fund
                                                                           Trust (1999-2002).

Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual /2   President and Chief Executive      5            None
2905 Lucerne SE, Suite 200           the Fund                              Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                               (Crown Independent Business
                                                                           Owner affiliated with Quixtar,
                                                                           Inc.)

Donald H. Johnson             72     Trustee of the Fund    Perpetual /    Retired, Former Vice               5            None
2905 Lucerne SE, Suite 200                                  10             President-Treasurer, SPX
Grand Rapids, Michigan 49546                                               Corporation.

Walter T                      60     Trustee of the Fund    Perpetual /    Retired, Former Senior Vice        5            None
936 Sycamore Ave.                                           11             President-Chief Financial
Holland, Michigan 49424                                                    Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5  Retired, Former Finance            5            None
24578 Rutherford                                                           Director, Amway Corporation,.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002

Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                             $10,001 - $50,000
Walter T. Jones
Trustee                             $10,001 - $50,000
Richard E. Wayman
Trustee                             $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation  Benefits Accrued as      Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2002, 2001, and 2000 were $160,019, $186,973, and $309,837, respectively.

   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of January 16, 2003, owned 3,979,677 shares, or 96.41%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101 (Sub Adviser). The Sub-Adviser is an indirect subsidiary of Allianz AG, a European-based insurance and financial services company.
   Under the Sub-Advisory Agreement, the Adviser employes the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2002, 2001, and 2000 were $122,422, $142,714, and $235,896, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003 the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2004. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.
   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2002 the Fund paid $28,239 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($745), compensation to sales and marketing personnel ($3,468) and general and administrative services ($21,216) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2002, 2001, and 2000, total payments were $28,239, $32,995, and $54,678, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will usually not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                           =====================================
                                                Activa
                                                International
ACTIVA INTERNATIONAL FUND                       Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                         Statement of
                                                    Additional Information





                                                        April 30, 2003







                                                   ACTIVA MUTUAL FUND LOGO










Printed in U.S.A.

                                           =====================================

                               ACTIVA MUTUAL FUND
                                   FORM N-1A

                                     PART B

   Information Required in a Statement of Additional Information for Class R

ACTIVA VALUE FUND                                                    ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS R
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                           conjunction  with the Class R Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as  indicated   above.   The  financial
   Techniques                                           statements  and  performance  data  for the Fund are
Portfolio Transactions and                              contained  in  the  Fund's  2002  Annual  Report  to
  Brokerage Allocation                                  Shareholders.   This   information  is  incorporated
Principal Shareholders                                  herein  by  reference.  The  Annual  Report  may  be
Officers and Trustees of the Fund                       obtained  by  writing  or  calling  the  Fund.  This
Investment Adviser                                      Statement of Additional  Information  relates to the
Sub-Adviser                                             Class R  Prospectus  for the Fund  dated  April  30,
Principal Underwriter                                   2003.
Administrative Agreement                                   Class R shares are  available  only to tax-exempt
Transfer Agent                                          retirement  and  benefits  plans of Alticor Inc. and
Custodian                                               its  affiliates.   The  Fund  also  offers  Class  A
Auditors                                                shares,  which  are  available  to  members  of  the
Pricing of Fund Shares                                  general  public.   Information   about  Class  A  is
Purchase of Shares                                      contained in the Class A prospectus  dated April 30,
How Shares are Redeemed                                 2003, which is available upon request.
Federal Income Tax
Investment Performance
   Information
Reports to Shareholders
   and Annual Audit

                                                        The date of this Statement of Additional Information
                                                                         is April 30, 2003.





Printed in U.S.A.



                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4. May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP, (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.
   OPTIONS
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   Limitations and Risks of Options and Futures Activity
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.
   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.
   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.
   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.
   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
   U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
   o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
   o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
   o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2002, 2001, and 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $296,535, $314,945, and $303,505, respectively. Transactions in the amount of $11,135,992, involving commissions of approximately $15,267, were directed to brokers because of research services provided during 2002. During the calendar year ended December 31, 2002 the portfolio turnover rate was 84.9% which was an decrease over the previous year's rate of 91.5%.

   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2002, the Fund owned common stock of Lehman Brothers with a market value of $218,489, common stock of Merrill Lynch with a market value of $3,123,285 and common stock of Morgan Stanley with a market value of $1,596,800. Both J.P. Morgan and Lehman Brothers, Merrill Lynch and Morgan Stanley are considered regular brokers for the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355, indirectly, as of January 16, 2003, owned 924,240 shares, or 4.61%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of January 16, 2003, 9,866,791 shares, or 49.19%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2002, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                               Term of                                     Number of       Other
Name and Address               Age        Office Held       Office/Length    Principal Occupation Last  Portfolios in  Directorships
                                                            of Time Served          Five Years           Fund Complex     Held By
                                                                                                         Overseen by      Director
                                                                                                           Director
Allan D. Engel*               50     Trustee, President,    Perpetual / 22  Vice President, Real Estate       5            None
2905 Lucerne SE, Suite 200           Secretary and                          Operations and
Grand Rapids, Michigan               Treasurer of the                       Secretary-Activa Holdings
49546                                Fund; President, and                   Corp. Formerly, Sr. Manager,
                                     Secretary of the                       Investments and Real Estate,
                                     Investment Adviser.                    Amway Corporation;  Director,
                                                                            President and Secretary of Amway
                                                                            Management Company (1981-1999);
                                                                            Trustee, Vice President and
                                                                            Secretary, Amway Mutual Fund (1981-
                                                                            1999); Vice President and Assistant
                                                                            Treasurer (1999-2002).




                                                              Term of                                   Number of        Other
Name and Address               Age        Office Held       Office/Length  Principal Occupation Last  Portfolios in   Directorships
                                                              of Time             Five Years           Fund Complex     Held By
                                                               Served                                  Overseen by      Director
                                                                                                        Director
James J. Rosloniec*           57     Trustee.               Perpetual   /  President & Chief Operating       5             None
2905 Lucerne SE, Suite 200                                  22             Officer, JVA Enterprises,
Grand Rapids, Michigan                                                     LLC.  President, Chief
49546                                                                      Executive Officer and
                                                                           Director, Activa Holdings Corp.
                                                                           Formerly, Vice President-Audit and
                                                                           Control, Amway Corporation
                                                                           (1991-2000); Director, Vice
                                                                           President and Treasurer of Amway
                                                                           Management Company (1984-1999);
                                                                           Trustee, President and Treasurer,
                                                                           Amway Mutual Fund, (1981-1999);
                                                                           President and Treasurer, Activa
                                                                           Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.         55     Advisory Trustee of    Perpetual / 2  President and Chief Executive     5            None
2905 Lucerne SE                      the Fund                              Officer, Marker Net, Inc.
Suite 200                                                                  (Crown Independent Business
Grand Rapids, Michigan 49546                                               Owner affiliated with Quixtar,
                                                                           Inc.)

Donald H. Johnson             72     Trustee of the Fund    Perpetual /    Retired, Former Vice               5            None
2905 Lucerne SE                                             10             President-Treasurer, SPX
Suite 200                                                                  Corporation.
Grand Rapids, Michigan 49546

Walter T. Jones               60     Trustee of the Fund    Perpetual /    Retired, Former Senior Vice        5            None
936 Sycamore Ave.                                           11             President-Chief Financial
Holland, Michigan 49424                                                    Officer, Prince Corporation

Richard E. Wayman             68     Trustee of the Fund    Perpetual / 5  Retired, Former Finance            5            None
24578 Rutherford                                                           Director, Amway Corporation,.
Ramona, California 92065

*Messrs. Engel and Rosloniec are interested persons of the Fund. Mr. Engel is an officer of the Fund and the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

                                      Dollar Range of
                                     Equity Securities
                                        In the Fund
     Names of Trustees               December 31, 2002

Allan D. Engel
Trustee                             $50,001 - $100,000
James J. Rosloniec
Trustee                             $50,001 - $100,000
Donald H. Johnson
Trustee                             $10,001 - $50,000
Walter T. Jones
Trustee                             $10,001 - $50,000
Richard E. Wayman
Trustee                             $10,001 - $50,000

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses
Allan D. Engel                  $8,000             -0-                  -0-                $8,000
Trustee
James J. Rosloniec              $8,000             -0-                  -0-                $8,000
Trustee
Joseph E. Victor, Jr.           $8,000             -0-                  -0-                $8,000
Advisory Trustee
Donald H. Johnson               $8,000             -0-                  -0-                $8,000
Trustee
Walter T. Jones                 $8,000             -0-                  -0-                $8,000
Trustee
Richard E. Wayman               $8,000             -0-                  -0-                $8,000
Trustee

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2002, 2001, and 2000 were $620,508, $753,154, and $833,053, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years-ended December 31, 2002, 2001, and 2000, were $372,267, $450,804, and
$500,845, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
   At a meeting held on February 17, 2003, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2004. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.
   In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.
   In considering the Investment Advisory Contract, the Board of Trustees also took into account (i) the Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's Shareholders, and (vi) the nature and extent of the Adviser's supervision of other service providers, including the Fund's Sub-Adviser.

   In evaluating the Sub-Advisory Agreement, the Board of Trustees considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.
   In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Contract and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Adviser and Sub-Adviser had provided satisfactory services to the Fund, and that the Adviser and Sub-Adviser could be expected to continue to provide satisfactory services in the future.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. The Distribution Plan does not apply to Class R.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2002, 2001, and 2000, total payments were $186,153, $225,948, and $249,918, respectively.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2002 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                            ====================================
                                                 Activa
                                                 Value
ACTIVA VALUE FUND                                Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                           Class R
                                                         Statement of
                                                    Additional Information





                                                        April 30, 2003







                                                   ACTIVA MUTUAL FUND LOGO






Printed in U.S.A.

                                            ====================================

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A


                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits

                (a)   Declaration of Trust

                           The Declaration of Trust for Amway Mutual Fund Trust,
                      renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

                (b)   By-Laws

                           The Bylaws of Amway Mutual Fund Trust, renamed the
                      Activa Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (c)   Instruments Defining Rights of Security Holders

                           Reference is made to the Declaration of Trust,
                      Exhibit 23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the Bylaws, Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and
                      Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (d)   Investment Advisory Contract

                      (1) Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC

                           The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                      (2)  Sub-Advisory Agreements

                           (a) The Sub-Advisory Agreement between Activa Asset Management, LLC and J.P. Morgan is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-9 through C-12, as filed on September 1, 1999.

                           (b) The Sub-Advisory Agreement between Activa Asset Management LLC and Mc Donnell Investment Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 51, Part C, Pages C-11 through C-13.

                           (c) The Sub-Advisory Agreement between Activa Asset Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000.

                           (d) The Sub-Advisory Agreement between Activa Asset Management LLC and State Street Research is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-21 through C-24, as filed on September 1, 1999.

                           (e) The Sub-Advisory Agreement between Activa Asset Management LLC and Nicholas-Applegate is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-25 through C-28, as filed on September 1, 1999.

                      (e) Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC

                                    The Principal Underwriter Agreement between
                             Activa Mutual Fund Trust and Activa Asset
                             Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                      (f)    Bonus or Profit Sharing Contracts

                                    There are no bonus or profit sharing
                             contracts for the Board of Trustees.

                      (g)    Custodian Agreement

                                    The Custody Agreement between Amway Mutual
                             Fund Trust, renamed the Activa Mutual Fund Trust, and Northern Trust Company is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 46, Part C, Pages C-14 through C-35, as filed on March 1, 1999 except for the First Amendment dated October 29, 1999 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-13 through C-16, as filed on February 29, 2000.

                      (h)    Other Material Contracts

                             (1) Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC

                                        The Class A Transfer Agency and Dividend
                                    Disbursing Agency Agreement between Activa
                                    Mutual Fund Trust and Activa Asset
                                    Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-61 through C-63 as filed on June 17, 1999, and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                             (2) Administrative Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC

                                        The Administrative Agreement between
                                    Activa Mutual Fund Trust and Activa Asset
                                    Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999.

                             (3)    Portfolio Accounting and Research
                                    Information System

                                        The Portfolio Accounting and Research
                                    Information System Agreement between Activa
                                    Asset Management LLC and Bisys Securities,
                                    Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

                      (i)    Legal Opinion

                                    Not Applicable.

                      (j)    Other Opinions

                                    The Consent of Independent Certified Public
                             Accountants is included on Page C-11. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

                       (k)   Omitted Financial Statements

                                    The Annual Report for Activa Mutual Fund
                             Trust is included on Pages C-12 through C-59.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                       (l)   Initial Capital Agreements

                                    There are no agreements or understandings
                             made in consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

                       (m)   12b-1 Plan for Distribution

                                    The 12b-1 Plan for Distribution between
                             Activa Mutual Fund Trust and Activa Asset
                             Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

                      (n)    Rule 18f-3

                                    The Rule 18f-3 Plan of Amway Mutual Fund,
                             renamed Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

                      (o)    Codes of Ethics

                             (1)       The Code of Ethics for Activa Mutual Fund
                                    Trust as required under Rule 17j of the
                                    Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-54 through C-58, as filed on April 20, 2001.

                             (2)       The Code of Ethics for the Investment
                                    Adviser as required under Rule 17j of the Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-59 through C-63, as filed on April 20, 2001.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                             (3) The Code of Ethics for the Sub-Advisers as required under Rule 17j of the Investment Company Act of 1940, as amended, for:

                                    (a)      J.P. Morgan is included on Pages
                                             C-60 through C-66.

                                    (b)      McDonnell Investment Management,
                                             LLC is incorporated by reference to
                                             the Registration Statement under
                                             the Securities Act of 1933, Post
                                             Effective Amendment No. 51, Part C,
                                             Pages C-63 and C-77, as filed on
                                             February 28, 2002.

                                    (c)      Wellington Management Company, LLP,
                                             is incorporated by reference to the
                                             Registration Statement under the
                                             Securities Act of 1933, Post
                                             Effective Amendment No. 50, Part C,
                                             pages C-90 through C-99, as filed
                                             on April 20, 2001.

                                    (d)      State Street Research is included
                                             on Pages C-67 to C-82.

                                    (e)      Nicholas-Applegate is incorporated
                                             by reference to the Registration
                                             Statement under the Securities Act
                                             of 1933, Post Effective No. 51,
                                             Part C, Pages C-77/1 through
                                             C-77/50, as filed on February 28,
                                             2002.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


                                              Location in Registration Statement

                                                          Part C
                                                          Page No
                                                       -------------

ITEM 24.      Persons Controlled by
              or under Common Control                      C-8
              with the Fund

ITEM 25.      Indemnification                              C-8

ITEM 26.      Business and Other
              Connections of                               C-9
              Investment Adviser

ITEM 27.      Principal Underwriter                        C-9

ITEM 28.      Location of Accounts
              and Records                                  C-10

ITEM 29.      Management Services                          C-10

ITEM 30.      Undertakings                                 C-10

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 24.          Persons Controlled by or under Common Control with the Fund.

                  Following is a table disclosing ownership as of January 16, 2002, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc., formerly known as Amway Corporation, indirectly owns all of the outstanding shares of Amway Investment, Inc. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities.

                  Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by Jay Van Andel. Accordingly, Jay Van Andel, together with his spouse, beneficially owns more than 25% of the Fund's voting securities and he may be deemed to control the Fund.

                  Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.

                       Money Market         Intermediate
                          Fund                   Bond               Value               Growth           International
Entity               shs         %         shs         %        shs         %        shs         %       shs         %
Amway Investment
  Corp.          33,410,221    88.43   15,128,254    98.67     924,240    4.61    4,377,871    92.77   3,979,677    96.41
JVA Enterprise
 Limited
 Partnership                                                 9,866,791   49.19

ITEM 25.          Indemnification

                  Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 26.          Business and Other Connections of Investment Adviser.

                  Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

                  Business histories of each Director and Officer of the Investment Adviser of the Registrant are included on Pages C-83 through C-84.

                  Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-85 through C-130.


ITEM 27.          Principal Underwriter

         (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.

         (b)      Name and Principal               Positions and Office         Position and Offices
                   Business Address                 With Underwriter               With Registrant
                  ------------------               ------------------           ---------------------
                  Allan D. Engel                   President and Secretary      President, Secretary
                  2905 Lucerne SE, Suite 200                                    Treasurer and Trustee
                  Grand Rapids MI 49546

                  Kathleen B. Vogelsang            Assistant Secretary          None
                  2905 Lucerne SE, Suite 200
                  Grand Rapids MI  49546

         (c)      Not Applicable.

ITEM 28.          Location of Accounts and Records

                  With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 29.          Management Services

                  Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $745,064.

ITEM 30.          Undertakings

                  Not applicable.

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Activa Mutual Funds
Grand Rapids, Michigan

         We hereby consent to the incorporation by reference in the Statement of Additional Information constituting a part of this Registration Statement of our report dated January 27, 2003, relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Fund's Annual Shareholders Report for the year ended December 31, 2002.

         We also consent to the reference to us under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                           /s/ BDO Seidman, LLP
                                                               BDO Seidman, LLP


Grand Rapids, Michigan
April 15, 2003

Logo: Activa

Annual Report
December 31, 2002



ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management


A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              5

ACTIVA GROWTH FUND                                                             7

ACTIVA INTERNATIONAL FUND                                                      9



ACTIVA Officers and Trustees of the Fund                                      11



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                   13

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          17

   Activa Growth Fund                                                         22

   Activa International Fund                                                  26



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           32

STATEMENT OF OPERATIONS                                                       33

STATEMENT OF CHANGES IN NET ASSETS                                            34

NOTES TO FINANCIAL STATEMENTS                                                 36



FINANCIAL HIGHLIGHTS                                                          40

INDEPENDENT AUDITORS' REPORT                                                  44


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the period ended December 31, 2002. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

For the third consecutive year the US stock market finished in negative territory. The decline in 2002 marked the first time since the 1930s that the US stock market declined for three consecutive years. Unlike other declining periods, the negative returns in 2002 were spread across almost every sector of the market. The Dow Jones Industrial Average finished the year down 16.7%. The Standard and Poor's 500 Index and Nasdaq ended 2002 down 23.3% and 31% respectively.

Nothing during the run up in the market during the 1990s prepared us for this magnitude of a decline. Corporate accounting scandals, airline bankruptcies, and potential war with Iraq hung over Wall Street much of the year. Reports of an economy moving ahead but not accelerating, show consumers continuing to spend while corporations kept their spending, hiring and expansion plans in check.

In these times of uncertainty we believe investors should try to focus on what they can control as opposed to what they cannot. Reviewing your portfolio's diversification and balancing strategies may help you reduce risk in your portfolio. Diversification works best when you choose investments that are not closely correlated with one another. Bond funds and money market funds, for example, are classic choices to diversify a stock portfolio. It is often necessary to rebalance your portfolio to ensure that the balance between stocks and bonds has not changed. For example, if you wanted to keep a mix of 50% stocks and 50% bonds you may discover that your current portfolio is more heavily weighted in bonds than you desire. This occurs in years where either one of the markets significantly outperforms the other as the bond market outperformed the stock market during 2002. You may wish to rebalance your portfolio back to your desired mix between stocks and bonds.

Also, remember to keep in mind your investment time horizon when creating or updating your investment portfolio. Although stocks have had negative returns for the last three years, over longer periods average returns on stock funds still outperform bond funds. Using techniques such as dollar cost averaging, investing a certain amount of money in the same fund at the same time each month or quarter, may help you to pay a lower average cost per share, even though it does not guarantee a profit, and avoid the temptation of trying to predict the market low. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. We have recently added additional investment calculators to our web-site to help you create a portfolio to meet your needs. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,



/s/ Allan D. Engel

Allan D. Engel
President

ACTIVA MONEY MARKET FUND -- JP Morgan Investment Management, Inc.

The U.S. economic recovery, robust in the first quarter of 2002, faltered during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks, and geopolitical tensions. Interest rates were volatile, credit spreads narrowed and the yield curve steepened as investors tried to evaluate contradictory economic data and escalating geopolitical risk. The Federal Reserve Board left interest rates unchanged until November, when it lowered the federal funds rate by half-a-percent to 1.25%--a larger-than-expected decrease--and adopted a neutral bias.

Fixed income activity throughout the period was characterized by volatility and a lack of liquidity. The Fed's easing bias led to a drop in interest rates, especially in the shorter maturities. As investors sought quality, Treasury yields rallied and the market value of many investment-grade bonds declined. Money markets became a safe haven for many investors concerned about the volatility in the equity and fixed income markets.

In 2001, the Fed's bias toward low interest rates drove down yields on short-term maturities. But as the economy showed strength during the first quarter of 2002, a rate increase seemed likely and interest rates rose.

The Activa Money Market Fund returned 1.14% for the year ended December 31, 2002. Early in 2002, we responded to the low interest rate environment by allowing the weighted average maturity (WAM) of the Fund to shorten. However, as expectations of a Fed rate increase grew, we extended. When the market rallied in the spring, we defensively shortened maturities, extending again in May and June. During the summer, as the market suffered from a lack of relative value, we focused on maintaining flexibility. At each month end, we took advantage of seasonal funding pressures to add very short maturities.

The economy, which weakened in the spring, continued to struggle during the summer. Investors speculated that the Fed would cut interest rates later in the year. We prepared the Fund for two eases of a quarter-percent each and were well-positioned when the Fed eased rates by half-a-percent. Following the announcement, we maintained a longer WAM to take advantage of the positively sloped yield curve. Toward the end of December, we let our cash positions build, shortening the WAM and giving us flexibility through year-end.

We expect the economy to grow slowly in 2003, notwithstanding the geopolitical risks. In the first half of the year, interest rates should remain low, but they could edge higher in the second half. Given the current state of the economy and the increasing probability of additional fiscal stimulus, we do not expect any more interest rate cuts. We may look to extend the WAM of the fund on any rise in interest rates.

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

As we entered 2002, the fixed income market was focused on the prospects for economic recovery and the likelihood of rising interest rates. As it turned out, 2002 was marked by economic uncertainty, corporate accounting concerns, financial disclosure problems, geopolitical risks and a weakening US dollar. These events contributed to a decline in US interest rates and to market participants favoring the stability and security of high quality fixed income securities. In addition, at the Federal Open Market Committee's November 2002 meeting, the Federal Reserve Board reduced the Federal Funds rate from 1.75% to 1.25%. The declining interest rate environment led to further steepening of the yield curve. The yield difference from 2 year treasuries to 30 year treasuries increased from 2.44% as of December 31, 2001 to 3.18% as of December 31, 2002. The 2-year treasury yield declined from 3.02% on December 31, 2001 to 1.60% on December 31, 2002 while the 30-year treasury yield decreased from 5.47% to 4.78% over the same period.

The U.S. economy showed a sign of a subdued recovery as real Gross Domestic Product is expected to grow at nearly 3% for the 12 months ended December 31, 2002. The keys to a sustained economic recovery will be for the continued restoration of confidence in the US capital markets, business investment growth, improved trade balances and a reduction in the current geopolitical risks.

The Lehman Brothers Aggregate Bond Index returned 10.27% for the twelve months ended December 31, 2002. For the same twelve month period, the treasury sector had the highest return of 11.79%. The lowest return for the period of 8.55% was generated by the asset-backed sector.

The Fund generated total returns of 8.85% for the twelve months ended December 31, 2002, underperforming the Lehman Brothers Aggregate Bond Index return of 10.27%. As of December 31, 2002, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 3.9 years, which was comparable to the 3.9 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the asset and mortgage backed and corporate sectors, and an underweight position in the treasury sector. These sector weightings detracted from performance. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities.

The ongoing corporate accounting and financial disclosure concerns have weighed heavily on the economy and financial markets. A satisfactory resolution to these problems and a restoration of confidence to the investing public will be a strong factor in the continuing economic recovery. The most recent statement from the Federal Reserve Board indicated the economic risks appear to be balanced between conditions that may generate economic weakness as well as economic strength.

We believe the first half of 2003 will continue to present challenges for fixed-income portfolios, particularly if economic strength emerges and interest rates begin to rise. However, an improved economic environment may lead to improved credit conditions and should present opportunities along the yield curve. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.

ACTIVA Intermediate Bond Fund continued



                                                Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               8.85%                 8.32%
Lehman Bros. Aggregate Bond Index**        10.27%                 9.39%


Line Chart:
Year-by-Year Performance

           Average Annual Return of the Activa Intermediate Bond Fund

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/02: Includes all fees

Date             Activa Intermediate Bond Fund      Lehman Bros. Aggregate Bond
8/30/99          10000                              10000
1999             10063                              10104
2000             11053                              11279
2001             11991                              12229
2002             13052                              13485



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.

ACTIVA Value Fund-- Wellington Management Co., LLP


Throughout 2002, stock prices and business news were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion. Equity markets experienced consistent volatility, with seemingly conflicting economic news and growing tension in the Middle East. The consumer was the mainstay of growth, helped by record "cash outs" from mortgage refinancing, partially offsetting the impact from higher unemployment. As anticipated, the year-end holiday season saw a deceleration in consumer spending and confidence. As the year drew to a close, corporate spending remained sluggish, although there are initial signs of improvement in areas like technology.

Value stocks outperformed growth stocks by a wide margin in 2002, with the Russell 1000 Value Index down 15.52% versus the Russell 1000 Growth Index down 27.89%. Every sector declined in 2002: Information Technology was the leading laggard while Consumer Staples posted the strongest return.

In this environment, the Activa Value Fund returned -17.87% for the 12 month period ended December 31, 2002 versus the -15.52% return for its benchmark, the Russell 1000 Value Index. While the Fund underperformed the benchmark for the 2002 annual period, the Fund outperformed the benchmark for the last half of 2002 (-9.4% for the Fund vs. -11.3% for the Russell 1000 Value Index) as well as during the fourth quarter (10.1% for the Fund vs. 9.2 % for the benchmark).

During the early period of 2002, the equity markets were quite mixed and the Fund was not immune to this volatility. Corporate scandals, mixed evidence surrounding a global economic recovery, tightening credit markets, and the on-going war on terrorism were all contributing factors to the markets diminished confidence during this early period. However, the Fund experienced a significant positive rebound in stock selection during the last half of the year. For the twelve-month period, stock selection in the Financials, Utilities, and Information Technology sectors were the largest benchmark-relative contributors to performance, while holdings in the Industrials, Consumer Discretionary, and Consumer Staples sectors detracted from relative performance.

Our overweight position in Telecommunications holding Qwest Communications added considerable value for the Fund for the year. We re-initiated a position in the stock in August after eliminating it during the first quarter. Within Financials, the Fund benefited significantly from its position in Golden West Financial. A leader in adjustable-rate mortgage lending, the stock was weak in the third quarter in light of a potential slowdown in the housing market. We kept our overweight position in the stock, given its attractive value and growth prospects. In the Industrials sector, our exposure to Tyco had a negative impact on the Fund for the year. This holding was eliminated during the second quarter of 2002, but was a detractor from performance for the year.

Within Utilities, we replaced our position in Dynegy in April with Exelon, one of the largest utility companies in the US. While Dynegy did detract from the year's performance, our exposure to Exelon did help offset that detraction. Exelon came under pressure during the third quarter on news of government concern over accounting treatment related to the merger that created the company. We maintained our overweight position and believed the company had appropriately accounted for the transaction. In late September, the government did rule in favor of Exelon and the Fund benefited significantly from our overweight.

We expect 2003 to be a year of tempered recovery and look to the corporate sector to provide more thrust than the consumer. While the corporate healing process continues, we believe business spending is poised for recovery once we get any war with Iraq successfully behind us. Corporate profits are improving, capacity utilization, while still less-than-desired, is improving, inventories are very low, considerable balance sheet repair has already occurred with credit expanding, and we think there are pent-up needs for IT spending. Gross Domestic Product is expected to gradually recover at a 2.5% to 3% pace. Finally, consumer spending, unlike most recoveries, will likely remain sluggish given a slow-moving jobs recovery, decelerating wage gains, geopolitical concerns, higher energy prices and a likely end to the refinancing boom. With the prospect of a dividend tax cut and the risk of a high price to earnings correction, 2003 could continue to be very supportive of Value stocks.

ACTIVA Value Fund continued

                                             Average Annual Total Return*
                                           Periods ended December 31, 2002
                                     -------------------------------------------
                                     One Year        Five Year          Ten Year
Activa Value Fund**                  -17.87%          -2.24%               6.26%
Russell 1000 Value Index***          -15.52%           1.16%              10.81%
S&P 500 Index****                    -22.09%          -0.58%               9.34%


Line Chart:
Year-by-Year Performance

                 Average Annual Return of the Activa Value Fund*

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/92 through 12/31/02

Date               Activa Value Fund         Russell 1000 Value         S&P 500
1993               11085                     11812                      11006
1994               10435                     11577                      11151
1995               13623                     16017                      15336
1996               16780                     19483                      18858
1997               20555                     26337                      25148
1998               22645                     30453                      32341
1999               21127                     32691                      39145
2000               24046                     34983                      35583
2001               22351                     33028                      31349
2002               18357                     27902                      24424



* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

ACTIVA Growth Fund -- State Street Research & Management Company

Investors were optimistic about the US economy and the stock market early in 2002, but these hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war with Iraq, the stock market crumbled under the increasing weight of the bad news.

Despite continued action on the part of the Federal Reserve Board to stimulate the US economy through lower short-term interest rates--the lowest, in fact, in 40 years--the US economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth, as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. The Russell 1000 Growth Index returned -27.89%, as all major sectors declined. A brief rally in the fourth quarter gave investors hope that the market had reached its bear-market bottom.

Equity markets declined markedly for the third consecutive year, primarily due to corporate scandal, increased geopolitical risks and continued economic uncertainty. Within the Russell 1000 Growth Index, none of the major sectors posted positive returns, with Technology suffering the worst. In this environment, the portfolio lagged the index as weaker selection in the Financial Services, Health Care and Conglomerates sectors offset relative gains in the Technology and Consumer Discretionary sectors. The Activa Growth Fund returned -33.69% for the year ended December 31, 2002, versus the Russell 1000 Growth Index return of -27.89%.

In the Consumer Discretionary sector, returns were buoyed by slot machine manufacturer International Game Technology, which posted positive returns as the company continued to generate earnings in excess of forecasts despite the economic environment. Retailer Target also provided strong returns that benefited the portfolio. In Technology, software provider Intuit and PC manufacturer Dell posted relatively strong gains during the year. Our lack of exposure to many of the volatile securities, such as Sun Microsystems and Motorola, which experienced significant price depreciation, helped overall performance.

Our stock selection in the Health Care sector was notably weak during the year. While the portfolio's biotech exposure, led by Amgen and Baxter International, was strong, several negative developments in our pharmaceutical holdings (Wyeth, Sepracor and Andrx Group) caused their stock to decline significantly. The FDA surprised pharmaceutical company Sepracor and the market by not approving Soltara, its potential blockbuster allergy drug. Andrx and Wyeth sold off after missing their earnings estimates. However, we did profit from our position in Pharmacia, which gained during the year on news of its merger with Pfizer.

In the Financial Services sector, Bank of New York and Capital One both turned in disappointing results. Capital One sold off in the third quarter due to concerns over the credit quality of its customers. The "Enron hangover" led investors to shift away from companies such as GE--which had carefully managed reported earnings--and Tyco with less-than-transparent financial statements. Our position in diversified manufacturer Tyco also hurt portfolio performance. Tyco's stock bottomed out in February and we eliminated our position in March based on declining confidence in the company's management team and our growing concern about its ability to take advantage of the cyclical recovery.

While we would expect modest and gradual improvement in the overall US economy going forward, macro-economic forecasts are not essential to our investment approach. We continue to look for high-quality companies with solid--or improving--growth, trading at reasonable valuations, irrespective of the broad economic environment.

As we enter 2003, we anticipate that the market will return to basics, with more focus on fundamentals and less focus on the type of corporate misdeeds that plagued the market in 2002. With an increased emphasis on the quality and accuracy of corporate reporting, we feel the market will have an easier time distinguishing between fundamental strength and fundamental weakness.

ACTIVA Growth Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Growth Fund                        -33.69%               -18.13%
S&P 500 Index**                           -22.09%               -10.27%
Russell 1000 Growth Index***              -27.89%               -14.54%


Line Chart:
Year-by-Year Performance
                 Average Annual Return of the Activa Growth Fund

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/02: Includes all fees



Line Chart:
                     Activa Growth Fund      S&P 500         Russell 1000 Growth
8/30/99              10000                   10000           10000
1999                 11380                   11173           13316
2000                 10136                   10155           10329
2001                 7740                    8947            8219
2002                 5132                    6970            5927


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


*** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

ACTIVA International Fund -- Nicholas Applegate Capital Management

The first nine months of 2002 were definitely challenging markets for equity investors characterized by a great deal of pessimism surrounding the prospects for the global economy, corporate profits, and corporate governance. The market declines put additional pressure on financial services companies, many of which suffered mightily from the stress of stretched liquidity ratios and forced capital raising activities.

In October and November, however, the market experienced a "junk bounce," in which low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance, and high betas (a measure of a stock's volatility relative to a benchmark) posted strong gains. In this environment, many of the high-quality stocks in the portfolio exhibiting solid or improving fundamentals were less rewarded. A more realistic mood returned in December. The market began to exhibit greater rationality based on signs of stability in the fundamental data. The portfolio participated in the fourth-quarter rally, although the Fund's emphasis on companies with quality earnings growth prospects led to underperformance of the benchmark.

In 2002, the Activa International Equity portfolio returned -20.22%, underperforming the MSCI EAFE benchmark, which returned -15.94% for the year. Performance for 2002 can be dissected into three distinct periods: the first three quarters; the October and November market bounce of low-quality stocks; and December when returns reflected more realistic expectations. By style, international value stocks outperformed their growth counterparts in 2002. By size, international large-cap stocks generated greater returns than international small-cap equities. The top-performing names in the portfolio for the year included SAP, a provider of e-business software solutions; Infosys, an IT consulting company and Petro CDA. On a country basis, stock selection in Canada, Italy and Germany helped results. Technology was our weakest sector in terms of stock selection, particularly our Japanese technology stock selection. Stock and sector selection was strongest in Business Services, Financial Services, and Energy.

ACTIVA International Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2002
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -20.22%               -14.13%
MSCI EAFEIndex**                          -15.94%               -11.63%
S&P 500Index***                           -22.09%               -10.27%


Line Chart:
Year-by-Year Performance

             Average Annual Return of the Activa International Fund

    Growth of an assumed $10,000 investment in Activa International Fund from
                  8/30/99 through 12/31/02: Includes all fees

Date            MSCI EAFE Index        S&P 500         Activa International Fund
8/30/99         10000                  10000           10000
1999            11823                  11173           14200
2000            10173                  10155           10605
2001            7882                   8947            7534
2002            6625                   6970            6011


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2002 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS   OTHER
                                                                                                                  IN FUND  DIRECTOR-
                                                                TERM OF                                           COMPLEX     SHIPS
         NAME AND                                            OFFICE/LENGTH        PRINCIPAL OCCUPATION         OVERSEEN BY   HELD BY
         ADDRESS            AGE      OFFICE HELD             OF TIME SERVED          LAST FIVE YEARS              DIRECTOR  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Allan D. Engel*             50    Trustee, President,        Perpetual / 22    Vice President, Real Estate              5       None
2905 Lucerne SE,                  Secretary and                                Operations and Secretary-Activa
Suite 200                         Treasurer of the Fund;                       Holdings Corp. Formerly, Sr.
Grand Rapids, Michigan            President, and                               Manager, Investments and Real
49546                             Secretary of the                             Estate, Amway Corporation;
                                  Investment Adviser.                          Director, President and Secretary of
                                                                               Amway Management Company
                                                                               (1981-1999); Trustee, Vice President
                                                                               and Secretary, Amway Mutual Fund
                                                                               (1981-1999); Vice President and
                                                                               Assistant Treasurer, Activa Mutual
                                                                               Fund Trust (1999-2002).

James J. Rosloniec*         57    Trustee                    Perpetual / 22    President & Chief Operating              5       None
2905 Lucerne SE                                                                Officer, JVA Enterprises, LLC.
Suite 200                                                                      President, Chief Executive Officer
Grand Rapids, Michigan                                                         and Director, Activa Holdings Corp.
49546                                                                          Formerly, Vice President-Audit and
                                                                               Control, Amway Corporation (1991-
                                                                               2000); Director, Vice President and
                                                                               Treasurer of Amway Management
                                                                               Company (1984-1999); Trustee,
                                                                               President and Treasurer, Amway
                                                                               Mutual Fund, (1981-1999);
                                                                               President and Treasurer, Activa
                                                                               Mutual Fund Trust (1999-2002).

Joseph E. Victor, Jr.       55    Advisory Trustee of the    Perpetual /  2    President & Chief Executive Officer,     5       None
2905 Lucerne SE,                  Fund                                         Marker Net, Inc. (Crown
Suite 200                                                                      Independent Business Owner
Grand Rapids,                                                                  affiliated with Quixtar, Inc.)
Michigan 49546

Donald H. Johnson           72    Trustee of the Fund        Perpetual / 10    Retired, Former Vice President-          5       None
2905 Lucerne SE,                                                               Treasurer, SPX Corporation.
Suite 200
Grand Rapids,
Michigan 49546

Walter T. Jones             60    Trustee of the Fund        Perpetual / 11    Retired, Former Senior Vice              5       None
936 Sycamore Ave.                                                              President-Chief Financial Officer,
Holland, Michigan                                                              Prince Corporation.
49424

Richard E. Wayman           68    Trustee of the Fund        Perpetual / 5     Retired, Former Finance Director,        5       None
24578 Rutherford                                                               Amway Corporation.
Ramona, California
92065

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the year ended December 31, 2002 pursuant to the Administration Agreement.

                                            PENSION OR
                                            RETIREMENT
                                             BENEFITS
                                            ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,             TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION              COMPENSATION     FUND EXPENSES   UPON RETIREMENT  PAID TO TRUSTEES
--------------------------------------------------------------------------------------------
Allan D. Engel*              $8,000             -0-               -0-            $8,000
Trustee

James J. Rosloniec*          $8,000             -0-               -0-            $8,000
Trustee

Joseph E. Victor, Jr.        $8,000             -0-               -0-            $8,000
Advisory Trustee

Donald H. Johnson            $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones              $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman            $8,000             -0-               -0-            $8,000
Trustee

* Mssrs. Engel and Rosloniec are interested persons of the Fund. In addition, Mr. Engel is an officer of the Fund, Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2002, amounted to $48,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

Activa Schedule of Investments
MONEY MARKET FUND 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CERTIFICATES OF DEPOSIT                                                     19.4%
     SAN PAOLO IMI BANK (INTERNATIONAL), 1.63%, 1/31/03                                    1,000,000             $1,000,000
     CREDIT AGRICOLE INDOSUEZ SA YCD, 2.715%, 4/15/03                                        500,000                499,951
     BAYERISCHE LANDESBANK GIROZENTRALS, FRN, 1.76%, 6/24/03                               1,000,000                999,808
     CREDIT AGRICOLE INDOSUEZ SA, FRN, 1.74%, 9/25/03                                      1,000,000                999,779
     CREDIT SUISSE FIRST BOSTON (NEW YORK), FRN, 1.36%, 6/5/03                             1,000,000                999,827
     LANDESBANK BADEN-WUERTTEMBERG YCD, FRN, 1.78%, 4/11/03                                1,000,000                999,860
     UBS AG, 2.7%, 4/15/03                                                                   500,000                499,958
     WESTDEUTSCHE LANDESBANK GIROZENTRAL, FRN, 1.76%, 6/24/03                              1,000,000                999,808
                                                                                                                -----------
                                                                                                                  6,998,991
                                                                                                                -----------

COMMERCIAL PAPER                                                            68.2%
     BANQUE GENERALE DU LUXEMBOURG S.A., DN, 1.74%, 2/6/03                                   702,000                700,778
     COMPASS SECURITIZATION, DN, 1.35%, 2/19/03                                            1,000,000                998,162
     DEN NORSKE BANK, DN, 1.355%, 4/24/03                                                  1,000,000                995,747
     SPINTAB AB, DN, 1.66%, 2/7/03                                                         1,500,000              1,497,441
     BCI FUNDING CORP., DN, 1.73%, 1/23/03                                                 1,000,000                998,943
     NORDDEUTSCHE LANDESBANK LUXEMBOURG, DN, 1.32%, 3/14/03                                1,500,000              1,496,040
     BRADFORD & BINGLEY PLC, DN, 1.35%, 2/13/03                                            1,500,000              1,497,581
     SWEDISH NATIONAL HOUSING FINANCE CO., DN, 1.36%, 2/19/03                              1,000,000                998,149
     AMSTERDAM FUNDING CORP, DN, 1.32%, 2/6/03                                             1,500,000              1,498,020
     ATLANTIS ONE FUNDING, DN, 1.77%, 3/12/03                                              1,000,000                996,558
     EDISON ASSET SECURITIZATION LLC, DN, 1.72%, 3/3/03                                    1,000,000                997,086
     KITTY HAWK FUNDING CORP., DN, 1.36%, 1/29/03                                          1,000,000                998,942
     K2 (USA) LLC, DN, 1.70%, 3/31/03                                                      1,000,000                995,797
     MONTAUK FUNDING CORP, DN, 1.36%, 1/14/03                                              1,500,000              1,499,263
     MORGAN STANLEY DEAN WITTER AUSTRALIA, DN, 1.81%, 1/17/03                              1,000,000                999,196
     NEW CENTER ASSET TRUST SERIES, DN, 1.25%, 1/2/03                                      1,038,000              1,037,964
     NEW CENTER ASSET TRUST SERIES, DN, 1.70%, 3/24/03                                     1,000,000                996,128
     SWISS RE FINANCIAL PRODUCTS CORPORATION, DN, 1.70%, 3/26/03                           1,500,000              1,494,050
     FORTIS FUNDING LLC, DN, 1.69%, 2/18/03                                                1,000,000                997,747
     WESTPAC CAPITAL CORP., DN, 1.38%, 5/22/03                                             1,500,000              1,491,893
     BMW US CAPITAL CORP, DN, 1.35%, 1/9/03                                                1,500,000              1,499,550
                                                                                                                -----------
                                                                                                                 24,685,035
                                                                                                                -----------

FEDERAL HOME LOAN BANK                                                       5.5%
     FEDERAL HOME LOAN BANK, 1.83%, 10/27/03                                               2,000,000              2,000,000
                                                                                                                -----------

CORPORATE BONDS                                                              6.9%
     CITIGROUP INC., FRN, 1.98%, 5/30/03                                                   1,000,000              1,000,327
     CC USA INC., 2.38%, 2/3/03                                                            1,000,000              1,000,483
     SALOMON SMITH BARNEY HOLDINGS INC., FRN, 5/7/03                                         500,000                500,375
                                                                                                                -----------
                                                                                                                  2,501,185
                                                                                                                -----------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $36,185,211)                                                          $36,185,211
                                                                                                                ===========


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
US TREASURY NOTES                                                            1.9%
     US TREASURY NOTES, 6.5%, 11/15/26                                                       975,000            $ 1,187,101
     US TREASURY NOTES, 5.75%, 8/15/10                                                       890,000              1,023,562
     US TREASURY NOTES, 5.0%, 8/15/11                                                        600,000                658,126
                                                                                                                -----------
                                                                                                                  2,868,789
                                                                                                                -----------

US TREASURY BONDS                                                            2.5%
     US TREASURY BONDS, 8.125%, 8/15/19                                                    2,750,000              3,831,311
                                                                                                                -----------

US TREASURY STRIPS - PRINCIPAL ONLY                                          0.7%
     STRIP PRINC, 5/15/18                                                                  2,340,000              1,085,432
                                                                                                                -----------

FEDERAL HOME LOAN BANK                                                       2.0%
     FEDERAL HOME LOAN BANK, 3.75%, 4/15/04                                                3,000,000              3,089,325
                                                                                                                -----------

FEDERAL HOME LOAN MORTGAGE                                                  11.4%
     FREDDIE MAC GOLD, 5.5%, 12/01/32                                                      3,250,000              3,318,570
     FREDDIE MAC, 8.0%, 3/1/30                                                             1,270,888              1,363,422
     FREDDIE MAC, 6.5%, 12/15/22                                                           2,500,000              2,637,489
     FREDDIE MAC, 6.5%, 3/15/24                                                            3,000,000              3,079,410
     FREDDIE MAC, 6.5%, 8/15/24                                                            4,000,000              4,108,040
     FREDDIE MAC, 6.75%, 3/15/31                                                           2,615,000              3,138,000
                                                                                                                -----------
                                                                                                                 17,644,931
                                                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       27.1%
     FANNIE MAE, 6.625%, 9/15/09                                                           1,825,000              2,144,158
     FANNIE MAE, 6.5%, 9/25/23                                                             5,000,000              5,094,677
     FANNIE MAE, 6.5%, 9/18/24                                                             2,800,000              2,904,216
     FANNIE MAE, 6.5%, 9/1/29                                                              1,328,401              1,384,433
     FANNIE MAE, 6.0%, 4/1/14                                                                808,226                849,389
     FANNIE MAE, 6.0%, 2/1/29                                                              2,043,604              2,121,507
     FANNIE MAE, 6.0%, 1/1/29                                                              2,852,006              2,960,725
     FANNIE MAE, 6.5%, 3/1/29                                                              1,484,887              1,548,915
     FANNIE MAE, 6.5%, 3/1/29                                                              1,616,750              1,686,464
     FANNIE MAE, 6.0%, 4/1/14                                                              1,598,265              1,679,169
     FANNIE MAE, 6.5%, 10/1/31                                                             2,089,371              2,176,853
     FANNIE MAE, 6.5%, 5/1/32                                                              2,422,347              2,524,058
     FEDERAL NATIONAL CONVENTIONAL LOAN, 5.5%, 10/1/32                                     6,452,783              6,594,549
     FANNIE MAE, 5.0%, 11/25/10                                                            4,878,221              5,033,277
     FANNIE MAE, 5.5%, 8/25/20                                                             3,123,026              3,176,567
                                                                                                                -----------
                                                                                                                 41,878,957
                                                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     7.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 12/15/31                              2,328,626              2,428,291
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 11/15/31                              2,375,961              2,519,493
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 5/15/29                               3,050,150              3,206,470
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/28                              1,194,903              1,269,202
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 9/15/29                               1,341,109              1,423,253
                                                                                                                -----------
                                                                                                                 10,846,709
                                                                                                                -----------


      The accompanying notes are an integral part of these financial statements.

                                      C-27


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CORPORATE BONDS - 44.4%
UNCLASSIFIED                                                                 2.9%
     AT&T WIRELESS, 7.875%, 3/1/11                                                           850,000                855,775
     ALLTEL CORP, 7.0%, 7/1/12                                                             1,750,000              2,020,382
     ARAMARK SERVICES, INC., 7.0%, 7/15/06                                                 1,550,000              1,650,750
                                                                                                                -----------
                                                                                                                  4,526,907
                                                                                                                -----------

AUTOMOTIVE                                                                   1.0%
     GENERAL MOTORS ACCEPT CORP., 6.125%, 8/28/07                                          1,500,000              1,519,323
                                                                                                                -----------

BANKING                                                                      8.5%
     BANK OF AMERICA CORP., 3.875%, 1/15/08                                                1,500,000              1,523,394
     FIRST CHICAGO NBD, 7.0%, 10/16/06                                                     1,380,000              1,538,700
     LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                        1,750,000              2,058,889
     MELLON CAP II, 7.995%, 1/15/27                                                        2,040,000              2,259,594
     NATIONAL AUSTRALIA BANK, 8.6%, 5/19/10                                                  750,000                947,169
     NATIONAL CITY BANK OF INDIANA, 4.88%, 7/20/07                                         1,200,000              1,272,725
     NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                              650,000                772,001
     WELLS FARGO & CO., 5.9%, 5/21/06                                                      2,500,000              2,743,750
                                                                                                                -----------
                                                                                                                 13,116,222
                                                                                                                -----------

DEFENSE                                                                      1.0%
     UNITED TECHNOLOGIES CORPORATION, 6.1%, 5/15/12                                        1,385,000              1,551,373
                                                                                                                -----------

ELECTRIC UTILITY                                                             2.5%
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         3,385,000              3,872,176
                                                                                                                -----------

ENTERTAINMENT                                                                1.5%
     VIACOM, 7.7%, 7/30/10                                                                 2,000,000              2,379,594
                                                                                                                -----------

FINANCIAL SERVICES                                                          14.0%
     CIT GROUP, INC, 7.375%, 4/2/07                                                        1,800,000              1,964,169
     CATERPILLAR FINANCIAL SERVICES, 4.875%, 6/15/07                                       2,000,000              2,129,540
     CITIGROUP, INC., 7.25%, 10/1/10                                                       1,500,000              1,743,940
     CITIBANK CREDIT CARD MASTER TRUST I, 6.65%, 11/15/06                                  2,000,000              2,171,560
     COUNTRYWIDE HOME LOAN, 5.5%, 2/1/07                                                   2,500,000              2,656,810
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              2,035,000              2,284,406
     INTERNATIONAL LEASE FIN, 5.25%, 5/3/04                                                3,000,000              3,090,000
     PSE&G TRANSITION FUNDING LLC., 6.45%, 3/15/13                                         1,450,000              1,655,899
     VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           3,565,000              3,885,473
                                                                                                                -----------
                                                                                                                 21,581,797
                                                                                                                -----------

FOOD SERVICE                                                                 4.0%
     ALBERTSON'S, INC, 7.5%, 2/15/11                                                       1,750,000              2,016,528
     CONAGRA FOODS INC., 9.75%, 3/1/21                                                     1,550,000              2,187,438
     KROGER COMPANY, 8.0%, 9/15/29                                                         1,650,000              1,955,534
                                                                                                                -----------
                                                                                                                  6,159,500
                                                                                                                -----------



The accompanying notes are an integral part of these financial statements.

                                      C-28


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
MULTI MEDIA                                                                     0.8%
     GANNETT CO. INC., 6.375%, 4/1/12                                                      1,075,000              1,223,685
                                                                                                                -----------

OIL & EXPLOR PROD & SER                                                         4.5%
     CHEVRON CORP., 6.625%, 10/1/04                                                        2,000,000              2,153,758
     CONOCO, INC., 6.95%, 4/15/29                                                          1,250,000              1,421,283
     SUNCOR ENERGY, 7.15%, 2/1/32                                                          1,500,000              1,723,125
     MARATHON OIL CORP., 9.375%, 2/15/12                                                   1,260,000              1,584,824
                                                                                                                -----------
                                                                                                                  6,882,990
                                                                                                                -----------

PHARMACEUTICALS                                                                 1.2%
     MERCK & CO., INC., 5.25%, 7/1/06                                                      1,750,000              1,892,412
                                                                                                                -----------

TRANS-RAIL                                                                      1.3%
     UNION PACIFIC CO., 6.65%, 1/15/11                                                     1,750,000              1,974,052
                                                                                                                -----------

TELECOMMUNICATIONS                                                              1.2%
     VERIZON NEW ENGLAND, INC., 6.5%, 9/15/11                                              1,700,000              1,880,856
                                                                                                                -----------

TOTAL CORPORATE BONDS                                                                                            68,560,887
                                                                                                                -----------

FOREIGN GOVERNMENT BONDS                                                        3.0%
     CANADA-GOVERNMENT, 6.375%, 11/30/04                                                   1,480,000              1,602,100
     ITALY-GOV BOND, 5.625%, 6/15/12                                                       2,700,000              2,965,032
                                                                                                                -----------
                                                                                                                  4,567,132
                                                                                                                -----------

TOTAL FIXED INCOME - 100% (Cost $143,652,381)                                                                  $154,373,473
                                                                                                               ============


      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. TREASURY BILLS 1/9/03                                                               10,000       $          9,998
     U.S. TREASURY BILLS 1/30/03                                                              10,000                  9,991
     U.S. TREASURY BILLS 3/6/03                                                               85,000                 84,833
                                                                                                                -----------
                                                                                                                    104,822
                                                                                                                -----------

TOTAL U.S. TREASURY BILLS (Cost $104,805)                                                                           104,822
                                                                                                                -----------

COMMON STOCKS - 99.9%
ADVERTISING                                                                  0.2%
     LAMAR ADVERTISING COMPANY                                                                *6,500                218,725
                                                                                                                -----------

AEROSPACE                                                                    1.8%
     BOEING CORP.                                                                              5,900                194,641
     LOCKHEED MARTIN CORP.                                                                    15,100                872,025
     NORTHROP GRUMMAN CORP.                                                                    3,500                339,500
     UNITED TECHNOLOGIES                                                                       9,500                588,430
                                                                                                                  1,994,596
                                                                                                                -----------

AIRLINES                                                                     0.1%
     CONTINENTAL AIRLINES CLASS B                                                            *21,700                157,325
                                                                                                                -----------

AUTOMOTIVE PARTS & EQUIPMENT                                                 2.0%
     ITT INDUSTRIES, INC.                                                                     22,400              1,359,456
     LEAR CORP.                                                                              *24,200                805,376
                                                                                                                -----------
                                                                                                                  2,164,832
                                                                                                                -----------

BANKING                                                                     17.1%
     BANK OF AMERICA CORP.                                                                    39,600              2,754,972
     BANK OF NEW YORK, INC.                                                                   13,500                323,460
     BANK ONE CORP.                                                                           30,300              1,107,465
     CITIGROUP, INC.                                                                         155,800              5,482,602
     COMMERCE BANCSHARES, INC.                                                                 9,087                357,028
     HIBERNIA CORP. Cl. A                                                                     30,700                591,282
     KEYCORP                                                                                  56,300              1,415,382
     PNC BANK CORP.                                                                           41,100              1,722,090
     UNIONBANCAL CORPORATION                                                                  50,200              1,971,354
     WACHOVIA CORP.                                                                           45,600              1,661,664
     WELLS FARGO COMPANY                                                                      29,500              1,382,665
                                                                                                                -----------
                                                                                                                 18,769,964
                                                                                                                -----------

BEVERAGES - DOMESTIC                                                            1.4%
     CONSTELLATION BRANDS, INC.                                                              *24,600                583,266
     PEPSICO, INC.                                                                            21,100                890,842
                                                                                                                -----------
                                                                                                                  1,474,108
                                                                                                                -----------


The accompanying notes are an integral part of these financial statements.

                                      C-30


Activa Schedule of Investments continued
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
BROADCASTING                                                                 1.8%
     LIBERTY MEDIA- A                                                                       *175,656              1,570,365
     SCRIPPS CO. Cl. A                                                                         4,700                361,665
                                                                                                                -----------
                                                                                                                  1,932,030
                                                                                                                -----------

CHEMICALS                                                                    2.8%
     DOW CHEMICAL COMPANY                                                                     30,200                896,940
     DU PONT E I DE NEMOURS                                                                   28,100              1,191,440
     ROHM & HAAS COMPANY                                                                      30,900              1,003,632
                                                                                                                -----------
                                                                                                                  3,092,012
                                                                                                                -----------

COMMUNICATIONS EQUIPMENT                                                     0.9%
     AGRE SYSTEMS, INC.-A                                                                    *26,100                 37,584
     COMCAST CORP. NEW CL. A SPECIAL                                                         *39,700                896,823
                                                                                                                -----------
                                                                                                                    934,407
                                                                                                                -----------

COMMERCIAL SERVICES                                                          0.8%
     CENDANT CORP.                                                                           *86,900                910,712
                                                                                                                -----------

CONSUMER GOODS & SERVICES                                                    2.1%
     ARAMARK CORP. - CL B                                                                    *31,700                744,950
     GILLETTE CO.                                                                             32,000                971,520
     KIMBERLY-CLARK CORP.                                                                     11,800                560,146
                                                                                                                -----------
                                                                                                                  2,276,616
                                                                                                                -----------

COSMETICS                                                                    1.0%
     ALBERTO-CULVER CO. -CLASS B                                                              20,600              1,038,240
                                                                                                                -----------

ELECTRIC UTILITY                                                             6.7%
     CINERGY CORP.                                                                            33,500              1,129,620
     EXELON CORP.                                                                             39,737              2,096,921
     FPL GROUP, INC.                                                                          30,000              1,803,900
     FIRSTENERGY CORP.                                                                        30,200                995,694
     PP&L CORPORATION                                                                         15,500                537,540
     PINNACLE WEST CAPITAL CORP.                                                              21,700                739,753
                                                                                                                -----------
                                                                                                                  7,303,428
                                                                                                                -----------

ELECTRICAL & ELECTRONIC                                                      0.0%
     BROADCOM CORP. CL- A                                                                     *1,700                 25,602
                                                                                                                -----------

ELECTRONICS                                                                  0.5%
     EMC CORP/MASS                                                                           *48,800                299,632
     INTERSIL CORPORATION                                                                     *1,900                 26,486
     NATIONAL SEMICONDUCTOR CORP.                                                            *17,500                262,675
                                                                                                                    588,793
                                                                                                                -----------

ENERGY                                                                       0.8%
     SUNOCO, INC.                                                                             26,600                882,588
                                                                                                                -----------


      The accompanying notes are an integral part of these financial statements.

                                      C-31


Activa Schedule of Investments continued
VALUE FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
ENTERTAINMENT                                                                0.7%
     USA INTERACTIVE, INC.                                                                   *31,900                731,148
                                                                                                                -----------

ENVIRONMENTAL SERVICES                                                       0.6%
     WASTE MANAGEMENT, INC.                                                                   27,200                623,424
                                                                                                                -----------

FINANCIAL SERVICES                                                           7.5%
     CAPITAL ONE FINANCIAL                                                                    13,100                389,332
     GOLDEN WEST FINANCIAL CORP.                                                              27,500              1,974,775
     HOUSEHOLD INTERNATIONAL, INC.                                                            33,100                920,511
     LEHMAN BROTHERS HOLDING                                                                   4,100                218,489
     MERRILL LYNCH & CO.                                                                      82,300              3,123,285
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     40,000              1,596,800
                                                                                                                -----------
                                                                                                                  8,223,192
                                                                                                                -----------

FOOD PROCESSING                                                              2.0%
     GENERAL MILLS, INC.                                                                      46,300              2,173,785
                                                                                                                -----------

HEALTH CARE                                                                  1.1%
     HCA, INC.                                                                                 5,700                236,550
     MCKESSON HBOC, INC.                                                                      36,100                975,783
                                                                                                                -----------
                                                                                                                  1,212,333
                                                                                                                -----------

HOTELS & LODGING                                                             0.6%
     MGM MIRAGE, INC.                                                                        *19,200                633,024
                                                                                                                -----------

INFORMATIONAL SERVICES                                                       1.1%
     AOL TIME WARNER                                                                         *91,200              1,194,720
                                                                                                                -----------

INSURANCE                                                                    7.0%
     AMERICAN INTERNATIONAL GROUP                                                             32,950              1,906,157
     MBIA, INC.                                                                               52,050              2,282,913
     MARSH & MCLENNAN COMPANY                                                                 24,500              1,132,145
     ST. PAUL COMPANIES                                                                       41,400              1,409,670
     XL CAPITAL LIMITED                                                                       11,500                888,375
                                                                                                                -----------
                                                                                                                  7,619,260
                                                                                                                -----------

INVESTMENT COMPANY                                                           0.4%
     LEGG MASON, INC.                                                                          7,900                383,466
                                                                                                                -----------

MACHINERY & EQUIPMENT                                                        1.1%
     CATERPILLAR, INC.                                                                        14,900                681,228
     THERMO ELECTRON CORPORATION                                                             *28,300                569,396
                                                                                                                -----------
                                                                                                                  1,250,624
                                                                                                                -----------

MANUFACTURING-CONSUMER GOODS                                                 0.6%
     EASTMAN KODAK                                                                            13,800                483,552
     MATTEL, INC.                                                                             11,500                220,225
                                                                                                                -----------
                                                                                                                    703,777
                                                                                                                -----------


The accompanying notes are an integral part of these financial statements.

                                      C-32


Activa Schedule of Investments continued
VALUE FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
MANUFACTURING - MISCELLANEOUS                                                1.7%
     AMERICAN AXLE & MANUF. HLDS., INC.                                                      *14,300                334,906
     JOHNSON CONTROLS, INC.                                                                    4,100                328,697
     MASCO CORP.                                                                              57,900              1,218,795
                                                                                                                -----------
                                                                                                                  1,882,398
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
     BECTON DICKINSON & COMPANY                                                                9,100                279,279
                                                                                                                -----------

METALS & MINING                                                              0.9%
     ALCOA INCORPORATION                                                                      41,700                949,926
                                                                                                                -----------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.6%
     HEWLETT PACKARD                                                                         108,407              1,881,946
     I.B.M.                                                                                   23,400              1,813,500
     XEROX CORP.                                                                             *32,200                259,210
                                                                                                                -----------
                                                                                                                  3,954,656
                                                                                                                -----------

OIL/GAS - EQUIPMENT & SVCS                                                   2.3%
     CONOCOPHILLIPS                                                                           36,376              1,760,235
     AMERADA HESS CORP.                                                                       13,900                765,195
                                                                                                                -----------
                                                                                                                  2,525,430
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                  7.6%
     CHEVRONTEXACO CORP.                                                                      20,400              1,356,192
     EXXON MOBIL CORP.                                                                       103,400              3,612,796
     HALLIBURTON CO.                                                                          26,100                488,331
     ROYAL DUTCH PETRO-NY SHARES                                                              43,600              1,919,272
     TOTAL FINA SA                                                                            12,700                908,050
                                                                                                                -----------
                                                                                                                  8,284,641
                                                                                                                -----------

PAPER PRODUCTS                                                               1.4%
     BOWATER, INC.                                                                            27,800              1,166,210
     WEYERHAEUSER                                                                              6,900                339,549
                                                                                                                -----------
                                                                                                                  1,505,759
                                                                                                                -----------

PHARMACEUTICALS                                                              3.3%
     ABBOTT LABORATORIES                                                                      19,800                792,000
     ELI LILLY & CO.                                                                          21,100              1,339,850
     MONSANTO COMPANY                                                                          1,255                 24,159
     SCHERING-PLOUGH CORP.                                                                    70,800              1,571,760
                                                                                                                -----------
                                                                                                                  3,727,769
                                                                                                                -----------

PRINTING & PUBLISHING                                                        0.9%
     GANNETT COMPANY, INC.                                                                    12,900                926,220
                                                                                                                -----------

RAILROADS                                                                    0.5%
     CANADIAN NATIONAL RAILWAY                                                                14,100                585,996
                                                                                                                -----------

      The accompanying notes are an integral part of these financial statements.

                                      C-33


Activa Schedule of Investments continued
VALUE FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RESTAURANTS                                                                  0.8%
     MCDONALDS CORP.                                                                          55,800                897,264
                                                                                                                -----------

RETAIL STORES                                                                2.6%
     CARMAX, INC.                                                                            *12,931                231,206
     DILLARDS, INC. CLASS A                                                                   28,300                448,838
     GENERAL GROWTH PROPERTIES                                                                16,700                868,400
     KIMCO REALTY CORPORATION                                                                 31,250                957,500
     ROSS STORES, INC.                                                                         9,600                406,944
                                                                                                                -----------
                                                                                                                  2,912,888
                                                                                                                -----------

SHOES - LEATHER                                                              0.6%
     NIKE INCORPORATED - CL B                                                                 14,100                627,027
                                                                                                                -----------

STORAGE                                                                      0.6%
     PUBLIC STORAGE, INC.                                                                     20,700                668,817
                                                                                                                -----------

TOBACCO                                                                      0.8%
     PHILIP MORRIS COMPANIES, INC.                                                            21,000                851,130
                                                                                                                -----------

TRANSPORTATION & SHIPPING                                                    0.6%
     FEDEX CORPORATION                                                                        12,500                677,750
                                                                                                                -----------

TELECOMMUNICATIONS                                                           8.3%
     AT&T CORP NEW                                                                            27,820                726,380
     BELL SOUTH                                                                               55,400              1,433,198
     CITIZENS COMMUNICATIONS COMPANY                                                         *25,500                269,025
     COMCAST CORP. NEW Cl. A                                                                 *44,998              1,060,603
     QWEST COMMUNICATIONS INT'l., INC.                                                      *355,700              1,778,500
     SBC COMMUNICATIONS, INC.                                                                 86,200              2,336,882
     VERIZON COMMUNICATIONS                                                                   42,200              1,635,250
                                                                                                                -----------
                                                                                                                  9,239,838
                                                                                                                -----------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.4%
     LUCENT TECHNOLOGIES                                                                    *384,100                483,966
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $118,957,912)                                                                         109,493,485
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $119,062,717)                                                                   $109,598,307
                                                                                                               ============

*Non-dividend producing as of December 31, 2002


The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
COMMERCIAL PAPER - 0.4%                                                      0.4%
     AMERICAN EXPRESS CREDIT CORP., DN, 1.33%, 1/2/03                                        105,000            $   104,996
                                                                                                                -----------

TOTAL COMMERCIAL PAPER (Cost $104,996)                                                                              104,996
                                                                                                                -----------

COMMON STOCKS - 99.6%
AEROSPACE                                                                    1.5%
     LOCKHEED MARTIN CORP.                                                                     5,930                342,458
                                                                                                                -----------

BANKING                                                                      5.0%
     BANK OF NEW YORK, INC.                                                                    9,480                227,141
     CITIGROUP, INC.                                                                          12,410                436,708
     MBNA CORPORATION                                                                         13,910                264,568
     WELLS FARGO COMPANY                                                                       4,870                228,257
                                                                                                                -----------
                                                                                                                  1,156,674
                                                                                                                -----------

BEVERAGES - FOREIGN                                                          1.4%
     THE PEPSI BOTTLING GROUP, INC.                                                           12,830                329,731
                                                                                                                -----------

BEVERAGES - DOMESTIC                                                         2.2%
     PEPSICO, INC.                                                                            12,020                507,484
                                                                                                                -----------

BROADCASTING                                                                 1.4%
     UNIVISION COMMUNICATIONS-A                                                              *13,480                330,260
                                                                                                                -----------

CHEMICALS                                                                    1.6%
     AIR PRODUCTS & CHEMICALS                                                                  8,430                360,383
                                                                                                                -----------

COMMUNICATIONS EQUIPMENT                                                     0.2%
     CIENA CORP.                                                                             *10,000                 51,400
                                                                                                                -----------

COMPUTER SOFTWARE                                                            8.4%
     BMC SOFTWARE, INC.                                                                      *14,000                239,540
     CDW COMPUTER CENTERS                                                                     *2,400                105,240
     MICROSOFT CORP.                                                                         *26,760              1,383,492
     NETWORK ASSOCIATES, INC.                                                                *14,400                231,696
                                                                                                                -----------
                                                                                                                  1,959,968
                                                                                                                -----------

COMPUTERS                                                                    7.9%
     CISCO SYSTEMS, INC.                                                                     *30,510                399,681
     DELL COMPUTER CORP.                                                                     *26,880                718,771
     INTEL CORP.                                                                              46,080                717,466
                                                                                                                -----------
                                                                                                                  1,835,918
                                                                                                                -----------

CONSTRUCTION - FOREIGN                                                       0.4%
     ACCENTURE LTD.                                                                            5,380                 96,786
                                                                                                                -----------


      The accompanying notes are an integral part of these financial statements.

                                      C-35


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
CONSUMER GOODS & SERVICES                                                    2.7%
     COLGATE-PALMOLIVE                                                                        11,920                624,966
                                                                                                                -----------

COSMETICS                                                                    1.7%
     AVON PRODUCTS, INC.                                                                       7,170                386,248
                                                                                                                -----------

DRUGS                                                                        1.5%
     NOVARTIS AG - ADR                                                                         9,710                356,648
                                                                                                                -----------

ELECTRICAL EQUIPMENT                                                         4.7%
     GENERAL ELECTRIC & CO.                                                                   45,275              1,102,446
                                                                                                                -----------

ELECTRONICS                                                                  3.8%
     ALTERA CORP.                                                                            *14,100                173,994
     ANALOG DEVICES                                                                           *4,720                112,666
     INTERNATIONAL GAME TECHNOLOGY                                                            *4,160                315,827
     NOVELLUS SYSTEMS, INC.                                                                  *10,160                285,293
                                                                                                                -----------
                                                                                                                    887,780
                                                                                                                -----------

ENTERTAINMENT                                                                3.9%
     USA INTERACTIVE, INC.                                                                   *22,000                504,240
     VIACOM, INC. Cl B                                                                        *9,760                397,818
                                                                                                                -----------
                                                                                                                    902,058
                                                                                                                -----------

FINANCIAL SERVICES                                                           2.5%
     AMERICAN EXPRESS COMPANY                                                                  6,840                241,794
     FANNIE MAE                                                                                5,080                326,796
                                                                                                                -----------
                                                                                                                    568,590
                                                                                                                -----------

FOOD & BEVERAGE                                                              2.1%
     KRAFT FOODS, INC.-A                                                                      12,310                479,228
                                                                                                                -----------

HEALTH CARE                                                                  1.6%
     HCA, INC.                                                                                 9,140                379,310
                                                                                                                -----------

HOTELS & LODGING                                                             0.5%
     MGM MIRAGE, INC.                                                                         *3,700                121,989
                                                                                                                -----------

INFORMATIONAL SERVICES                                                       0.5%
     YAHOO!, INC.                                                                             *7,600                124,260
                                                                                                                -----------

INSURANCE                                                                    4.1%
     AMERICAN INTERNATIONAL GROUP                                                              5,940                343,629
     WELLPOINT HEALTH NETWORKS                                                                *3,400                241,944
     XL CAPITAL LIMITED                                                                        4,600                355,350
                                                                                                                -----------
                                                                                                                    940,923
                                                                                                                -----------




The accompanying notes are an integral part of these financial statements.

                                      C-36


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
INVESTMENT COMPANY                                                           1.7%
     S&P 500 DEPOSITORY RECEIPT                                                                4,457                393,241
                                                                                                                -----------

MANUFACTURING - MISCELLANEOUS                                                1.0%
     VARIAN MEDICAL SYSTEMS INCORPORATION                                                     *4,530                224,688
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 6.0%
     ALLERGAN, INC.                                                                            1,000                 57,620
     ASTRAZENECA ADR                                                                           3,100                108,779
     BOSTON SCIENTIFIC CORPORATION                                                            *8,690                369,499
     FOREST LABORATORIES INCORPORATED                                                         *1,400                137,508
     JOHNSON & JOHNSON                                                                        13,510                725,622
                                                                                                                -----------
                                                                                                                  1,399,028
                                                                                                                -----------

MEDICAL SERVICES                                                             1.9%
     MEDTRONIC, INC.                                                                           9,500                433,200
                                                                                                                -----------

METAL-ALUMINUM                                                               1.6%
     ANTHEM, INC.                                                                             *5,940                373,626
                                                                                                                -----------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.8%
     HEWLETT PACKARD                                                                          10,260                178,114
     I.B.M.                                                                                    3,070                237,925
                                                                                                                -----------
                                                                                                                    416,039
                                                                                                                -----------

OIL/GAS - EQUIPMENT & SVCS                                                   1.5%
     BJ SERVICES COMPANY                                                                      *5,400                174,474
     NABORS INDUSTRIES LTD.                                                                    4,800                169,296
                                                                                                                -----------
                                                                                                                    343,770
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                  2.7%
     BURLINGTON RESOURCES                                                                      4,200                179,130
     OCEAN ENERGY, INC.                                                                       22,670                452,720
                                                                                                                -----------
                                                                                                                    631,850
                                                                                                                -----------

PHARMACEUTICALS                                                             11.5%
     ALTANA AG CORPORATION                                                                    *1,400                 63,840
     AMGEN, INC.                                                                             *17,850                862,869
     ANDRX GROUP                                                                              *7,570                111,052
     BIOGEN, INC.                                                                             *9,140                366,148
     BRISTOL MYERS SQUIBB CO.                                                                  9,900                229,185
     CAREMARK RX, INC.                                                                        *7,540                122,525
     PFIZER, INC.                                                                             10,785                329,698
     PHARMACIA CORP.                                                                           8,535                356,763
     ZIMMER HOLDINGS, INC.                                                                    *5,270                218,810
                                                                                                                -----------
                                                                                                                  2,660,890
                                                                                                                -----------


The accompanying notes are an integral part of these financial statements.

                                      C-37


Activa Schedule of Investments continued
GROWTH FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RESTAURANTS                                                                  0.4%
     DARDEN RESTAURANTS, INC.                                                                  4,610                 94,274
                                                                                                                -----------

RETAIL STORES                                                                9.0%
     BEST BUY COMPANY, INC.                                                                   *4,800                115,920
     COACH, INC.                                                                              *2,260                 74,399
     GAP, INC.                                                                                 4,700                 72,944
     HOME DEPOT, INC.                                                                         17,045                408,398
     KOHL'S CORP.                                                                             *9,170                513,062
     LOWE'S COMPANIES                                                                          5,600                210,000
     TJX COMPANIES INCORPORATED                                                                6,110                119,267
     WAL-MART STORES, INC.                                                                    11,450                578,340
                                                                                                                -----------
                                                                                                                  2,092,330
                                                                                                                -----------

TECHNOLOGY-SOFTWARE                                                          0.9%
     SAP AKTIENGESELLSCHAFT                                                                   11,900                232,050
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $24,998,449)                                                                           23,140,494
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $25,103,445)                                                                     $23,245,490
                                                                                                                ===========

*Non-dividend producing as of December 31, 2002


The accompanying notes are an integral part of these financial statements.



Activa Schedule of Investments
INTERNATIONAL FUND - 12/31/02
                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
COMMON STOCKS - 98.7%
AEROSPACE                                                                    0.5%
     FINMECCANICA SPA                                                                     185,600            $   102,838
                                                                                                             -----------

APPAREL                                                                      0.7%
     HENNES & MAURITZ AB-B                                                                  7,900                152,319
                                                                                                             -----------

BANKING                                                                      7.5%
     HSBC HOLDINGS                                                                         40,000                442,078
     ROYAL BANK OF SCOTLAND                                                                14,236                341,028
     BANK OF IRELAND (IRL)                                                                 27,600                283,552
     BANCO BILBAO                                                                          14,327                137,117
     HAW PAR CORP LTD.                                                                       *940                  1,767
     UNITED OVERSEAS BANK LOCAL                                                            17,000                115,653
     CREDIT SUISSE GROUP                                                                    5,200                112,823
     BANQUE NATIONALE DE PARIS                                                              3,700                150,768
                                                                                                             -----------
                                                                                                               1,584,786
                                                                                                             -----------

BANKING & FINANCIAL SERVICES                                                 5.7%
     SKANDINAVISKA ENSKILDA BAN-A                                                          32,900                273,748
     BANCO POPULAR ESPANOL (ESP)                                                            5,400                220,834
     SOCIETE GENERALE -A                                                                    3,595                209,379
     KOOKMIN BANK                                                                          *4,000                141,647
     UBS AG- REGISTERED                                                                    *3,000                145,802
     DEXIA (BE)                                                                             8,100                 99,196
     HUF OTP BANK RT                                                                       12,600                123,864
                                                                                                             -----------
                                                                                                               1,214,470
                                                                                                             -----------

BEVERAGES - FOREIGN                                                          0.8%
     SIX CONTINENTS PLC                                                                    22,000                177,797
                                                                                                             -----------

BREWERY                                                                      1.2%
     INTERBREW (BEL)                                                                       10,800                255,004
                                                                                                             -----------

BROADCASTING                                                                 1.7%
     BRITISH SKY BROADCASTING                                                             *19,100                196,487
     MEDIA SET (ITL)                                                                       22,500                171,419
                                                                                                             -----------
                                                                                                                 367,906
                                                                                                             -----------

BUILDING PRODUCTS                                                            1.3%
     CEMEX SA - SPONS ADR                                                                   5,000                107,550
     CRH PLC                                                                               13,400                165,228
                                                                                                             -----------
                                                                                                                 272,778
                                                                                                             -----------

BUSINESS SERVICES                                                            0.6%
     VIVENDI UNIVERSAL (FFR)                                                                7,500                121,127
                                                                                                             -----------


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02


                                                                              % OF         SHARES OR               VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE             (NOTE 2)
---------------------                                                 ------------       -----------        --------------
CHEMICALS                                                                    3.9%
     SYNGENTA AG                                                                            3,000                173,682
     DEGUSSA AG                                                                             3,300                 82,766
     LG CHEMICAL LTD. (KR)                                                                 *4,130                141,375
     SHIN ETSU CHEM.                                                                        4,600                150,788
     NOVARTIS AG-REG                                                                        7,349                268,140
                                                                                                             -----------
                                                                                                                 816,751
                                                                                                             -----------

COMMUNICATIONS EQUIPMENT                                                     0.3%
     TELUS CORPORATION                                                                      6,418                 65,610
                                                                                                             -----------

COMPUTER SOFTWARE                                                            1.1%
     SAP AG                                                                                 3,100                243,010
                                                                                                             -----------

CONSTRUCTION - FOREIGN                                                       0.6%
     TECHNIP-COFLEXIP SA                                                                    1,900                135,981
                                                                                                             -----------

CONSUMER GOODS & SERVICES                                                    0.8%
     KINGFISHER PLC                                                                        48,000                171,937
                                                                                                             -----------

COSMETICS                                                                    1.9%
     L'OREAL (FFR)                                                                          2,100                159,881
     KAO CORPORATION                                                                       11,000                241,468
                                                                                                             -----------
                                                                                                                 401,349
                                                                                                             -----------

DATA PROCESSING & REPRODUCTION                                               1.1%
     CANON, INC.                                                                            6,000                226,005
                                                                                                             -----------

DIVERSIFIED                                                                  1.1%
     BILLITON PLC                                                                          43,624                232,989
                                                                                                             -----------

ELECTRIC UTILITY                                                             1.4%
     ENDESA S.A.                                                                            9,400                109,987
     CLP HOLDINGS LIMITED                                                                  48,500                195,284
                                                                                                             -----------
                                                                                                                 305,271
                                                                                                             -----------

ELECTRICAL EQUIPMENT                                                         2.0%
     SAMSUNG ELECTRONICS - GDR 144A                                                         2,400                319,800
     KEYENCE CORP.                                                                            600                104,407
                                                                                                             -----------
                                                                                                                 424,207
                                                                                                             -----------

ELECTRONICS                                                                  4.1%
     DIXONS GROUP                                                                          24,800                 57,892
     KONINKLIJKE (ROYAL) PHILIPS ELECT. N.V. ADR                                            6,100                107,848
     FANUC LTD.                                                                             4,900                216,778
     LG ELECTRONICS, INC.                                                                  *5,330                185,598
     ROHM COMPANY LIMITED                                                                     300                 38,198
     SONY CORPORATION                                                                       6,300                263,319
                                                                                                             -----------
                                                                                                                 869,633
                                                                                                             -----------


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
ENERGY                                                                       1.1%
     SHELL TRANSPORT & TRADING                                                             34,700                228,482
                                                                                                             -----------

ENVIRONMENTAL SERVICES                                                       1.0%
     RENTOKIL INITIAL PLC                                                                  58,000                205,423
                                                                                                             -----------

FINANCIAL SERVICES                                                           2.1%
     MAN GROUP PLC                                                                         17,000                242,757
     ING GROUP                                                                             12,500                211,716
                                                                                                             -----------
                                                                                                                 454,473
                                                                                                             -----------

FOOD PRODUCTS                                                                4.7%
     DIAGEO PLC                                                                            31,900                346,652
     UNILEVER NV-CVA                                                                        6,900                423,952
     NESTLE                                                                                 1,100                233,095
                                                                                                             -----------
                                                                                                               1,003,699
                                                                                                             -----------

FOOD PROCESSING                                                              1.7%
     DANONE                                                                                 2,600                349,786
                                                                                                             -----------

GAS & ELECTRIC UTILITY                                                       0.9%
     ORD GROUP                                                                             43,500                187,682
                                                                                                             -----------

GAS UTILITY                                                                  1.2%
     SNAM RETE GAS                                                                         71,900                245,219
                                                                                                             -----------

HOUSEWARES                                                                   0.6%
     ASAHI GLASS COMPANY                                                                   19,000                116,399
                                                                                                             -----------

INSURANCE                                                                    2.7%
     PRUDENTIAL CORPORATION PLC                                                            17,700                125,094
     RAS (ITL)                                                                              4,400                 53,561
     MILLEA HOLDINGS INC.                                                                     *14                100,750
     AXA                                                                                   13,900                186,563
     CONVERIUM HOLDING AG                                                                   2,300                111,449
                                                                                                             -----------
                                                                                                                 577,417
                                                                                                             -----------

MANUFACTURING-CAPITAL GOODS                                                  1.5%
     SMITHS INDUSTRIES PLC                                                                 15,000                167,953
     MAGNA INTERNATIONAL, INC. - CL A                                                       2,700                151,605
                                                                                                             -----------
                                                                                                                 319,558
                                                                                                             -----------

MANUFACTURING - MISCELLANEOUS                                                0.7%
     BOC GROUP PLC                                                                         10,900                155,826
                                                                                                             -----------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.2%
     SANOFI-SYNTHELABO SA (FFR)                                                             3,600                220,059
     HOYA CORPORATION                                                                       3,500                245,092
                                                                                                             -----------
                                                                                                                 465,151
                                                                                                             -----------



The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
METALS & MINING                                                              0.9%
     PLACER DOME, INC.                                                                     16,800                193,200
                                                                                                             -----------

NATURAL GAS UTILITY                                                          0.6%
     TOKYO GAS CO. LTD.                                                                    40,000                125,390
                                                                                                             -----------

OIL/GAS - EQUIPMENT & SVCS                                                   0.4%
     NABORS INDUSTRIES LTD.                                                                 2,400                 84,648
                                                                                                             -----------

OIL & GAS EQUIPMENT/SERVICES                                                 0.4%
     NOBLE CORP.                                                                            2,400                 84,360
                                                                                                             -----------

OIL & GAS EXPLOR PROD & SER                                                 10.7%
     PLC ADR                                                                                8,500                345,525
     CENTRICA PLC                                                                          87,600                241,157
     ENCANA CORP                                                                            8,200                253,194
     TOTAL FINA ELF                                                                         2,248                321,067
     ROYAL DUTCH PETROLEUM COMPANY                                                          5,700                250,927
     ENTE NAZIONALE IDROC (ITL)                                                            23,700                376,793
     PETRO-CANADA                                                                           1,900                 58,823
     SCHLUMBERGER LTD.                                                                      2,700                113,643
     SUNCOR ENERGY                                                                          6,400                100,063
     TALISMAN ENERGY, INC. ADR                                                              6,000                217,020
                                                                                                             -----------
                                                                                                               2,278,212
                                                                                                             -----------

PAPER PRODUCTS                                                               1.7%
     SVENSKA CELL                                                                           5,600                188,952
     OJI PAPER CO.                                                                         42,000                180,501
                                                                                                             -----------
                                                                                                                 369,453
                                                                                                             -----------

PETROLEUM-REFINING                                                           0.9%
     YUKOS OIL COMP ADR                                                                     1,300                183,208
                                                                                                             -----------

PHARMACEUTICALS                                                              3.8%
     GLAXOSMITHKLINE PLC                                                                    7,300                140,087
     TAKEDA CHEMICAL INDUSTRIES                                                             6,600                275,858
     SHOPPERS DRUG MART CORPORATION                                                        *7,700                119,560
     TEVA PHARMACEUTICAL - SP ADR                                                           6,800                262,548
                                                                                                             -----------
                                                                                                                 798,053
                                                                                                             -----------

PRINTING & PUBLISHING                                                        2.2%
     SINGAPORE PRESS HOLDINGS                                                              10,000                104,929
     NIPPON PRINTING CO., LTD.                                                             16,000                177,029
     NEWS CORP.                                                                            29,000                187,467
                                                                                                             -----------
                                                                                                                 469,425
                                                                                                             -----------

RAILROADS                                                                    0.7%
     CANADIAN NATIONAL RAILWAY                                                              3,800                157,928
                                                                                                             -----------



The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
RETAIL STORES                                                                1.7%
     WALMART DE MEXICO-SER C                                                               45,500                 87,704
     LOBLAW COMPANIES LIMITED                                                               4,200                142,260
     WOOLWORTHS LTD.                                                                       19,338                124,137
                                                                                                             -----------
                                                                                                                 354,101
                                                                                                             -----------

STEEL                                                                        1.9%
     NIPPON STEEL CORPORATION                                                             153,000                179,211
     ARCELOR (LUX)                                                                         17,400                214,002
                                                                                                             -----------
                                                                                                                 393,213
                                                                                                             -----------

TIRE & RUBBER                                                                0.7%
     BRIDGESTONE                                                                           12,000                148,648
                                                                                                             -----------

TOBACCO                                                                      1.1%
     GALLAHER GROUP                                                                        24,100                239,387
                                                                                                             -----------

TOYS                                                                         1.0%
     NINTENDO                                                                               2,200                205,595
                                                                                                             -----------

TRANSPORTATION & SHIPPING                                                    2.5%
     EXEL PLC (GB)                                                                         13,700                151,743
     TNT POST GROUP NV                                                                      8,600                139,434
     AUTOSTRADE SPA                                                                        12,100                120,374
     YAMATO TRANSPORT CO., LTD.                                                             9,000                117,553
                                                                                                             -----------
                                                                                                                 529,104
                                                                                                             -----------

TELECOMMUNICATIONS                                                           7.1%
     VODAFONE                                                                             195,500                356,438
     HELLENIC TELECOM (GRD)                                                                 6,000                 66,112
     FRANCE TELECOM                                                                         7,000                122,528
     TELECOM ITALIA                                                                         9,956                 50,254
     TELECOM ITALIA SPA                                                                    18,250                138,466
     TELE DANMARK `B'                                                                       3,700                 89,907
     TELEFONICA DE ESPANA (ESP)                                                           *15,000                134,271
     DEUTSCHE TELEKOM                                                                      13,800                176,967
     CHINA MOBILE LIMITED                                                                 *39,500                 93,958
     NOKIA OYJ- ADR                                                                        13,100                203,050
     TELE NORTE LESTE PARTICIPACOES S.A. - ADR                                              9,800                 72,030
     TELUS CORPORATION                                                                        400                  4,418
                                                                                                             -----------
                                                                                                               1,508,399
                                                                                                             -----------

TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                     0.7%
     SK TELECOM                                                                              *800                154,462
                                                                                                             -----------

WATER UTILITY                                                                1.0%
     VIVENDI ENVIRONNEMENT                                                                 10,000                233,177
                                                                                                             -----------


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/02

                                                                              % OF         SHARES OR                  VALUE
 SECURITY DESCRIPTION                                                  INVESTMENTS         PAR VALUE                (NOTE 2)
---------------------                                                 ------------       -----------         --------------
TOTAL COMMON STOCKS (Cost $21,319,312)                                                                        20,960,846
                                                                                                             -----------

WARRANTS - 1.3%                                                              1.3%
     HYUNDAI MOTOR ELN UBSW                                                                *5,300                124,020
     INFOSYS TECH WARRANTS                                                                  1,500                149,250
                                                                                                             -----------
                                                                                                                 273,270
                                                                                                             -----------

TOTAL WARRANTS (Cost $317,703)                                                                                   273,270
                                                                                                             -----------

OPTIONS - 0.0%                                                               0.0%
     HONG KONG DOLLAR PUT EXPIRES 10/7/03                                                *330,000                  1,205
                                                                                                             -----------

TOTAL OPTIONS (Cost $1,881)                                                                                        1,205


TOTAL INVESTMENTS - 100% (Cost $21,638,896)                                                                $  21,235,321
                                                                                                           =============

*Non-dividend producing as of December 31, 2002

At December 31, 2002 the breakdown by country was:
                                           % OF MARKET                ACTUAL
COUNTRY                                       VALUE                MARKET VALUE
--------                                   ----------              -------------
Australia                                      1.5%              $   311,604
Barbados                                       0.4%                   84,648
Belgium                                        1.7%                  354,201
Brazil                                         0.3%                   72,030
Canada                                         4.2%                  895,534
Denmark                                        0.4%                   89,907
Finland                                        1.0%                  203,050
France                                        10.4%                2,210,317
Germany                                        2.4%                  502,742
Greece                                         0.3%                   66,112
Hong Kong                                      1.4%                  289,242
Hungary                                        0.6%                  123,865
India                                          0.7%                  149,250
Ireland                                        2.1%                  448,780
Israel                                         1.2%                  262,548
Italy                                          5.9%                1,258,924
Japan                                         14.7%                3,112,986
Republic of Korea                              5.0%                1,066,902
Luxembourg                                     1.0%                  214,002
Mexico                                         0.9%                  195,254
Netherlands                                    5.3%                1,133,878
Russian Federation                             0.9%                  183,208
Singapore                                      1.1%                  222,349
Spain                                          2.8%                  602,209
Sweden                                         2.9%                  615,020
Switzerland                                    4.9%                1,044,990
United Kingdom                                22.4%                4,754,413
United States                                  3.6%                  767,356
                                           -----------            --------------
                                             100.0%             $ 21,235,321


The accompanying notes are an integral part of these financial statements.

Activa Statement of Assets and Liabilities

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2002                    FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at cost                       $36,185,211      $143,652,381     $119,062,717       $25,103,445      $21,638,896
                                        -------------     -------------    -------------     -------------    ------------
Investments at value                       36,185,211       154,373,473      109,598,307        23,245,490       21,235,321
Cash                                              637         8,336,248        2,180,938           159,374          784,595
Foreign currency held at value
     (cost $53,204)                               --                --               --                --            53,523
Receivables:
     Investments sold                             --                --               --             44,864          192,266
     Investment income                         62,307         1,732,747          144,028            22,390           38,217
Other assets                                      --                --            14,260               --            19,342
                                        -------------     -------------    -------------     -------------    ------------
Total Assets                               36,248,155       164,442,468      111,937,533        23,472,118       22,323,264
                                        -------------     -------------    -------------     -------------    ------------

LIABILITIES
Payables:
     Investments purchased                        --                --               --             91,603           11,344
     Income payable                            23,988               --               --                --               --
     Advisory fees                             31,877           141,305          139,070            37,008           43,155
     Transfer agent fees                        1,906               279           41,145               957              519
     12b-1 fees                                   --             63,111           41,189             7,930            7,616
     Service fees                              13,662            63,111           41,721             7,930            7,616
Other liabilities                                 --                --               --                --               515
Accrued expenses                                7,476            11,866           16,638             7,292           15,440
                                        -------------     -------------    -------------     -------------    ------------
Total Liabilities                              78,909           279,672          279,763           152,720           86,205
                                        -------------     -------------    -------------     -------------    ------------

NET ASSETS                                $36,169,246      $164,162,796     $111,657,770       $23,319,398      $22,237,059
                                        =============     =============    =============     =============    ============

SHARES OUTSTANDING                         36,184,757        15,322,580       20,092,869         4,719,578        4,118,973
                                        =============     =============    =============     =============    ============

NET ASSET VALUE PER SHARE                       $1.00            $10.71                              $4.94           $5.40


Class A based on net assets of
$110,168,624 and 19,825,720
shares outstanding                                                                $5.56

Class R based on net assets of
$1,489,146 and 267,149
shares outstanding                                                                $5.57


The accompanying notes are an integral part of these financial statements.


Activa Statement of Operations
For the year ended December 31, 2002

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                           FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                     $723,576       $10,124,337          $42,949            $4,066           $3,979
Dividends                                         --                --         2,533,977           144,307          343,913
Miscellaneous                                     371            45,450           65,533            14,439           22,813
                                        -------------     -------------    -------------     -------------    ------------
Total Investment Income                       723,947        10,169,787        2,642,459           162,812          370,705
                                        -------------     -------------    -------------     -------------    ------------

EXPENSES
Advisory fees                                 134,275           568,571          620,508           127,157          160,019
12b-1 fees                                        --            255,357          183,791            27,249           28,239
Service fees                                   57,547           255,357          186,153            27,249           28,239
Shareholder report                              4,033             1,809           57,140             2,829            2,225
Fund accounting fees                           39,301            64,364           69,874            40,818           50,533
Audit fees                                     17,453            17,453           17,453            17,453           17,453
Custodian fees                                 12,194            20,295           41,901            13,148           62,923
Insurance                                       1,774             2,314            2,548               460              617
Legal fees                                     10,244             4,654           10,244            10,244           10,244
Organization expense                              --                --            30,981               --               --
Registration fees                               2,147             7,462            6,127             1,209            1,235
Transfer agent fees                             7,762               932          167,486             3,975            2,130
Transfer agent fees - Class R                     --                --             3,149               --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                286,730         1,198,568        1,397,355           271,791          363,857
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                  437,217         8,971,219        1,245,104          (108,979)           6,848
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                      65            46,834      (15,367,755)       (5,632,335)      (3,281,032)
     Net realized gain (loss) from
        foreign currency transactions             --                --               --                --          (214,820)
     Net realized gain (loss) from
        futures contracts                         --                --          (455,027)              --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                          --          5,346,576      (10,474,281)       (1,564,826)        (495,338)
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                             65         5,393,410      (26,297,063)       (7,197,161)      (3,991,190)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                         $437,282       $14,364,629     ($25,051,959)      ($7,306,140)     ($3,984,342)
                                        =============     =============    =============     ==============    ============


The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets

                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                   12/31/02       12/31/01      12/31/02       12/31/01      12/31/02       12/31/01
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                       $437,217    $1,699,738     $8,971,219     $9,141,823    $1,245,104     $1,402,236
Net realized gain (loss) on investments           65        (2,145)        46,834      2,403,219   (15,822,782)     5,313,527
Net increase (decrease) in unrealized
     appreciation                                --            --       5,346,576      1,609,724   (10,474,281)   (18,298,536)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations               437,282     1,697,593     14,364,629     13,154,766   (25,051,959)   (11,582,773)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                (437,217)   (1,699,737)    (8,623,481)    (9,162,851)   (1,315,653)    (1,322,698)
     Class R                                     --            --             --             --        (19,018)       (15,143)
Net realized gain from investment transactions:
     Class A                                     --            --        (636,140)      (878,030)          --             --
     Class R                                     --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders         (437,217)   (1,699,737)    (9,259,621)   (10,040,881)   (1,334,671)    (1,337,841)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               4,054,824    25,674,793        202,874        196,360     1,566,536      1,313,765
     Class R                                     --            --             --             --        911,704      1,481,110
Net  asset value of shares issued to
shareholders in reinvestment of investment
income and realized gain from
security transactions:
     Class A                                 478,276     1,875,757      9,258,314     10,039,082     1,293,676      1,298,010
     Class R                                     --            --             --             --         18,924         15,136
Payment for shares redeemed:
     Class A                             (10,039,054)  (33,909,579)   (17,262,296)      (147,575)   (7,465,393)   (19,696,617)
     Class R                                     --            --             --             --       (744,663)      (980,943)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
derived from capital share transactions   (5,505,954)   (6,359,029)    (7,801,108)    10,087,867    (4,419,216)   (16,569,539)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets     (5,505,889)   (6,361,173)    (2,696,100)    13,201,752   (30,805,846)   (29,490,153)
Net Assets, beginning of year or period   41,675,135    48,036,308    166,858,896    153,657,144   142,463,616    171,953,769
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $36,169,246   $41,675,135   $164,162,796   $166,858,896  $111,657,770   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                             $36,184,757   $41,690,711   $153,058,541   $160,859,649  $148,468,047   $152,887,263
     Undistributed net investment
        income (loss)                            --            --             --             --            --           1,855
     Return of capital                           --            --         (27,963)       (23,940)      (87,712)           --
     Undistributed net realized gain (loss)
        from investments                     (15,511)      (15,576)       411,125        648,671   (27,258,156)   (11,435,374)
     Unrealized appreciation (depreciation)
        of investments and foreign currency      --            --      10,721,093      5,374,516    (9,464,409)     1,009,872
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $36,169,246   $41,675,135   $164,162,796   $166,858,896  $111,657,770   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               4,054,824    25,674,793         19,253         18,852       263,062        187,425
     Class R                                     --            --             --             --        150,410        206,760
Reinvested distributions:
     Class A                                 478,276     1,875,757        882,833        966,027       228,969        191,447
     Class R                                     --            --             --             --          3,344          2,233
Shares redeemed:
     Class A                             (10,039,054)  (33,909,579)    (1,634,736)       (14,025)   (1,218,284)    (2,759,067)
     Class R                                     --            --             --             --       (125,705)      (144,023)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares    (5,505,954)   (6,359,029)      (732,650)       970,854      (698,204)    (2,315,225)
Shares outstanding, beginning of
     year or period                       41,690,711    48,049,740     16,055,230     15,084,376    20,791,073     23,106,298
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding, end of year or period 36,184,757    41,690,711     15,322,580     16,055,230    20,092,869     20,791,073
                                         ===========   ===========    ===========    ===========   ===========    ===========



The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/02       12/31/01      12/31/02       12/31/01
Increase (Decrease) in:                                               -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($108,979)     ($127,093)       $6,848       ($34,352)
Net realized gain (loss) on investments                                (5,632,335)    (5,774,725)   (3,495,852)    (8,185,531)
Net increase (decrease) in unrealized
     appreciation                                                      (1,564,826)      (601,723)     (495,338)       299,156
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (7,306,140)    (6,503,541)   (3,984,342)    (7,920,727)

DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A                                                                  --             --         (4,878)           --
     Class R                                                                  --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                  --          (9,495)          --             --
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                           --          (9,495)       (4,878)           --

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                            9,999,838     11,063,699     6,960,282         36,209
     Class R                                                                  --             --            --             --
Net asset value of shares issued to shareholders
 in reinvestment of investment
 income and realized gain from
 security transactions:
     Class A                                                                  --           9,485         4,876            --
     Class R                                                                  --             --            --             --
Payment for shares redeemed:
     Class A                                                             (286,547)   (11,309,291)     (197,964)       (56,419)
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                            9,713,291       (236,107)    6,767,194        (20,210)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                   2,407,151     (6,749,143)    2,777,974     (7,940,937)
Net Assets, beginning of year or period                                20,912,247     27,661,390    19,459,085     27,400,022
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $23,319,398    $20,912,247   $22,237,059    $19,459,085
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $37,590,325    $27,877,035   $35,326,860    $28,559,666
     Undistributed net investment
        income (loss)                                                    (428,590)      (319,611)     (755,913)      (543,024)
     Return of capital                                                        --             --            --             --
     Undistributed net realized gain (loss)
        from investments                                              (11,984,382)    (6,352,048)  (11,934,188)    (8,653,156)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                            (1,857,955)      (293,129)     (399,700)        95,599
                                                                      -----------    -----------   -----------    -----------
                                                                      $23,319,398    $20,912,247   $22,237,059    $19,459,085
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                            1,962,194      1,483,869     1,278,604          4,429
     Class R                                                                  --             --            --             --
Reinvested distributions:
     Class A                                                                  --           1,285           906            --
     Class R                                                                  --             --            --             --
Shares redeemed:
     Class A                                                              (49,382)    (1,512,997)      (33,404)        (6,933)
     Class R                                                                  --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                  1,912,812        (27,843)    1,246,106         (2,504)
Shares outstanding, beginning of
        year or period                                                  2,806,766      2,834,609     2,872,867      2,875,371
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,719,578      2,806,766     4,118,973      2,872,867
                                                                      ===========    ===========   ===========    ===========


The accompanying notes are an integral part of these financial statements.

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2002), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and

Activa Notes to Financial Statements continued

losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2002.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at December 31, 2002.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities loaned and the collateral received amounted to $19,390,068 and $19,833,300 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment

Activa Notes to Financial Statements continued

companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million


FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Money Market         J.P. Morgan Investment
                     Management, Inc.

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP*

Growth               State Street Research &
                     Management Company

International        Nicholas-Applegate Capital Management
*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Money Market Fund, Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2002 the Board of Trustees approved an annual rate of .15 of 1%, for all funds except the Money Market Fund. Activa Asset Management LLC is not presently providing services under the distribution plan on behalf of the fund and is receiving no such compensation.

Activa Notes to Financial Statements continued

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

Two individuals which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS
At December 31, 2002, the cost of investments owned by the Value Fund was $122,106,716 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $5,256,932. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $17,765,340. Net unrealized depreciation for tax purposes was $12,508,408, at December 31, 2002.

The unrealized appreciation (depreciation) at October 31, 2002 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                        Net     Cost for
                        Gross         Gross      unrealized      federal
                   unrealized    unrealized    appreciation   income tax
Fund             appreciation  depreciation   (depreciation)    purposes
                  -----------   -----------    -----------    ----------

Money Market      $       N/A    $     N/A      $      N/A    $  36,137,870
Intermediate
  Bond             10,313,062         0.00      10,313,062      148,296,674
Growth                449,387    3,728,038      (3,278,651)      37,070,265
International         454,889    1,675,189      (1,220,300)      15,647,723

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 9, 2003, Alticor, Inc. purchased 11,148 Value Fund shares valued at $65,213 (based upon the net asset value of $5.85 per share) and 1,582,369 Money Market Fund shares valued at $1,582,369 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On January 21, 2003, the Intermediate Bond Fund declared and paid a dividend of $.028141 per share, to shareholders of record on January 17, 2003. The amount distributed was $431,454.

ACTIVA Financial Highlights


                                                                      Money Market Fund
                                                        ----------------------------------------
                                                        Year       Year       Year       Period
                                                        Ended      Ended      Ended      Ended
Per share outstanding for each year or period           12/31/02   12/31/01   12/31/00   12/31/99 2
                                                        --------   --------  ---------  ---------
Net Asset Value, Beginning of Period                       $1.00      $1.00      $1.00      $1.00
Income from investment operations:
   Net investment income (loss)                             0.01       0.04       0.06       0.02
   Net realized and unrealized
   gains (losses) on securities                               --         --         --         --
                                                        --------   --------  ---------  ---------
Total from investment operations                            0.01       0.04       0.06       0.02
Less Distributions:
   Dividends from net investment income                     0.01       0.04       0.06       0.02
   Dividends in excess of net investment income               --         --         --         --
   Distributions from capital gains                           --         --         --         --
                                                        --------   --------  ---------  ---------
Total Distributions                                         0.01       0.04       0.06       0.02
                                                        --------   --------- ---------  ---------
Net Asset Value, End of Period                             $1.00      $1.00      $1.00      $1.00
Total Return                                                1.14%      3.66%      5.96%      1.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             36,169,246  41,675,135 48,036,308 122,058,717
Ratio of expenses to average net assets4                     0.7%       0.7%       0.6%       0.6%
Ratio of net income (loss) to average net assets             1.1%       3.7%       5.8%       5.4%
Portfolio turnover rate                                      N/A        N/A        N/A        N/A



                                                             Intermediate Bond Fund
                                                --------------------------------------------
                                                 Year         Year        Year        Period
                                                 Ended        Ended       Ended       Ended
Per share outstanding for each year or period    12/31/02     12/31/01    12/31/00    12/31/99
                                                ---------    ---------    --------    --------
Net Asset Value, Beginning of Period               $10.39       $10.19       $9.87     $10.00
Income from investment operations:
   Net investment income (loss)                      0.53         0.59        0.62       0.19
   Net realized and unrealized
   gains (losses) on securities                      0.36         0.26        0.32      (0.13)
                                                ---------    ---------    --------    --------
Total from investment operations                     0.89         0.85        0.94       0.06
Less Distributions:
   Dividends from net investment income              0.53         0.59        0.62       0.19
   Dividends in excess of net investment income        --           --          --         --
   Distributions from capital gains                  0.04         0.06          --         --
                                                ---------    ---------    --------   --------
Total Distributions                                  0.57         0.65        0.62       0.19
                                                ---------    ---------    --------  ---------
Net Asset Value, End of Period                     $10.71       $10.39      $10.19      $9.87
Total Return                                        8.85%        8.49%       9.84%      0.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     164,162,796  166,858,896  153,657,144 162,078,586
Ratio of expenses to average net assets 4            0.7%         0.7%        0.7%       0.7%
Ratio of net income (loss) to average net assets     5.3%         5.7%        6.2%       5.7%
Portfolio turnover rate                             52.3%        44.8%       39.9%      64.6%



                                                                             Value Fund - Class A
                                                       --------------------------------------------------------------
                                                          Year          Year         Year          Year          Year
                                                         Ended         Ended        Ended         Ended          Ended
Per share outstanding for each year or period         12/31/02      12/31/01     12/31/00      12/31/99 3     12/31/98
                                                     ---------     ---------    ---------     ---------      ---------
Net Asset Value, Beginning of Period                     $6.85         $7.44        $6.61         $7.18          $7.73
Income from investment operations:
   Net investment income (loss)                           0.07          0.06         0.08          0.09           0.08
   Net realized and unrealized
   gains (losses) on securities                          (1.29)        (0.59)        0.83         (0.57)          0.68
                                                     ---------      --------    ---------      --------      ---------
Total from investment operations                         (1.22)        (0.53)        0.91         (0.48)          0.76
Less Distributions:
   Dividends from net investment income                   0.07          0.06         0.08          0.09           0.08
   Dividends in excess of net investment income             --            --           --            --             --
   Distributions from capital gains                         --            --           --            --           1.23
                                                     ---------      --------    ---------      --------      ---------
Total Distributions                                       0.07          0.06         0.08          0.09           1.31
                                                     ---------      --------    ---------      --------      ---------
Net Asset Value, End of Period                           $5.56         $6.85        $7.44         $6.61          $7.18
Total Return                                           -17.87%        -7.05%       13.82%        -6.70%         10.17%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                          110,168,624   140,823,782  170,658,789   178,437,477    179,820,020
Ratio of expenses to average net assets 4                 1.1%          1.1%         1.1%          1.1%           1.0%
Ratio of net income (loss) to average net assets          1.0%          0.9%         1.1%          1.2%           1.0%
Portfolio turnover rate                                  84.9%         91.5%       113.9%        144.5%         101.1%


1       Period from August 30, 1999 (inception) to December 31, 1999

2       Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4       1999 ratio includes a one time organization expense.

5       The inception date for Value Fund - Class R was November 1, 1998

ACTIVA Financial Highlights continued

                                                                                Value Fund - Class R
                                                        ---------------------------------------------------------
                                                            Year            Year            Year             Year           Year
                                                           Ended           Ended           Ended            Ended          Ended
Per share outstanding for each year or period           12/31/02        12/31/01        12/31/00         12/31/99 3      12/31/98 5
                                                        --------       ---------        --------         --------        --------
Net Asset Value, Beginning of Period                       $6.86           $7.44           $6.60            $7.16          $8.42
Income from investment operations:
    Net investment income (loss)                            0.07            0.06            0.08             0.10           0.09
    Net realized and unrealized gains
    (losses) on securities                                 (1.29)          (0.58)           0.84            (0.56)         (0.02)
                                                        --------       ---------        --------         --------       --------
Total from investment operations                           (1.22)          (0.52)           0.92            (0.46)          0.07
Less Distributions:
     Dividends from net investment income                   0.07            0.06            0.08             0.10           0.10
     Dividends in excess of net investment income             --              --              --               --             --
     Distributions from capital gains                         --              --              --               --           1.23
                                                        --------       ---------        --------        ---------       --------
Total Distributions                                         0.07            0.06            0.08             0.10           1.33
                                                        --------       ---------        --------        ---------       --------
Net Asset Value, End of Period                             $5.57           $6.86           $7.44            $6.60          $7.16
Total Return                                             -17.76%          -6.92%          13.95%           -6.43%          7.08%
Ratios and Supplemental Data
Net assets, end of period                              1,489,146       1,639,834       1,294,980          703,962        135,385
Ratio of expenses to average net assets 4                   1.0%            1.0%            1.0%             1.1%           1.0%
Ratio of net income (loss) to average net assets            1.1%            1.0%            1.1%             1.3%           1.8%
Portfolio turnover rate                                    84.9%           91.5%          113.9%           144.5%         101.1%

                                                                                Growth Fund
                                                         -------------------------------------------------------
                                                                   Year            Year            Year           Period
                                                                  Ended           Ended           Ended            Ended
Per share outstanding for each year or period                  12/31/02        12/31/01        12/31/00         12/31/99 1
                                                               --------        --------        --------         --------
Net Asset Value, Beginning of Period                             $7.45           $9.76          $11.39            $10.00
Income from investment operations:
    Net investment income (loss)                                 (0.02)          (0.05)          (0.05)            (0.02)
    Net realized and unrealized gains
    (losses) on securities                                       (2.49)          (2.26)          (1.22)             1.41
                                                             ---------       ---------       ---------          --------
Total from investment operations                                 (2.51)          (2.31)          (1.27)             1.39
Less Distributions:
     Dividends from net investment income                           --              --              --                --
     Dividends in excess of net investment income                   --              --              --                --
     Distributions from capital gains                               --              --            0.36                --
                                                             ---------       ---------       ---------          --------
Total Distributions                                                 --              --            0.36                --
                                                             ---------       ---------       ---------          --------
Net Asset Value, End of Period                                   $4.94           $7.45           $9.76            $11.39
Total Return                                                   -33.69%         -23.63%         -11.01%            13.80%
Ratios and Supplemental Data
Net assets, end of period                                   23,319,398      20,912,247      27,661,390        33,494,414
Ratio of expenses to average net assets 4                         1.4%            1.4%            1.3%              1.3%
Ratio of net income (loss) to average net assets                 -0.6%           -0.5%           -0.4%             -0.5%
Portfolio turnover rate                                         143.0%          190.2%          111.9%             32.1%


                                                                            International Fund
                                                                   ----------------------------------------
                                                               Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended
Per share outstanding for each year or period              12/31/02     12/31/01     12/31/00     12/31/99 1
                                                           --------     --------     --------     --------
Net Asset Value, Beginning of Period                          $6.77        $9.53       $14.20       $10.00
Income from investment operations:
    Net investment income (loss)                               0.00        (0.01)       (0.04)       (0.03)
    Net realized and unrealized gains
    (losses) on securities                                    (1.37)       (2.75)       (3.59)        4.23
                                                           --------     --------     --------     --------
Total from investment operations                              (1.37)       (2.76)       (3.63)        4.20
Less Distributions:
     Dividends from net investment income                        --           --           --           --
     Dividends in excess of net investment income                --           --           --           --
     Distributions from capital gains                            --           --         1.04           --
                                                           --------      -------     --------     --------
Total Distributions                                              --           --         1.04           --
                                                           --------      -------     --------     --------
Net Asset Value, End of Period                                $5.40        $6.77        $9.53       $14.20
Total Return                                                -20.22%      -28.96%      -25.31%       42.00%
Ratios and Supplemental Data
Net assets, end of period                                22,237,059   19,459,085   27,400,022   41,359,176
Ratio of expenses to average net assets 4                      1.9%         1.7%         1.5%         1.4%
Ratio of net income (loss) to average net assets               0.0%        -0.2%        -0.3%        -0.9%
Portfolio turnover rate                                      208.2%       231.5%       214.9%        87.6%


1       Period from August 30, 1999 (inception) to December 31, 1999

2       Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4       1999 ratio includes a one time organization expense.

5       The inception date for Value Fund - Class R was November 1, 1998

Activa Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 27, 2003

                       This page intentionally left blank.

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com


                                                               Printed in U.S.A.

                 J.P. MORGAN FLEMING ASSET MANAGEMENT (USA) INC.
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                              ROBERT FLEMING, INC.
              J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED



                                 CODE OF ETHICS


1.  Purposes

         This Code of Ethics (the "Code") has been adopted by investment advisers listed above, and any affiliates thereof that provide investment advisory service (collectively, "J.P. Morgan Fleming"), in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired (defined in Section 2(k) of this Code) by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons from engaging in any unlawful conduct as set forth in Rule 17j-1(b) as follows:
                  It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a)      To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

2.       Definitions

         (a) "Access Person" means any director, officer, general partner or Advisory Person of the Adviser.

         (b) "Administrator" means Morgan Guaranty Trust Company or any successors.

         (c) "Advisory Person" means (i) any employee of the Adviser or the Administrator (or any company in a control relationship to the Adviser or Administrator) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Adviser who obtains information concerning recommendations regarding the purchase or sale of securities by a Fund.

         (d) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2)in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (e) "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (f) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (g) "Fund" means an Investment Company registered under the Investment Company Act of 1940.

         (h) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (i) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (j) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (k) "Security Held or to be Acquired" by a Adviser means: (i) any Covered Security which, within the most recent 15 days, is or has been held by a Fund or other client of the Adviser or is being or has been considered by the Adviser for purchase by a Fund or other client of the Adviser; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

3.       Statement of Principles

                  It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a) the duty to at all times place the interests of shareholders and other clients of the Adviser first;

         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility;

         (c) the fundamental standard that Investment Personnel may not take inappropriate advantage of their position; and

         (d) all personal transactions must be oriented toward investment, not short-term or speculative trading.

         It is further understood that the procedures, reporting and recordkeeping requirements set forth below are hereby adopted and certified by the Adviser as reasonably necessary to prevent Access Persons from violating the provisions of this Code of Ethics.

4.       Procedures to be followed regarding Personal Investments by Access
         Persons

         (a) Pre-clearance requirement. Each Access Person must obtain prior written approval from his or her group head (or designee) and from the Adviser's compliance department before transacting in any Covered Security based on certain quidelines set forth from time to time by the Adviser's compliance department. For details regarding transactions in mutual funds, see Section 4(e).

         (b) Brokerage transaction reporting requirement. Each Access Person working in the United States must maintain all of his or her accounts and the accounts of any person of which he or she is deemed to be a beneficial owner with a broker designated by the Adviser and must direct such broker to provide broker trade confirmations to the Adviser's compliance department, unless an exception has been granted by the Adviser's compliance department. Each Access Person to whom an exception to the designated broker requirement has been granted must instruct his or her broker to forward all trade confirms and monthly statements to the Adviser's compliance department. Access Persons located outside the United States are required to provide details of each brokerage transaction of which he or she is deemed to be the beneficial owner, to the Adviser's compliance group, within the customary period for the confirmation of such trades in that market.

         (c) Initial public offerings (new issues). Access Persons are prohibited from participating in Initial Public Offerings, whether or not J.P. Morgan Chase or any of its affiliates is an underwriter of the new issue, while the issue is in syndication.

         (d) Minimum investment holding period. Each Access Person is subject to a 60-day minimum holding period for personal transactions in Covered Securities. An exception to this minimum holding period requirement may be granted in the case of hardship as determined by the Adviser's compliance department.

         (e) Mutual funds. Each Access Person must pre-clear transactions in shares of closed-end Funds with the Adviser's compliance department, as they would with any other Covered Security. See Section 4(a). Each Access Person must obtain pre-clearance from his or her group head(or designee) before buying or selling shares in an open-end Fund or a sub-advised Fund managed by the Adviser if such Access Person has had recent dealings or responsibilities regarding such mutual fund.

         (f) Limited offerings. An Access Person may participate in a limited offering only with advance notification to the Adviser's compliance department and with written approval of such Access Person's group head (or designee).

         (g) Blackout periods. Advisory Persons are subject to blackout periods 7 calendar days before and after the trade date of a Covered Security where such Advisory Person makes, participates in, or obtains information regarding the purchase or sale of such Covered Security for any of their client accounts. In addition, Access Persons are prohibited from executing a transaction in a Covered Security during a period in which there is a pending buy or sell order on the Adviser's trading desk.

         (h) Prohibitions. Short sales are generally prohibited. Transactions in options, rights, warrants, or other short-term securities and in futures contracts (unless for bona fide hedging) are prohibited, except for purchases of options on widely traded indices specified by the Adviser's compliance department.

         (i) Securities of J.P. Morgan Chase. All transactions in securities issued by J.P. Morgan Chase must be pre-cleared with the Adviser's compliance department.

         (j) Each Advisory Person must disclose any potential conflict of interest (personal or professional) to his or her group head either prior to or at the time of making any recommendation that may result in the purchase or sale of securities for a Fund.

5.       Reporting Requirements

         (a)      Every Access Person must report to the Adviser:

                  (i)Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information:
                  (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii)Quarterly Transaction Reports. No later than 10 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii)New Account Report. No later than 10 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv)Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

         (b)      Exceptions from the Reporting Requirements.

                  (i) Notwithstanding the provisions of Section 5(a), no Access Person shall be required to make:

                           A. a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                           B. a Quarterly Transaction or New Account Report under Sections 5(a)(ii) or (iii) if the report would duplicate information contained in broker trade confirmations or account statements received by the Adviser with respect to the Access Person no later than 10 days after the calendar quarter end, if all of the information required by Sections 5(a)(ii) or (iii), as the case may be, is contained in the broker trade confirmations or account statements, or in the records of the Adviser.

         (c) Each Access Person shall promptly report any transaction which is, or might appear to be, in violation of this Code. Such report shall contain the information required in Quarterly Transaction Reports filed pursuant to Section 5(a)(ii).

         (d) All reports prepared pursuant to this Section 5 shall be filed with the appropriate compliance personnel designated by the Adviser and reviewed in accordance with procedures adopted by such personnel.

         (e) The Adviser will identify all Access Persons who are required to file reports pursuant to this Section 5 and will inform them of their reporting obligation.

         (f) The Adviser no less frequently than annually shall furnish to a Fund's board of directors for their consideration a written report that:

                  (a) describes any issues under this Code of Ethics or related procedures since the last report to the board of directors, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

                  (b) certifies that the Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

6.       Recordkeeping Requirements

         The Adviser must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

                  (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place; (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

                  (c) A copy of each report made by an Access Person as required by Section 5(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

                  (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

                  (e) A copy of each report required by 5(f) above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

                  (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Access Persons of securities under Section 4(f) above, for at least five years after the end of the fiscal year in which the approval is granted.

8.       Sanctions

         Upon discovering a violation of this Code, the Adviser may impose such sanctions as they deem appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                                 CODE OF ETHICS

                               Revised May 1, 2002



         This Code of Ethics establishes rules of conduct that govern the personal investment activities of employees, officers and directors or trustees of (i) State Street Research & Management Company and its subsidiaries (collectively, "State Street Research" or the "Company"), and (ii) registered investment companies (other than money market funds) for which the Company is the primary investment adviser ("Funds").

1.       GENERAL PROVISIONS.

         1.1. Purpose Statement. In pursuing its mission of being a premier investment management organization, State Street Research has earned a reputation for the highest integrity. An important contributor to this reputation is our philosophy of always placing the interests of our clients first. This Code contains uniform standards which are intended to provide us with a high level of confidence that our personal investment activities are consistent with our clients' interests and do not interfere with our mission.

         1.2. Overriding Principles. Every Access Person who engages in Personal Transactions must: (i) consider the interests of the Company's clients before initiating a Personal Transaction, and place the clients' interests first, particularly in the case of any security that might provide a suitable and beneficial opportunity for any client; (ii) not use his or her position with the Company to influence a broker, dealer or underwriter to effect a Personal Transaction for the benefit of the Access Person; and (iii) conduct all Personal Transactions in accordance with the provisions of this Code and in avoidance of any actual or potential conflicts of interest or abuse of fiduciary responsibilities.

2. APPLICABILITY AND DEFINITIONS. The following definitions describe the persons, securities, accounts and transactions to which this Code applies:

         2.1.  "Associate" means any person in the employment of the Company.

         2.2. "Access Person " means any director or officer of State Street Research or any associate of State Street Research who, in connection with his or her regular functions or duties, participates in the selection of a client's portfolio securities or has access to information regarding a fund's future purchases or sales of portfolio securities on behalf of any clients.

         2.3. "Investment Person" means any Access Person directly involved in the investment process of the Company, including portfolio managers, security analysts, research associates and trading personnel.

         2.4. "Portfolio Manager" means any Access Person responsible for the overall investment management of a client's portfolio and any Access Person assisting directly in such management, and also includes any member of the Company's Management Committee.

         2.5. "Security" means any stock, bond, debenture, note, convertible security, or any put, call, straddle, warrant, right or option with respect to a security, or any future or other investment contract or derivative, or, in general, any interest or investment commonly known as a security, but does not include securities which are direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments (including repurchase agreements), or shares of registered open-end investment companies.

         2.6. "Personal Account" means (a) any securities account in which an Access Person has "beneficial ownership" (as described in Exhibit A), including certain accounts of family members and other related accounts, or (b) any account over which the Access Person (or any member of the Access Person's immediate family sharing the same household, except as exempted under Section 6.2) has direct or indirect influence or control with respect to the purchase or sale of individual securities. See Exhibit A for a fuller explanation and examples of situations involving beneficial ownership. Unless otherwise specified, the provisions of this Code applicable to transactions by Access Persons are applicable to transactions in their Personal Accounts.

         2.7. "Personal Transaction" means any transaction with respect to a security for any Personal Account, including without limitation purchases and sales, entering into or closing out futures or other derivatives, and exercising warrants, rights or options but not including the acceptance of tender offers.

3. PROHIBITIONS.

         3.1. Restrictions Applicable to all Access Persons. An Access Person should not place an order to enter into a Personal Security Transaction during any of the following times:

                  (a) When the Access Person knows, or has reason to believe, that the security may in the near future be recommended for action or acted upon by the Company for any client account; or

                  (b) For a period of ten (10) business days after a security has been recommended for action by the Company for any client account, including any rating change, even though no action has been taken for the Company's clients with respect to the security during that period; or

                  (c) When the security is on order for purchase or sale for a client's account, or has been on order at any time during the five (5) preceding trading days (either as a completed order, an uncompleted order or an order on hold).

         3.2. Restrictions Applicable Only to Investment Persons. In addition to the restrictions applicable to all Access Persons, an Investment Person may not:

                  (a)      Purchase a security in an initial public offering; or

                  (b) Acquire a security in a private placement unless advance written approval is obtained from the Chief Executive Officer or the Chief Investment Officer of the Equity or Fixed Income Department, as appropriate. In the event that the Investment Person plays a part in any subsequent consideration of the security for investment for a client account, he or she must disclose the holding to the Chief Executive Officer or the appropriate Chief Investment Officer, and any decision to make the investment for a client account will be subject to an independent review and approval by senior investment personnel with no personal interest in the issuer or its securities; or

                  (c) Realize a profit from any transaction involving the purchase and sale, or sale and purchase, of the same (or equivalent) securities within a period of sixty
                           (60) calendar days. For purposes of this rule, transactions will be reviewed on a first-in-first-out basis.

                  (d)      Participate in an investment club.

         3.3. Restrictions Applicable Only to Portfolio Managers. In addition to the restrictions applicable to all Access Persons and Investment Persons, a Portfolio Manager may not purchase or sell a security within a period of seven
(7) calendar days before or after a client account managed by the Portfolio Manager trades in that security.

         3.4.  Special Provisions for Options and Futures.

                  (a) The general principle governing transactions in options, futures and other derivatives is that they are treated as transactions in the underlying security for all purposes of this Code.

                  (b) Purchased options must comply with the Code both at the time of initial purchase and at the time of exercise. However, if an Access Person buys a call or put option at a time when the purchase is not restricted by Section 3.1, the option may be exercised automatically at expiration by the relevant exchange or clearing corporation without violating that provision.

                  (c) Written options must comply with this Code at the time of the transaction. Exercise by a counterparty, however, is not a voluntary transaction by an Access Person and is not governed by Section 3.1.

                  (d) In the case of a purchased call or a written put, the security received upon exercise (whether voluntary or automatic) is subject to the 60-day period in Section
                           3.2 (c) measured from the time of purchasing the call or writing the put. As a result, if such an option is exercised within the 60-day period, the Investment Person cannot sell the security at a gain until expiration of the 60-day period from the time of the original option transaction. In these circumstances, the Investment Person must be prepared to pay for the security, accept delivery and bear the risk of holding the security until expiration of the period.

                  (e) An Access Person may not write an uncovered call or sell an uncovered future. An Investment Person may not write a covered call option unless the underlying security has been held for 60 days. Where an Investment Person purchases a put option and owns the underlying security, the put option may not expire or be exercised within 60 days after purchase of the underlying security. Where an Investment Person purchases a put option without owning the underlying security, the option cannot be exercised and can only be closed through a sale more than 60 days after the purchase.

         Futures and other derivatives will be treated consistently with the provisions applicable to options.

         3.5. Receipt of Gifts. Except for an occasional meal or ticket to a sporting event or the theater, or comparable entertainment which is not so frequent or extensive as to raise questions of propriety, or except with the approval of the Company's Chief Executive Officer, an Associate must not accept cash or non-cash gifts from any person or entity which directly or indirectly does business with or performs services for the Company or any client, which exceed the dollar limit imposed by the NASD from time to time under Conduct Rule 2830(1)(5)(A) or any successor rule ($100 as of February 1999), or such other level as established from time to time by the Compliance Committee.

         3.6. Service as a Director. An Investment Person may not serve on the board of directors, or similar governing body, of an organization the shares of which are publicly traded.

         3.7. Promotion of Personal Investments. Associates are free to refer investment opportunities to other Associates for their personal consideration. However, Associates should not engage in the active promotion of securities to other Associates and should not receive any payment or other benefit for the sale of a security to another associate.

         3.8. Conflicts of Interest. Associates should not engage in activities that could create a conflict of interest or the appearance of a conflict of interest between the interests of the Company's clients and the interests of the Company or its Associates. For example, no Associate should condition the company's purchase or continued holding of any security for its clients on whether the issuer of that security becomes or remains a client of the Company.

4. PRE-CLEARANCE.

         Any Access Person who plans to place an order to enter into a Personal Transaction for an equity security or for an option on an equity security must first pre-clear the transaction through the State Street Research Employee Preclearance System or by contacting the Compliance Department.

         Generally, a pre-clearance is effective only for the business day on which it is obtained. A clearance for an open order (such as a limit order or "good until cancelled" order) is effective until the transaction is completed, except that any change in the terms of the order will require a new pre-clearance.

5. DISCLOSURE AND REPORTING.

         5.1. List of Holdings. Each Access Person shall provide a list of all of his or her personal securities holdings to the Compliance Department within 10 days of commencement of his or her employment or within 10 days of becoming an Access Person, and will also provide an updated list on an annual basis at the time designated by the Compliance Department

         5.2. Confirmations and Statements. Each Access Person who engages in Personal Transactions shall instruct his or her broker(s) or dealer(s) to deliver duplicate copies of any confirmation of a transaction, and duplicate copies of all periodic statements with respect to his or her Personal Account(s), to the Company, P.O. Box 2794, Boston, MA 02208-2794. (See Exhibit B for a sample letter to a broker or dealer.

         5.3. Quarterly Certifications. Each quarter, all Access Persons are required to certify that the information, regarding personal transactions and brokerage accounts, in the personal trading system is complete and accurate.

                  (a) Each Access Person shall report on a quarterly basis any Personal Transactions in his or her Personal Account(s), except for transactions in securities which are excluded from the term "security" for purposes of this Code under Section 2.5. This quarterly reporting of personal trade activity will be completed automatically through the State Street Research Employee Preclearance System within ten (10) calendar days following the quarter in which the transactions occur. Whether or not the Access Person has traded during the quarter, he or she must log onto the preclearance system and certify that the information there is correct.

         With respect to any personal security transaction during the quarter, the following information is required to be reported:

                  (1) The title and number of shares (or principal amount) of the security;
                  (2) The date and nature of the transaction (purchase or sale or other);
                  (3)      The transaction price;
                  (4)      The name of the broker (or bank or dealer); and
                  (5) Such additional information as may be requested on the reporting form.

                  (b) Each Access Person shall also confirm on a quarterly basis that all brokerage account information for all personal trading accounts is complete and correct. This confirmation will also be completed automatically through the SSRM Employee Preclearance System within ten (10) calendar days following the end of the quarter.

                  (c) With respect to any new account established by the Access Person in which any securities were held during the quarter, the following information is required to be reported:

                  (1) The name of the broker (or bank or dealer) with whom the account was established; and

                  (2)      The date the account was established.

                  (d) The quarterly report of any Investment Person must contain a representation that the Investment Person: as a portfolio manager, has reviewed the suitability of the security for each of the clients whose accounts he or she manages; or as an investment analyst, has presented any opportunity for securities within his or her area of coverage to the firm for consideration for client accounts.

         5.4. Certification of Compliance. Each Access Person shall be required to certify annually that he or she:

         (a)      Has read and understands this Code and is subject thereto;

         (b)      Has complied with the requirements of the Code; and

         (c) Has disclosed or reported all Personal Securities Transactions required to be disclosed or reported under the Code.

6. EXEMPTIONS.

         6.1. Transactional Exemptions. The prohibitions and restrictions in
Section 3 and the pre-clearance requirements in Section 4 shall not apply (but the reporting requirements in Section 5 shall continue to apply) to:

         (a) Transactions by investment clubs in which non-Investment Persons are participants;

         (b)      Purchases or sales of securities which are not voluntary;

         (c) Purchases which are part of an automatic dividend reinvestment plan;

         (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities;

         (e) Transactions in derivatives tied to the performance of a broad-based index, and transactions in SPDR's and shares of other UIT's or vehicles the performance of which is designed to track closely the performance of a broad- based index;

         (f) Transactions in currencies and related options, futures contracts and forward contracts; and

         (g) Transactions in other securities determined by the Compliance Committee to present a similarly low potential for impropriety or the appearance of impropriety.

         6.2. Complete Exemption. The prohibitions and restrictions in Section 3, the pre-clearance requirements in Section 4 and the reporting requirements in
Section 5 shall not apply to:

         (a) Any transaction in an instrument that is not included in the definition of "security" contained in Section 2.5.

         (b) Transactions effected for any account which is a Personal Account solely because it is directly or indirectly influenced or controlled by an Access Person's immediate family member sharing the same household, so long as neither the Access Person nor the family member has any beneficial ownership of securities in the Account and so long as the Access Person agrees in writing not to discuss with the family member any specific investment ideas or transactions arising in the course of the Access Person's employment with the Company.

         (c) Transactions effected for any account over which neither the Access Person nor any immediate family member sharing the same household has any direct or indirect influence or control; provided that in the case of an account exempted because it is under the discretionary management of another person (including an interest in a hedge fund or investment partnership or enterprise but not including an interest in a trust that is not revocable by the Access Person or an immediate family member sharing the same household), the Access Person must enter into a letter agreement with that person in substantially the form of Exhibit C at the later of the time the account is opened or the Access Person joins the Company, and on an annual basis thereafter, and the Access Person must provide an annual inventory of the securities in such account.

         6.3. Large Cap Stock Exemption. The prohibitions of Section 3.1 and
Section 3.3 shall not apply (but the prohibitions in Section 3.2 (Restrictions Applicable Only to Investment Persons), the preclearance requirements in Section 4 and the reporting requirements in Section 5 shall continue to apply) to equity securities with a market capitalization of $5 billion or greater at the time of the preclearance request.

7. COMPLIANCE COMMITTEE.

         The Chief Executive Officer of the Company will from time to time appoint the members of the Company's Compliance Committee, which is charged with the duties and responsibilities of administering the Code, ensuring compliance with the Code, and recommending sanctions for violations of the Code. The Compliance Committee may amend the Code, interpret its provisions, make decisions with respect to the classes of Access Persons covered by provisions of the Code, and grant waivers and establish exceptions, including waivers and exceptions for particular securities or transactions and other situations it deems to require special treatment. The Committee may appoint one or more of its members to fulfill its duties between meetings, subject to ratification by the Committee at its next regular meeting. The Committee has appointed the Director of Compliance as the person responsible for monitoring compliance with the Code of Ethics, including the review of the quarterly transaction reports and the annual holdings reports.

8. SANCTIONS.

         Upon the occurrence of any violation of this Code, the Company acting through its Compliance Committee may impose such sanctions as it deems appropriate, including disgorgement of any profit or other financial sanction, a warning, probation, suspension or termination of employment.

9. REPORTS TO TRUSTEES/DIRECTORS OF INVESTMENT COMPANIES UNDER MANAGEMENT.

         A report shall be prepared annually for submission to the Board of Trustees or Directors of each investment company under the management of the Company. The report will:

         (a) Identify all material violations of the Code or any related procedures, and any sanctions imposed with respect thereto;

         (d) Certify that State Street Research has adopted procedures reasonably necessary to prevent violations of the Code.

10.      PROVISIONS APPLICABLE TO MUTUAL FUND TRUSTEES

         10.1. General Provision. An independent trustee of an investment company for which the Company is the primary adviser should not purchase or sell a security in an account in which he or she may be deemed to have a direct or indirect beneficial interest, as defined in Exhibit A hereto, when he or she knows, or in the ordinary course of his or her duties should know, that such security is under consideration for purchase or sale, or being purchased or sold, by the investment company. In addition, an independent trustee must report to the investment company any transactions in a security where the trustee knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15 day period immediately preceding or after the date of the transaction, the investment company was buying or selling, or considering buying or selling, that security.

         10.2. Portfolio Reports. In connection with their duties, independent trustees of an investment company are provided, prior to a trustees' meeting, with schedules of securities transactions effected by such investment company during a specific period (generally a calendar quarter) ended more than 15 days prior to delivery of the schedules. Consequently, an independent trustee in the ordinary course of fulfilling his or her duties shall be deemed to have no duty, and would have no reason, to know of, or inquire about, a transaction in a security by the investment company during a 15 day period immediately preceding or after the trustee's transaction in that security. In the event an independent trustee does become aware of such a transaction, the independent trustee shall file a report under this Code containing the information described in Section 5.3.

         10.3. Exempted Transactions. Transactions by independent trustees which do not fall within the above restrictions and reporting requirements are transactions in securities which are direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, shares of registered open-end investment companies, and transactions as to which the trustee had no investment discretion.

                                                                       EXHIBIT A



                              BENEFICIAL OWNERSHIP


         "Beneficial ownership" is an important concept in determining which personal securities accounts are covered by the Code. Beneficial ownership exists when you have a "pecuniary interest" in securities.

         More specifically, beneficial ownership of securities in an account means directly or indirectly having or sharing a direct or indirect pecuniary interest in the securities, whether through any contract, arrangement, understanding, relationship or otherwise. A "pecuniary interest", in turn, means the opportunity, directly or indirectly, to profit, or share in any profit derived, from the transactions in question.

         The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is extremely broad and encompasses many situations which might not ordinarily be thought to confer ownership of securities.

         Set forth below are some examples of how beneficial ownership may arise in different contexts:

         FAMILY HOLDINGS. Securities held by members of your immediate family sharing the same household are presumed to be beneficially owned by you. Your "immediate family" includes any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent upon you.

         PARTNERSHIP AND CORPORATE HOLDINGS. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership. A limited partner or a stockholder will generally not be deemed to beneficially own securities held by a limited partnership or corporation, respectively, provided he or she does not own a controlling voting interest in the entity, he or she does not have or share investment control over the entity's portfolio, and the entity is not an "alter ego" or "personal holding company". However, see Section 6.2(c) of the Code.

         DERIVATIVES. A person having the right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable, has beneficial ownership of the underlying securities. For this purpose the term "derivative security" means any option, future, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to a security, or similar security with a value derived from the value of a security.

         TRUST HOLDINGS. In general, a person's interest in a trust will amount to an indirect pecuniary interest in the securities held by that trust. Therefore, among other examples, a beneficiary of a trust will generally be deemed the beneficial owner of securities held by the trust. However, the following persons will generally not be deemed beneficial owners of the securities held by a trust:

         (a) Trustees, unless the trustee has a pecuniary interest in any holding or transaction of the trust, or unless the trustee has any direct or indirect influence or control with respect to the purchase or sale of individual securities. A trustee will be deemed to have a pecuniary interest in the trust's holdings if at least one beneficiary of the trust is a member of the trustee's immediate family;

         (b) Settlors, unless a settlor reserves the right to revoke the trust without the consent of another person.

         SECURITIES NOT BENEFICIALLY OWNED. You are not deemed to have
                    ---                     beneficial ownership of:

         (a) Portfolio securities held by an investment company registered under the Investment Company Act of 1940;

         (b) Securities of which you are a pledgee with the right to sell the pledged security, provided that you will have beneficial ownership upon any foreclosure or exercise of the right of sale;

         (c) Rights you may have which are the same as all holders of a class of securities of any issuer to receive securities pro rata, or obligations to dispose of securities as a result of a merger, exchange offer, or consolidation involving the issuer of the securities;

         (d) An interest in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal government authority, nor in an interest in any underlying securities of these instruments. A broad-based index is one that provides investors with a performance indicator of the overall applicable stock or bond market (or market segment) as appropriate. An index would not be considered to be broad-based if it is composed of securities of firms in a particular industry or group of related industries;

         (e) A security that may be redeemed or exercised only for cash and does not permit the receipt of equity securities in lieu of cash, if the security either:

                           (i) is awarded pursuant to an employee benefit plan satisfying the provisions of 240.16b-3(c); or (ii) may be redeemed or exercised only upon a fixed date or dates at least six months after award, or upon death, retirement, disability or termination of employment; or

         (f) An interest or right to participate in employee benefit plans of the issuer.

                                                                       EXHIBIT B
                            (SAMPLE LETTER TO BROKER)








                                                              (Date)


(Name and Address of Broker)


Dear        :

         In connection with my brokerage account (Account No. ________) at your firm, please be advised that State Street Research & Management Company should be designated an "interested party" with respect to my account and should, therefore, be sent copies of all trade confirmations and account statements relating to my account. Please send the information to:
                           State Street Research & Management Company
                           John W. McCormick Post Office
                           P. O. Box 2794
                           Boston, MA  02208-2794

         Any questions should be submitted to our Director of Compliance, (617) 357-1398.

         Thank you for your attention to this matter.


                                                           Sincerely,


                                                           (SSRM Access Person)

                                                                       EXHIBIT C




                                                              _________ __, 2000




[Name of Investment Adviser]
[Address of Investment Adviser]


Dear Mr. _______________:

         As you know, I am an employee of State Street Research & Management Company ("SSRM"), and I therefore need to comply with SSRM's Code of Ethics with respect to all accounts in which I have a beneficial interest, including the [identify specific account]. Accordingly, I would like to confirm with you, as investment adviser for such account, the manner in which the assets of the account are to be invested and the degree of communication which you and I will have with respect to the account.

         Please note that I must not be consulted about, or have any input into or knowledge of, the transactions placed by you, as an investment adviser for the account, in any individual securities prior to the execution of such transactions. I am permitted, consistent with SSRM's Codes of Ethics, to discuss with you broad policy matters, such as: overall defensive or aggressive postures, asset allocation by broad categories, tax matters such as tolerance for gains and losses, and cash disbursement requirements for taxes or otherwise.

         Please sign in the space indicated below acknowledging your agreement with this arrangement and return it to me.


         Thank you very much for your assistance.

                                                          Sincerely,



                                                                 [SSRM employee]

The foregoing is accepted and agreed to:

[Name of Investment Adviser]

By:________________________
Name:
Title:

Dated: _____________ __, 2000



cc:      Director of Compliance
         State Street Research
           & Management Company


s:\docs\code5

           SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL
           -----------------------------------------------------------

EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:
     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary, Treasurer, and Trustee.

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ultimate Marketing Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Amway Investment Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Assistant Treasurer.

     Jay and Betty Van Andel Foundation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary and Assistant Treasurer.

     Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Senior Manager-Investments and Real Estate (1991 - 2000).

        SCHEDULE RE EDUCTION AND BUSINESS HISTORY - KATHLEEN B. VOGELSANG
        -----------------------------------------------------------------

EDUCATION:

Southwest Miami High School, Miami, Florida
Grand Valley State University, Grand Rapids, MI, BBA 1995
Grand Valley State University, Grand Rapids, MI, MBA 1999
Chartered Financial Analyst, 1999

POSITIONS:

Activa Asset Management LLC, 2905 Lucerne SE, Grand Rapids, MI 49546, Assistant Secretary and Assistant Treasurer

JVA Enterprises, LLC, 2905 Lucerne SE, Grand Rapids, MI 49546, Investment
Manager

Activa Asset Management LLC (formerly Amway Management Co.) , 2905 Lucerne SE, Grand Rapids, MI 49546, Supervisor of Investment Operations (1997 - 2001)

Stokes & Company, 40 Pearl Street, Grand Rapids, MI 49503, Financial Analyst (1996-1997)

Warwick, Campbell & Banister, 140 Royal Palm Way, Palm Beach, FL - Legal Assistant (1983 - 1990)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of Individuals who Determine General Investment Advice Given to Clients:

ANDERSON, KENNETH W. (born 1948)
Education:
Harvard Business College (MBA 1976)
Harvard College (BA 1970)

Business Background:
Mr. Anderson joined the investment research department of Morgan Guaranty's Trust and Investment Division in 1976. Named as an Assistant Vice President in 1978, he moved to the Equity and Balanced Investment Management Group and was named Vice President in 1980 and Managing Director in 1985. From 1987 to 1997, he was head of J.P. Morgan Investment Management Inc.'s London office. Mr. Anderson is currently head of Global Investments, and a Managing Director of J.P. Morgan Investment Management Inc. (JPMFAM(USA)), an affiliated investment advisor.

AZELBY, JOSEPH K. (born 1962)
Education:
New York University (MBA 1991)
Harvard University (BA 1984)

Business Background:
Mr. Azelby is currently head of J.P. Morgan Investment Management's Real Estate Investment business. Mr. Azelby chairs the Real Estate Group's Executive Committee and Real Estate Coordinator Committee, respectively. Prior to joining the Real Estate Group, Mr. Azelby led the Mortgage Investment Strategy Group where, as a portfolio manager, he specialized in both public and private mortgages and other asset back securities. He joined Morgan in 1985 after playing in the National Football League for the Buffalo Bills. Mr Azelby is a Managing Director of J.P. Morgan Investment Management Inc. and JPMFAM(USA).

NELSON III, FREDRIC (born 1957)
Education:
University of Chicago (MBA, 1981)
Wharton School University of Pennsylvania (BS, 1979)

Business Background:
Mr. Nelson is currently head of U.S. Equity and a managing director of J.P. Morgan Investment Management. Mr. Nelson is also a Managing Director of JPMFAM(USA). Prior to assuming his current responsibilities, Mr. Nelson was the head of U.S. Structured Equity products. Mr. Nelson joined JPMIM in 1996 as a Vice President in the Structured Equity group. Prior to joining JPMIM, Mr. Nelson was head of Global Quantitative Applications for Bankers Trust.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of Individuals who Determine General Investment Advice Given to Clients:



OSWALD, RICHARD (born 1949)
Education:
Rochester Institute of Technology (MBA, 1979)
University of Toronto (BA, 1971)

Business Background:
Mr. Oswald is currently located in London and is Head of International Fixed Income and a Managing Director of J.P. Morgan Investment Management. Mr. Oswald is also a Managing Director of JPMFAM(USA). Prior to assuming his current responsibilities, Mr. Oswald was located in New York and served as the Head of Short-Term Fixed Income for JPMIM. Prior to joining J.P. Morgan, Mr. Oswald was with CBS Inc., where he served as Corporate Treasurer and President of the company's investment subsidiary. In this capacity, he managed a portfolio invested in a broad range of fixed income securities including preferred stocks and tax-exempt bonds. Before this, Mr. Oswald also held financial positions with Primerica Corporation and PricewaterhouseCoopers. Mr. Oswald is a Certified Public Accountant.

SKIBELI, HELGE (BORN 1961)
Education:
University of Wisconsin (MBA, 1990)
Norwegian School of Management (MA, 1986)

Business Background:
Mr. Skibeli joined JP Morgan Chase in 1990. He is currently head of U.S. Equity Research and a Managing Director of J.P. Morgan Investment Management and of UPMFAM(USA). Prior to assuming his current responsibilities, Mr Skibeli was head of both the Pacific Rim (excluding Japan Research), and head of both UP Morgan Investment Management (Singapore) and Investment for Asia Pacific (excluding Japan), respectively. Previously, he was an analyst in the Equity Research Department in London. Mr. Skibeli holds a Chartered Financial Analyst designation.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of Individuals who Determine General Investment Advice Given to Clients:


TEATOM, ROBERT J. (born 1953)
Education:
New York University (M.A. in Economics)
State University of New York in Albany (1975)

Business Background:
Mr. Teatom is a Managing Director of J.P. Morgan Investment Management and is head of the U.S. Fixed Income Group. He is also Managing Director of UPMFAM(USA). Mr. Teatom is responsible for U.S. active fixed income strategy and the coordination of global fixed income strategy for U.S. investors. Mr. Teatom joined Morgan Guaranty in 1975 as trader of money market and U.S. Government securities before becoming a portfolio manager. Moving to London in 1986, he managed both dollar and non-dollar fixed income portfolios and returned to New York in 1989.

UNREIN, LAWRENCE M. (born 1956)
Education:
Wharton School, University of Pennsylvania (MBA, 1988)
State University of New York (BA, 1979)

Business Background:
Mr. Unrein is a Managing Director of J.P. Morgan Investment Management and JPMFAM(USA). Mr. Unrein joined J.P. Morgan Investment in 1997 as a Vice President. He is the head of the Private Equity Group. Prior to joining JPMIM in 1997, Mr. Unrein spent 17 years with AT&T Investment Management Corp. (ATTIMCO), an investment management subsidiary of AT&T, where he was responsible for managing the public and private equity and fixed income portion of $80 billion in corporate employee benefit funds. He also holds a Chartered Financial Analyst designation, and is a Certified Public Accountant.

FORERO, PABLO (BORN 1956)
Education:
Madrid UAM University (Master, 1980)

Business Background:
Mr. Ferero is Chief Investment Officer of JPMorgan Fleming Asset Management International Equities. Mr Forero is a Managing Director of JP Morgan Investment Management and Director of JPMFAM(L). Mr. Forero joined JP Morgan Investment Management in 1990 as head of Investment Management for Spain and Portugal. Prior to his current responsibilities, he was responsible for multi asset accounts business in Europe. Prior to joining JP Morgan Investment Management, Mr. Forero spent six years at Manufacturers Hanover Trust Bank as head of Global Markets.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


Education and Business Background of Individuals who Determine General Investment Advice Given to Clients:


PORTER, MARTIN R. (BORN 1957)
Education:
University of Wales, Aberystwyth (BSc (Hons) Economics 1978)

Business Background:
Mr. Porter is Chief Investment Officer of the equity and balanced investment process globally for the JPMorgan Fleming Asset Management business. An officer of J.P. Morgan Chase & Co. since 1984, Mr. Porter previously held a number of positions in the organization including Director of Jardine Fleming Group and President of Jardine Fleming Investment Trust and Advisory Company Limited, Tokyo. Prior to joining J.P. Morgan Chase & Co., Mr. Porter was employed with Guardian Royal Exchange as an Investment Analyst and was subsequently appointed Fund Manager.

BERNSTEIN, SETH P. (BORN 1961)
Education:
Haverford College (BA 1984)

Business Background:
Mr. Bernstein is currently the Chief Executive Officer of JPMFAM Global Fixed Income, which includes fixed income activities of JPMIM and affiliated investment advisors that share JPMIM's portfolio and trading platform, and a Managing Director of J.P. Morgan Chase & Co. Previously, Mr. Bernstein was the Chief Financial Officer of J.P. Morgan Chase's Investment Management & Private Banking business ("IMPB"), which incorporates JPMorgan Fleming Asset Management and JPMorgan Private Bank. He also held a variety of roles in the Investment Bank, including the role as head of the coverage team, which managed J.P. Morgan Chase & Co.'s relationships with U.S. & Canadian telecom services companies. Mr. Bernstein joined J.P. Morgan in 1984 and has since undertaken assignments with the private placement group, equity capital markets group, and later led J.P. Morgan's emerging markets and non-investment grade underwriting activities.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


Education and Business Background of the Board of Directors and Other Chief
Officers:

GEORGE GATCH (BORN 1962)
Education:
Washington University (BA 1986)

Business Background:
Mr. Gatch is Director and Managing Director of JPMFAM(USA), JPMIM, and RFI. He is also the President of JP Morgan Funds. He joined J.P. Morgan in 1986, and has since held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, among other positions in business management, marketing, and sales.

GUERNSEY, EVENLYN (1955)
Education:
Smith College (BA Economics 1977)

Business Background:
Ms. Guernsey is currently President, Managing Director, and Director of JPMFAM(USA), RFI and J.P. Morgan Investment Management, and Chief Executive Officer of Institutional Sales and Services. She is also President and Director of J.P. Morgan Fleming Asset Management Holdings Inc. and J.P. Morgan Fleming Asset Management (Asia) Inc.; Managing Director of JPMorgan Chase Bank; and Director of J.P. Morgan Institutional Investments Inc., previously known as J.P. Morgan Advisors Inc., and JPMAC Holdings Inc. Ms. Guernsey joined J.P. Morgan in 1977.

SCIBETTA, PAUL L. (1961)
Education:
University of Pittsburgh School of Law (JD 1991)
James Madison University (BS 1983)

Business Background:
Mr. Scibetta is a Managing Director of J.P. Morgan Investment Management and the head of legal for J.P. Morgan Chase & Co.'s asset management business in the Americas. He is also the Chief Fiduciary Officer for JPMFAM's global business. Prior to joining J.P. Morgan Investment Management in June 2001, Mr. Scibetta served as head of legal for J.P. Morgan's asset management and private banking business in Europe (based in London) from 1999 to 2001 and in Asia (based in Tokyo) from 1997 to 1999. Mr. Scibetta has also held an associate position at the law firm fo Cleary Gottlieb Steen & Hamilton from 1992 to 1997.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


Education and Business Background of the Board of Directors and Other Chief
Officers:

SMITH, THOMAS (born 1955)
Education:
St. John's University (BS, Accounting/Economics, 1977)

Business Background:
Mr. Smith is the Chief Compliance Officer for J.P. Morgan Chase & Co.'s asset management business in the Americas and a Vice President of J.P. Morgan Investment Management. Mr. Smith is also a Vice President of JPMFAM (USA) and Robert Fleming Inc. Prior to joining J.P. Morgan Investment Management in 1996, Mr. Smith worked in the Investment Management - Risk Management/Compliance group for The Chase Manhattan Corporation. Mr. Smith has also served in various financial management and internal audit capacities, respectively in the pharmaceuticals and fleet rental industries. Mr. Smith is a Certified Public Accountant and a Certified Financial Planner.

MOORE, KENNETH M. (1970)
Education:
New York University (MBA 1999)
St. Peter's College (BS Accounting 1991)

Business Background:
Mr. Moore is currently Vice President and Chief Financial Officer of J.P. Morgan Investment Management, JPMFAM(USA), and RFI. Prior to joining J.P. Morgan in 1994, Mr. Moore was an auditor with KPMG Peat Marwick from 1991 to 1994. Mr. Moore is a Certified Public Accountant.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


Education and Business Background of the Board of Directors and Other Chief
Officers:

WHITE, MARK BARRY EWART (born 1955)
Education:
St. Johns College at Oxford University (MA Politics, Philosophy, and Economics, 1976)

Business Background:
Mr. White is currently a Director of J.P. Morgan Investment Management, and the Head of International Institutional Business for JPMFAM He is also the President, Chief Executive Officer, and Director of JPMFAM(L). He is responsible for institutional clients in EMEA (Europe, Middle East and Africa), Asia, and Japan. He joined Fleming in 1976 as a research analyst and has since held various positions within the business. In June 2002, Mr. White was appointed Director of J.P. Morgan Trust Bank Limited and J.P. Morgan Fleming Asset Management (Japan) Limited. Previously Mr. White was the Chief Executive of JF Asset Management and Chased Fleming Asset Management (UK) Ltd. In 1996 he was appointed Chief Operating Officer of JF Asset Management Limited. In 1993 he was investment director of Save & Prosper Group Ltd. and the Fleming Flagship Fund in London. Mr. White was a founder Director of Jardine Fleming Unit Trusts Ltd., in 1998, based in Hong Kong, where he was appointed Director of Jardine Fleming Holdings Ltd. in 1985. Mr. White was a member of Fleming Investment Management's International Portfolios Group in 1983, in London. In 1980 he was appointed Vice President of Rowe Price-Fleming International based in the U.S.

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC

MCDONNELL INVESTMENT MANAGEMENT, LLC ("McDonnell") is a sub-adviser for the Registrant's Intermediate Bond Fund. The principal business address of McDonnell is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell is an investment adviser registered under the Investment Advisers Act of 1940.


NAME AND POSITION WITH                                     CONNECTION WITH
INVESTMENT ADVISER       NAME OF OTHER COMPANY             OTHER COMPANY

Dennis John McDonnell    Union Bancorp, Inc.               Chairman and Director
Manager and Chairman

                         Trans Pacific Bancorp             Director

                         Merritt Research Services, LLC    Executive Committee
                                                           Member

                         MCM Group, Inc.                   Director
                         (Through 12/01)

                         McCarthy, Crisanti & Maffei, S.A. Director
                         (Through 12/01)

                         MCM Asia Pacific Co., Ltd.        Director, Chairman
                         (Through 12/01)

                         Global Decisions Group LLC        Director
                         (Through 12/01)

Edward Allen Treichel    Van Kampen Management Inc.        Senior Vice President
President and CEO        (Through 10/31/01)

                         Van Kampen Funds Inc.             Agent
                         (Through 10/31/01)

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC

NAME AND POSITION WITH                                                              CONNECTION WITH
INVESTMENT ADVISER                      NAME OF OTHER COMPANY                       OTHER COMPANY

Michael Paul Kamradt                    Van Kampen Management Inc.                  Senior Vice President
Executive Managing Director             (Through 10/31/01)
and Chief Investment Officer
                                        Van Kampen Asset Management Inc.            Senior Vice President
                                        (Through 10/31/01)

                                        Van Kampen Investment Advisory              Senior Vice President
                                        Corp. (Through 10/31/01)

                                        Van Kampen Funds Inc.                       Agent
                                        (Through 10/31/01)

John Martin McCareins                   Van Kampen Management Inc.                  Senior Vice President
Executive Managing Director             (Through 10/31/01)
and Chief Marketing Officer

                                        Van Kampen Funds Inc.                       Agent
                                        (Through 10/31/01)

James Joseph Boyne                      Van Kampen Management Inc.                  Senior Vice President &
Executive Managing Director,            (Through 2/02/01)                           Deputy General Counsel
General Counsel & CCO
                                        Van Kampen Investment Advisory              Senior Vice President &
                                        Corp. (Through 2/02/01)                     Deputy General Counsel

                                        Van Kampen Investments Inc.                 Senior Vice President &
                                        (Through 2/02/01)                           Deputy General Counsel

                                        Van Kampen Funds Inc.                       Senior Vice President &
                                        (Through 2/02/01)                           Deputy General Counsel

                                        Van Kampen Advisors Inc.                    Senior Vice President &
                                        (Through 2/02/01)                           Deputy General Counsel



                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC
NAME AND POSITION WITH                                                              CONNECTION WITH
INVESTMENT ADVISER                      NAME OF OTHER COMPANY                       OTHER COMPANY

James Joseph Boyne                      Van Kampen Asset Management                 Senior Vice President &
(continued)                             Inc. (Through 2/02/01)                      Deputy General Counsel

                                        Van Kampen Investor Services Inc.           Senior Vice President &
                                        (Through 2/02/01)                           Deputy General Counsel

                                        Van Kampen Insurance Agency of              Senior Vice President &
                                        Illinois Inc. (Through 2/02/01)             Deputy General Counsel

                                        Van Kampen Recordkeeping                    Senior Vice President &
                                        Services, Inc. (Through 2/02/01)            Deputy General Counsel

F. Brian Cerini                         Western International Securities, Inc.      Independent Contractor
Managing Director                       (Through 04/30/02)

                                        Bluebase Systems Incorporated               President
                                        (Through 04/30/02)

Peter Lydon Clerkin                     Van Kampen Management Inc.                  Vice President
Managing Director                       (Through 10/31/01)

                                        Van Kampen Funds Inc.                       Agent
                                        (Through 10/31/01)





                                      C-94



                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC
NAME AND POSITION WITH                                                                CONNECTION WITH
INVESTMENT ADVISER                      NAME OF OTHER COMPANY                         OTHER COMPANY
Mark Joseph Giura                       Van Kampen Management Inc.                    Vice President
Managing Director                       (Through 10/31/01)

                                        Van Kampen Asset Management Inc.              Vice President
                                        (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)

                                        Van Kampen Investment                         Vice President
                                        Advisory Corp. (Through 10/31/01)

James Walter Pittinger                  Van Kampen Management Inc.                    Vice President
Managing Director                       (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)

Stephen Wlodarski                       Van Kampen Management Inc.                    Vice President
Managing Director                       (Through 10/31/01)

                                        Van Kampen Advisors Inc.                      Vice President
                                        (Through 10/31/01)

                                        Van Kampen Asset Management                   Vice President
                                        Inc. (Through 10/31/01)

                                        Van Kampen Investment Advisory                Vice President
                                        Corp. (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)




                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC
NAME AND POSITION WITH                                                                CONNECTION WITH
INVESTMENT ADVISER                      NAME OF OTHER COMPANY                         OTHER COMPANY
Richard A. Ciccarone                    Merritt Research Services, LLC                Manager, Chairman,
President Managing Director

                                        Van Kampen Asset Management                   Senior Vice President
                                        Inc. (Through 08/31/01)

                                        Van Kampen Investment Advisory                Senior Vice President
                                        Corp. (Through 08/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 08/31/01)

                                        Van Kampen Investments Inc.                   Sr. Vice President
                                        (Through 08/31/01)

Dirck Dwayne Davis                      Van Kampen Management Inc.                    Vice President
Vice President                          (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)

Timothy H. Cook                         Van Kampen Management Inc.                    Vice President
Vice President                          (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)





                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC
NAME AND POSITION WITH                                                                CONNECTION WITH
INVESTMENT ADVISER                      NAME OF OTHER COMPANY                         OTHER COMPANY
Diana Fay Jensen                        Van Kampen Management Inc.                    Vice President
Vice President                          (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)

James Grabovac                          Self-Employed                                 Sole-Proprietor
Vice President                          (Through 07/21/02)

Christopher L. Oswald                   Van Kampen Investments Inc.                   Vice President
Vice President                          (Through 12/31/02)

Daniel T. Vande Velde                   Van Kampen Management Inc.                    Vice President
Vice President                          (Through 10/31/01)

                                        Van Kampen Funds Inc.                         Agent
                                        (Through 10/31/01)










                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP
("Wellington Management") is 75 State Street, Boston, Massachusetts 02109.
Wellington Management is an investment adviser registered under the Investment
Advisers Act of 1940.
--------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                         NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
           INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------
Kenneth Lee Abrams                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Nicholas Charles Adams                     Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Rand Lawrence Alexander                                      --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Deborah Louise Allinson                    Wellington Trust Company, NA            Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Steven C. Angeli                                             --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
James Halsey Averill                                         --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
John F. Averill                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
--------------------------------------------------------------------------------------------------------------------
Karl E. Bandtel                            Wellington Global                       Sr. Vice President
  Partner                                  Administrator, Ltd.

                                           Wellington Global Holdings,             Sr. Vice President
                                           Ltd.

                                           Wellington Hedge                        Sr. Vice President
                                           Management, Inc.
--------------------------------------------------------------------------------------------------------------------
Mark James Beckwith                                          --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
James A. Bevilacqua                        Wellington Hedge Management, Inc.       Sr. Vice President
  Partner
                                           Wellington Global Holdings, Ltd.        Sr. Vice President

                                           Wellington Global Administrator, Ltd.   Sr. Vice President
--------------------------------------------------------------------------------------------------------------------

                                      C-98


--------------------------------------------------------------------------------------------------------------------
Kevin J. Blake                             Wellington Global Administrator, Ltd.   Director
  Partner
                                           Wellington Global Holdings, Ltd.        Director

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Management Global            Director
                                           Holdings, Ltd.
--------------------------------------------------------------------------------------------------------------------
William Nicholas Booth                                       --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Michael J. Boudens                         Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
--------------------------------------------------------------------------------------------------------------------
Paul Braverman                             Wellington Global Administrator, Ltd.   Chairman, Director & Treasurer
  Partner
                                           Wellington Global Holdings, Ltd.        Chairman, Director & Treasurer

                                           Wellington Hedge Management, Inc.       Treasurer

                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Management Global            Chairman, Director & Treasurer
                                           Holdings, Ltd.

                                           Wellington Management International     Director & Finance Officer
                                           Ltd

                                           Wellington Trust Company, NA            Vice President and Treasurer/Cashier
--------------------------------------------------------------------------------------------------------------------


                                      C-99


--------------------------------------------------------------------------------------------------------------------
Robert A. Bruno                                              --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Michael T. Carmen                                            --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Maryann Evelyn Carroll                                       --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
William R.H. Clark                         Wellington International Management     Managing Director
  Partner                                  Company Pte Ltd.
--------------------------------------------------------------------------------------------------------------------
John DaCosta                                                 --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Pamela Dippel                              Wellington Trust Company, NA            Director & Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Scott M. Elliott                                             --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Robert Lloyd Evans                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
David R. Fassnacht                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Lisa de la Fuente Finkel                   Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
--------------------------------------------------------------------------------------------------------------------
Mark T. Flaherty                           Wellington Trust Company, NA            Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Charles Townsend Freeman                                     --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Laurie Allen Gabriel                       Wellington Global Administrator, Ltd.   Sr. Vice President
  Managing Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President & Director

                                           Wellington Trust Company, NA            Vice President
--------------------------------------------------------------------------------------------------------------------
Ann C. Gallo                                                 --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------


                                      C-100


--------------------------------------------------------------------------------------------------------------------
Nicholas Peter Greville                    Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Management International     Director
                                           Ltd
--------------------------------------------------------------------------------------------------------------------
Paul J. Hamel                              Wellington Trust Company, NA            Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
William J. Hannigan                        Wellington Global Administrator, Ltd.   Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
--------------------------------------------------------------------------------------------------------------------
Lucius Tuttle Hill, III                                      --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
James P. Hoffmann                                            --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Jean M. Hynes                              Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Paul David Kaplan                                            --
  Partner
--------------------------------------------------------------------------------------------------------------------
Lorraine A. Keady                          Wellington Global Administrator, Ltd.   Deputy Chairman & Director
  Partner
                                           Wellington Global Holdings, Ltd.        Deputy Chairman & Director

                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Trust Company, NA            Vice President, Trust Officer

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington International Management     Director
                                           Company Pte Ltd

                                           Wellington Management Global            Deputy Chairman & Director
                                           Holdings, Ltd.
--------------------------------------------------------------------------------------------------------------------

                                      C-101


--------------------------------------------------------------------------------------------------------------------
John Charles Keogh                         Wellington Trust Company, NA            Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
George Cabot Lodge, Jr.                    Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President
--------------------------------------------------------------------------------------------------------------------
Nancy Therese Lukitsh                      Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President & Director
--------------------------------------------------------------------------------------------------------------------
Mark Thomas Lynch                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Mark D. Mandel                             Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Christine Smith Manfredi                   Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Global Holdings, Ltd.        Sr. Vice President

                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President
--------------------------------------------------------------------------------------------------------------------
Earl Edward McEvoy                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------


                                      C-102


--------------------------------------------------------------------------------------------------------------------
Duncan Mathieu McFarland                   Wellington Hedge Management, Inc.       Chairman & Director
  Managing Partner
                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington Trust Company, NA            Vice President & Director
--------------------------------------------------------------------------------------------------------------------
Paul Mulford Mecray III                                      --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Matthew Edward Megargel                                      --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
James Nelson Mordy                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Diane Carol Nordin                         Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President & Director

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington International Management     Director
                                           Company Pte Ltd
--------------------------------------------------------------------------------------------------------------------
Stephen T. O'Brien                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Andrew S. Offit                                              --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Edward Paul Owens                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Saul Joseph Pannell                        Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------


                                      C-103


--------------------------------------------------------------------------------------------------------------------
Thomas Louis Pappas                                          --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Jonathan Martin Payson                     Wellington Trust Company, NA             President, Chairman of the Board,
  Partner                                                                           Director
--------------------------------------------------------------------------------------------------------------------
Philip H. Perelmuter                                         --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Robert Douglas Rands                       Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
James Albert Rullo
  Partner
--------------------------------------------------------------------------------------------------------------------
John Robert Ryan                           Wellington Hedge Management, Inc.       Director
  Managing Partner
--------------------------------------------------------------------------------------------------------------------
Joseph Harold Schwartz                                       --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
James H. Shakin                                              --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Theodore Shasta                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Andrew J. Shilling                                           --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Binkley Calhoun Shorts                                       --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Scott E. Simpson                           Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Trond Skramstad                                              --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Stephen Albert Soderberg                                     --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Eric Stromquist                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Brendan James Swords                       Wellington Global Administrator, Ltd.   President
  Partner
                                           Wellington Global Holdings, Ltd.        President

                                           Wellington Hedge Management, Inc.       President

                                           Wellington Management Global            President
                                           Holdings, Ltd.
--------------------------------------------------------------------------------------------------------------------

                                      C-104


--------------------------------------------------------------------------------------------------------------------
Harriett Tee Taggart                                         --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Frank L. Teixeira                                            --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Perry Marques Traquina                     Wellington Trust Company, NA            Vice President & Director
  Partner
                                           Wellington Management International     Director and Chairman of the Board
                                           Ltd

                                           Wellington International Management     Director and Chairman of the Board
                                           Company Pte Ltd
--------------------------------------------------------------------------------------------------------------------
Gene Roger Tremblay                                          --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Nilesh P. Undavia                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
--------------------------------------------------------------------------------------------------------------------
Clare Villari                                                --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Kim Williams                                                 --                                      --
  Partner
--------------------------------------------------------------------------------------------------------------------
Itsuki Yamashita                           Wellington International Management     Sr. Managing Director
  Partner                                  Company Pte Ltd.
--------------------------------------------------------------------------------------------------------------------

Please note the principal business address for Wellington Hedge Management, Inc.
and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six
Battery Road, Ste. 17-06, Singapore 049909. The principal business address for
Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and
Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street,
PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for
Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
State Street Research  &    Investment Adviser             Various investment                        Boston, MA
Management Company                                         Advisory clients

Abbott, Christopher C.      Managing Director              State Street Research.                    Boston, MA
Managing Director                                          Investment Services, Inc.
(Executive Vice President   Vice President                 State Street Research                     Boston, MA
until 4/02)
                                                           Institutional Funds

Austin, Christopher P.      Vice President                 State Street Research.                    Boston, MA
Vice President                                             Investment Services, Inc.

Barghaan, Dennis C.         Managing Director              State Street Research                     Boston, MA
Managing Director                                          Investment Services, Inc.
(Senior Vice President
until 4/02)

Bigley, Gary M.             None
Vice President

Borghi, Peter               Senior Vice President          State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Borzilleri, John            Vice President                 State Street Research                     Boston, MA
Managing Director                                          Financial Trust
(Senior Vice President      IBT Fund Advisor               Schroder Ventures Life                    Boston, MA
until 4/02)
                            (Until 11/01)                  Science Advisers
                            Senior Vice President          State Street Research                     Boston, MA
                            (Until 8/01)                   & Management Co.

Boss, Marilyn O.            Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                            Vice President (Until 4/01)    Deutsche Banc Alex. Brown                 Boston, MA


                                      C-106




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Bradford, Daniel F.         Vice President and Counsel     State Street Research                     Boston, MA
Vice President and Counsel                                 Investment Services, Inc.
                            Acting General Counsel         DDJ Capital Management, LLC               Boston, MA
                            (Until 1/02)
                            Associate                      Goodwin Procter LLP                       Boston, MA
                            (Until 8/01)

Bray, Michael J.            None
Managing Director
(Senior Vice President
until 4/02)

Brezinski, Karen            None
Vice President

Bruno, Thomas               Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Buffum, Andrea L.           None
Vice President

Burbank, John F.            Vice President                 State Street Research                     Boston, MA
Managing Director                                          Capital Trust
(Senior Vice President
until 4/02)

Calame, Mara D.             Senior Vice President,         State Street Research                     Boston, MA
Senior Vice President,      Assistant Clerk and Counsel    Investment Services, Inc.
Assistant Secretary,
and Counsel
(Vice President until 4/02)

Callahan, Michael           None
Vice President

                                      C-107




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Carley, Linda C.            Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Carstens, Linda C.          Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)

Clay, Janet L.              Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                            Vice President (Until 10/01)   John Hancock Funds                        Boston, MA

Crane, George               Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
                            Senior Vice President          Putnam Investments                        Boston, MA
                            (Until 12/01)

Creelman, Christine A.      Director/Credit Research       Freedom Capital                           Boston, MA
Vice President              (Until 11/01)
                            Senior Vice President          Back Bay Advisors, LP                     Boston, MA
                            (Until 6/01)

Cullen, Terrence J.         Senior Vice President,         State Street Research                     Boston, MA
Senior Vice President,      Assistant Clerk and Counsel    Investment Services, Inc.
Assistant
Secretary and Counsel
(Vice President until 4/02) Assistant Secretary            State Street Research                     Boston, MA
                                                           Capital Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Exchange Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Growth Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Master Investment Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Securities Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Equity Trust

                                      C-108




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Cullen, Terrence J.         Assistant Secretary            State Street Research                     Boston, MA
(continued)                                                Financial Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Income Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Money Market Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                            Assistant Secretary            State Street Research                     Boston, MA
                                                           Institutional Funds

Davis, Richard S.           Chairman, President and Chief  State Street Research                     Boston, MA
Director, Chairman of       Executive Officer              Equity Trust
the Board, President and    Chairman, President and Chief  State Street Research                     Boston, MA
Chief Executive
Officer                     Executive Officer              Income Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Tax-Exempt Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Capital Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Exchange Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Growth Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA



                                      C-109




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Davis, Richard S.           Executive Officer              Master Investment Trust
(continued)                 Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Institutional Funds
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Securities Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Money Market Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Financial Trust
                            Chairman, President and Chief  State Street Research                     Boston, MA
                            Executive Officer              Investment Services, Inc.
                            President and Chief            SSRM Holdings, Inc.                       Boston, MA
                            Executive Officer

Davis, Robert D.            Vice President                 Wellington Management                     Boston, MA
Senior Vice President       (Until 3/01)                   Company
(Vice President until 4/02)

DeMarco, John               Senior Equity Trader           GRT Capital Partners                      Boston, MA
Vice President              (until 6/02)

Depp, Maureen G.            Vice President                 State Street Research                     Boston, MA
Managing Director                                          Securities Trust
(Senior Vice President      Vice President                 State Street Research                     Boston, MA
until 4/02)
(Vice President until 4/01)                                Institutional Funds


                                      C-110




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
DeVeuve, Donald             Vice President                 State Street Research                     Boston, MA
Senior Vice President                                      Income Trust
(Vice President until 4/02)                                State Street Research                     Boston, MA
                                                           Securities Trust
                                                           State Street Research                     Boston, MA
                                                           Institutional Funds

Dowd, Edward                Technology Sector Leader       Independence Investment LLC               Boston, MA
Vice President

D'Vari, Ronald              None
Managing Director
(Senior Vice President
until 4/02)

Evascu, Caroline            Vice President                 SG Cowen Asset                           New York, NY
Vice President              (Until 8/01)                   Management

Even, Karen L.              Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Farden, R. Scott            Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
                            Senior Vice President          Fidelity Management Trust                 Boston, MA
                                                           Company

Fechter, Michael            Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                            Vice President (Until 4/01)    Standish, Ayer & Wood                     Boston, MA

Federoff, Alex G.           Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.



                                      C-111




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Feliciano, Rosalina         Vice President                 State Street Research                     Boston, MA
Senior Vice President                                      Income Trust
(Vice President until 4/02)                                State Street Research                     Boston, MA
                                                           Securities Trust
                                                           State Street Research                     Boston, MA
                                                           Institutional Funds

Feeney, Kimberley           Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Ficco, Bonnie A.            Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Finucane, Thomas            Vice President                 John Hancock Funds                        Boston, MA
Senior Vice President       (Until 7/02)

Fleno, Phyllis A.           None
Vice President

Fochtman, Jr., Leo          None
Vice President

Forcione, Anthony F.        None
Vice President

Freking, Dean M.            Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Frey, Kenneth               None
Senior Vice President
(Vice President until 4/02)



                                      C-112




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Gallivan, Jr., Edward T.      Vice President               State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Equity Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Financial Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Income Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Money Market Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Capital Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Exchange Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Growth Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Master Investment Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Securities Trust
                              Assistant Treasurer          State Street Research                     Boston, MA
                                                           Institutional Funds

Garrelick, Jenine K.          Vice President               State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
(Asst. Vice President until
4/02)

Goodman, Stephanie B.         Vice President               State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.



                                      C-113




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Goodwin, C. Kim             Chief Investment Officer       American Century                        Kansas City, MO
Managing Director           (Until 8/02)                   Investment Management
Chief Investment Officer    Vice President                 State Street Research                     Boston, MA
-- Equities
                                                           Capital Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Equity Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Exchange Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Financial Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Growth Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Income Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Institutional Funds
                            Vice President                 State Street Research                     Boston, MA
                                                           Master Investment Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Securities Trust
Govoni, Electra             None
Senior Vice President
(Vice President until 4/02)

Grace, Evan S.              Vice President                 State Street Research                     Boston, MA
Vice President                                             Institutional Funds

Haagensen, Paul             Senior Vice President          Putnam Investments                        Boston, MA
Senior Vice President       (Until 8/02)

Hadelman, Peter J.          Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.




                                      C-114




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Hagstrom, Thomas W.         Vice President                 Lehman Brothers                           Boston, MA
Senior Vice President       (Until 7/01)
(Vice President until 4/02)

Harrington, Heidi           Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)

Hasson, Ira P.              Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)

Haverty, Lawrence J.        None
Managing Director
(Senior Vice President
until 4/02)

Heineke, George R.          None
Vice President

Holland, Thomas             Managing Director              State Street Research                     Boston, MA
Managing Director                                          Investment Services, Inc.
(Senior Vice President
until 4/02)
(Vice President Until 4/01)




                                      C-115




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Kallis, John H.             Vice President                 State Street Research                     Boston, MA
Senior Vice President                                      Financial Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Income Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Money Market Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Securities Trust
                            Trustee                        705 Realty Trust                       Washington, D.C.

Kasper, M. Katherine        Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)

Kayajanian, Jeffrey D.      Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Kiessling, Dyann H.         None
Vice President

Kitterman, Melissa B.       None
Vice President
(Asst. Vice President
until 4/02)

Krauss, Clifford            Vice President                 State Street Research                     Boston, MA
Managing Director                                          Institutional Funds
(Senior Vice President
until 4/02)





                                      C-116




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Lafferty, David F.          Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                            Senior Investment Strategist   Metropolitan Life                        New York, NY
                            (Until 4/01)                   Insurance Company

Langholm, Knut              Vice President                 State Street Research                     Boston, MA
Senior Vice President                                      Institutional Funds

Leary, Eileen M.            Vice President                 State Street Research                     Boston, MA
Senior Vice President                                      Capital Trust
(Vice President until 4/02)

Leese, Reginald             None
Senior Vice President
(Vice President until 4/02)

Lindsey, Jeffrey            Managing Director              Putnam Investments                        Boston, MA
Managing Director           (Until 8/02)

Loew, Christopher R.        Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                            Assistant Vice President       Putnam Investments                        Boston, MA
                            (Until 2/01)

Lomasney, Mary T.           Senior Vice President          State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)




                                      C-117




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Lombardo, John S.           Managing Director              State Street Research                     Boston, MA
Managing Director,          and Chief Financial Officer    Investment Services, Inc.
Chief Financial Officer     Vice President                 State Street Research                     Boston, MA
and Director                                               Capital Trust
(Executive Vice President   Vice President                 State Street Research                     Boston, MA
until 4/02)
                                                           Equity Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Exchange Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Financial Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Growth Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Income Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Master Investment Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Money Market Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Securities Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                            Vice President                 State Street Research                     Boston, MA
                                                           Institutional Funds
                            Senior Vice President          Metropolitan Property and                 Warwick, RI
                            (Until 7/01)                   Casualty Insurance Co.

Lord, Peter D.              Vice President                 State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.




                                      C-118




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Lubas, Amy C.               None
Vice President

Markel, Gregory S.          Vice President                 State Street Research                     Boston, MA
Vice President                                             Master Investment Trust

Martin, Gloria J.           None
Vice President

McGrath, Ann E.             None
Vice President

McKenna, Barbara            Director                       Standish, Ayer &                          Boston, MA
Managing Director           (Until 7/01)                   Wood
(Senior Vice President
until 4/02)


McKown, Elizabeth G.        Managing Director              State Street Research                     Boston, MA
Managing Director                                          Investment Services, Inc.
(Senior Vice President
until 4/02)






                                      C-119





                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
McNamara, III, Francis J.      Managing Director,          State Street Research                     Boston, MA
Managing Director,             Clerk and General Counsel   Investment Services, Inc.
Secretary and General Counsel  Secretary                   State Street Research                     Boston, MA
(Executive Vice President                                  Master Investment Trust
until 4/02)
                               Secretary                   State Street Research                     Boston, MA
                                                           Capital Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Exchange Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Growth Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Securities Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Equity Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Financial Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Income Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Money Market Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                               Secretary                   State Street Research                     Boston, MA
                                                           Institutional Funds
                               Secretary and General       SSRM Holdings, Inc.                       Boston, MA
                               Counsel

Monahan, Kenneth               Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                               Director                    Standish, Ayer &                          Boston, MA
                               (Until 9/01)                Wood





                                      C-120





                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Monks, David                   Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                               Vice President              Zurich Scudder Investments                Boston, MA
                               (Until 4/01)

Moore, James                   None
Vice President

Morey, Andrew F.               None
Vice President

Moran, Mary Ruth               Managing Director and Head  State Street Research                     Boston, MA
                               of
Managing Director and Head of  Information Technology and  Investment Services, Inc.
Information Technology and     Administrative Operations
Administrative Operations      President                   Precipio Partners                         Boston, MA
(Executive Vice President      (Until 4/01)                (Formerly M R Moran & Co.)
until 4/02)

O'Connell, Deidre M.E.         Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
(Asst. Vice President until
4/02)

O'Connor III, Daniel W.        Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
(Asst. Vice President until
4/02)

Passalacqua, Barbara           None
Vice President
(Assistant Vice President
until 4/01)






                                      C-121




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Rawlins, Jeffrey A.            Vice President              State Street Research                     Boston, MA
Managing Director                                          Institutional Funds
(Senior Vice President until
4/02)

Refojo, Michael F.             Managing Director           State Street Research                     Boston, MA
Managing Director                                          Investment Services, Inc.
(Senior Vice President until
4/02)

Reiser, Jennifer               Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
(Asst. Vice President until
4/02)

Rice III, Daniel Joseph        Vice President              State Street Research                     Boston, MA
Senior Vice President                                      Equity Trust

Rolnick, Michael A.            None
Vice President

Romich, Douglas A.             Treasurer                   State Street Research                     Boston, MA
Senior Vice President                                      Equity Trust
and Treasurer                  Treasurer                   State Street Research                     Boston, MA
                                                           Financial Trust
Romich, Douglas A.             Treasurer                   State Street Research                     Boston, MA
                                                           Income Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Money Market Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Capital Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Exchange Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Growth Trust
                               Treasurer                   State Street Research                     Boston, MA
                                                           Institutional Funds
                               Treasurer                   State Street Research                     Boston, MA
                                                           Master Investment Trust




                                      C-122




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Romich, Douglas A.             Treasurer                   State Street Research                     Boston, MA
(continued)                                                Securities Trust
                               Vice President and          SSRM Holdings, Inc.                       Boston, MA
                               Assistant Treasurer
                               Senior Vice President and   State Street Research                     Boston, MA
                               Treasurer                   Investment Services, Inc.

Ryan, Michael J.               None
Senior Vice President

Sakala, Michael L.             Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                               Vice President              Zurich Scudder Investments                Boston, MA
                               (Until 1/02)
                               Vice President              Putnam Investments                        Boston, MA
                               (Until 4/01)

Sheldon, Michael A.            None
Vice President

Silverstein, Jill S.           None
Vice President

Simi, Susan                    None
Vice President

Simmons, Amy L.                Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Capital Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Exchange Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Growth Trust




                                      C-123





                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Simmons, Amy L.                Assistant Secretary         State Street Research                     Boston, MA
(continued)                                                Master Investment Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Securities Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Equity Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Financial Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Income Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Money Market Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Tax-Exempt Trust
                               Assistant Secretary         State Street Research                     Boston, MA
                                                           Institutional Funds

Smith, James                   Senior Vice President       State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
(Vice President until 4/02)

Somers, Todd W.                Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Spalding Gray, Nancy           Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

St. John, Scott                Vice President              Eaton Vance Management                    Boston, MA
Vice President                 (Until 2/01)

Stambaugh, Kenneth D.          None
Senior Vice President
(Vice President until 4/02)

Stolberg, Thomas B.            None
Vice President




                                      C-124





                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Strelow, Daniel R.             Vice President              State Street Research                     Boston, MA
Managing Director                                          Institutional Funds
Chief Investment Officer-      Vice President              State Street Research                     Boston, MA
Fixed Income                                               Financial Trust
(Executive Vice President      Vice President              State Street Research                     Boston, MA
until 4/02)
(Senior Vice President Until                               Income Trust
3/01)
                               Vice President              State Street Research                     Boston, MA
                                                           Money Market Trust
                               Vice President              State Street Research                     Boston, MA
                                                           Securities Trust
                               Vice President              State Street Research                     Boston, MA
                                                           Tax-Exempt Trust

Swanson, Amy McDermott         None
Managing Director
(Senior Vice President until
4/02)

Synnestvedt, Jared A.          Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.
                               Director of Sales           MetLife Investment                        Boston, MA
                               (Until 4/01)                Partners

Tice, Robyn S.                 None
Managing Director
(Senior Vice President until
4/02)

Trebino, Anne M.               Vice President              SSRM Holdings, Inc.                       Boston, MA
Managing Director
(Senior Vice President until
4/02)

Truesdale, Anne Tucher         None
Vice President




                                      C-125




                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Wagenseller, Jon P.            Senior Vice President       State Street Research                     Boston, MA
Senior Vice President                                      Investment Services, Inc.
                               Director-New Prod. Dev.     MetLife Investments                   Convent Station, NJ
                               (Until 4/01)

Wallace, Julie K.              None
Vice President

Walsh III, Denis J.            None
Managing Director
(Vice President until 4/02)

Walsh, Tucker                  Vice President              State Street Research                     Boston, MA
Managing Director                                          Capital Trust
(Vice President until 4/02)

Welch, Timothy M.              None
Vice President

Westvold, Elizabeth McCombs    Vice President              State Street Research                     Boston, MA
Managing Director                                          Institutional Funds
(Senior Vice President until   Vice President              State Street Research                     Boston, MA
4/02)
                                                           Securities Trust

Wilkins, Kevin N.              Managing Director           State Street Research                     Boston, MA
Managing Director              (Executive Vice President   Investment Services, Inc.
(Executive Vice President      until 4/02)
until 4/02)



                                      C-126





                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                                                                                                    ADDRESS OF
PRINCIPAL BUSINESS NAME          CONNECTION                      ORGANIZATION                      ORGANIZATION
Wilson, John T.                Vice President              State Street Research                     Boston, MA
Managing Director                                          Master Investment Trust
(Senior Vice President until
4/02)

Wipf, Barbara                  None
Vice President

Wong, David                    Senior Vice President       Paine Webber/                            New York, NY
Senior Vice President          (Until 4/01)                UBS Warburg
(Vice President until 4/02)

Xie, Erin                      Vice President              State Street Research                     Boston, MA
Vice President                 Associate                   Investment Services, Inc.
                               (Until 3/01)                Sanford Bernstein                        New York, NY

Yalamanchili, Kishore K.       None
Senior Vice President
(Vice President until 4/02)

Yu, Mandy                      Vice President              State Street Research                     Boston, MA
Vice President                                             Investment Services, Inc.

Zuger, Peter A.                Vice President              State Street Research                     Boston, MA
Managing Director                                          Equity Trust
(Senior Vice President until   Vice President              State Street Research                     Boston, MA
4/02)
                                                           Securities Trust
Zhu, Kevin                     Vice President              Zurich Scudder                            Boston, MA
Vice President                 (Until 6/01)                Investments, Inc.




                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE
Name and Position with                      Business and Other                  Position with Other
  Investment Adviser                            Connections                          Company
----------------------                      --------------------                -------------------
ARTHUR EDWARD NICHOLAS                      Nicholas-Applegate                  Chief Executive Officer
Chairman & Chief                            Holdings, LLC
Executive Officer
                                            Nicholas-Applegate                  Chairman
                                            Securities, LLC

                                            Nicholas-Applegate                  Chairman & Trustee
                                            Institutional Funds

                                            Nicholas-Applegate                  President
                                            Securities International
                                            LDC

                                            Nicholas-Applegate                  Director
                                            Growth Equity Fund,
                                            Ltd.

EDWARD BLAKE MOORE, JR.                     Nicholas-Applegate                  Secretary and General
General Counsel                             Holdings, LLC                       Counsel

                                            Nicholas-Applegate                  General Counsel and
                                            Securities, LLC                     Secretary

                                            Nicholas-Applegate                  President
                                            Institutional Funds

MARNA P. WHITTINGTON, PH.D                  Allianz Dresner Asset               Chief Operating Officer
President; Executive                        Management
Committee
                                            Nicholas-Applegate                  President
                                            Holdings, LLC

                                            Nicholas-Applegate                  President
                                            Securities, LLC

                                      C-128




                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE
Name and Position with                      Business and Other                  Position with Other
  Investment Adviser                            Connections                          Company
----------------------                      --------------------                -------------------
ERIC SPENCER SAGERMAN                       Nicholas-Applegate                  Director
Head of Global Marketing;                   Southeast Asia Fund
Executive Committee
                                            Nicholas-Applegate India            Director
                                            Fund, Ltd PCC

WILLIAM CHARLES MAHER,                      Nicholas-Applegate                  Chief Financial Officer /
CPA                                         Holdings, LLC                       Treasurer
Chief Financial Officer
                                            Nicholas-Applegate                  Treasurer
                                            Institutional Funds

                                            Nicholas-Applegate                  Chief Financial Officer
                                            Securities, LLC

CATHERINE SOMEHEGYI                         None
NICHOLAS
Chief Investment Officer
Global Equity Management

PETER JAMES JOHNSON                         Nicholas-Applegate                  Vice President
Sr. Vice President, Director                Securities, LLC
of Institutional Sales




                                      C-129



CHARLES H. FIELD, JR.                       Nicholas-Applegate                  Deputy General Counsel
Chief of Compliance and                     Securities, LLC
Deputy General Counsel
                                            Nicholas-Applegate                  Secretary
                                            Institutional Funds

                                            Nicholas-Applegate                  Vice President and Secretary
                                            Securities International
                                            LDC

                                            Nicholas-Applegate U.S.             Director
                                            Convertible Arbitrage
                                            Master Fund, LTD

                                            Torrey Pines Master Fund,           Director
                                            LTD

                                            Nicholas-Applegate                  Director
                                            Southeast Asia Fund

                                            Nicholas-Applegate India            Director
                                            Fund

NICHOLAS-APPLEGATE                          Allianz Dresner Asset               Limited Partner
HOLDINGS LLC                                Management
Managing Member

ALLIANZ DRESNER ASSET                       Allianz of America, Inc.            Sole Shareholder
MANAGEMENT OF AMERICA,
LLC
Limited Partner

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Ada, and State of Michigan, on the 28th day of April 2003.

--------------------------------------------------------------------------------

                                                        ACTIVA MUTUAL FUND TRUST
--------------------------------------------------------------------------------

                                                         By   /s/ Allan D. Engel
                                                              ------------------
                                                              ALLAN D. ENGEL
                                                              President
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
--------------------------------------------------------------------------------

Signature                           Title and Capacity            Date
--------------------------------------------------------------------------------


/s/ Allan D. Engel                  Principal Executive and       April 28, 2003
---------------------------
ALLAN D. ENGEL                      Financial Officer and
                                    Trustee

/s/ James J. Rosloniec              Trustee                       April 28, 2003
---------------------------
JAMES J. ROSLONIEC


DONALD H. JOHNSON                   Trustee

WALTER T. JONES                     Trustee

RICHARD E. WAYMAN                   Trustee


By /s/ Allan D. Engel                                             April 28, 2003
  -----------------------------
   ALLAN D. ENGEL
   (Attorney-in-Fact)

                                POWER OF ATTORNEY



         WHEREAS, ACTIVA MUTUAL FUNDS TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement relating to the sale of shares of Beneficial Interest ("Common Stock") of Amway Mutual Fund (the "Fund"), a Series of the Trust; and

         WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

         WHEREAS, THEREFORE, each of the undersigned hereby constitutes and appoints ALLAN D. ENGEL, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock in the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 2nd day of December 2002.


         Donald H. Johnson, Trustee         /s/ Donald H. Johnson


         Walter T. Jones, Trustee           /s/ Walter T. Jones


         Richard E. Wayman, Trustee         /s/ Richard E. Wayman


STATE OF MICHIGAN}
                              }SS
COUNTRY OF KENT  }

         I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUNDS TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 2nd day of December 2002.


                                                 /s/ Patricia S. Grooters
                                            ------------------------------------
                                                     Patricia S. Grooters
                                                     Notary Public

                     CERTIFIED COPY OF CORPORATE RESOLUTION


         I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 2, 2002:

REGISTRATION STATEMENT REVIEW / POST EFFECTIVE AMENDMENT

         Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during early February 2003 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the outside directors to Allan D. Engel, President.

       Following discussion by the Board, upon a motion by Mr. Wayman, seconded by Mr. Johnson, unanimously adopted the following resolutions:

       RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 52 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933 to reflect changes recommended by outside legal counsel;

       FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 2, 2002 is hereby approved for use in conjunction with Post Effective Amendment No. 52 and any subsequent amendment relating to this filing; and

       FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.

       I further certify that the foregoing resolutions are still in full force and effect.

       Dated this 2nd day of December 2002.





                                            /s/ Allan D. Engel
                                            ------------------------------------
                                            Allan D. Engel
                                            Secretary of Amway Mutual Fund Trust